UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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3M Company

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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3M Science. Applied to Life.™

2016 NOTICE OF ANNUAL MEETING & PROXY STATEMENT

INGE G. THULIN Chairman of the Board, President and Chief Executive Officer March 23, 2016

DEAR STOCKHOLDER:

We are pleased to invite you to attend 3M’s Annual Meeting of Stockholders, which will be held on Tuesday, May 10, 2016, at 10:00 a.m., Central Daylight Time at a new location at the Austin City Limits Live at The Moody Theater, 310 W. Willie Nelson Blvd., Austin, Texas 78701. Our Electronics and Energy Business Group is headquartered in Austin, Texas and we are excited about having our Annual Meeting again in Austin. We will also provide a live webcast of the meeting.

Details regarding admission to the meeting and the business to be conducted are provided in the accompanying Notice of Annual Meeting and Proxy Statement. We will report on Company operations and discuss our future plans. There will also be time for your questions and comments.

We sincerely hope you will be able to join us at the Annual Meeting. For information on how to attend the Annual Meeting, or listen to the live webcast, please read “Annual Meeting Admission” on page 83 of the accompanying Proxy Statement. Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote your proxy on the Internet, by telephone, or, if this Proxy Statement was mailed to you, by completing and mailing the enclosed traditional proxy card. Please review the instructions on the proxy card or the electronic proxy material delivery notice regarding each of these voting options.

Thank you for your ongoing support of 3M.

Sincerely,

2016 Proxy Statement  |  I

3M COMPANY
3M Center, St. Paul, Minnesota 55144

NOTICE OF 2016 ANNUAL
MEETING OF STOCKHOLDERS

TIME AND DATE
10:00 a.m., Central Daylight Time
Tuesday, May 10, 2016

PLACE
Austin City Limits Live at The Moody Theater
310 W. Willie Nelson Blvd.
Austin, Texas 78701

ITEMS OF BUSINESS

1.	Elect the twelve directors identified in the Proxy Statement, each for a term of one year.
2.	Ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2016.
3.	Approve, on an advisory basis, the compensation of our named executive officers.
4.	Approve the 2016 Long-Term Incentive Plan.
5.	Consider two stockholder proposals, if properly presented at the meeting.
6.	Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

RECORD DATE
You are entitled to vote if you were a stockholder of record at the close of business on Friday, March 11, 2016.

ADJOURNMENTS AND POSTPONEMENTS
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

ANNUAL REPORT
Our 2015 Annual Report, which is not part of the proxy soliciting materials, is enclosed if the proxy materials were mailed to you. The Annual Report is accessible on the Internet by visiting www.proxyvote.com, if you have received the Notice of Internet Availability of Proxy Materials, or previously consented to the electronic delivery of proxy materials.

By Order of the Board of Directors,

GREGG M. LARSON
Vice President, Deputy General Counsel and Secretary

II  |  3M

Director Nominees	1
Corporate Governance Highlights	2
Significant Corporate Governance Actions	3
Executive Compensation	4
2015 Financial Performance and Business Highlights	4
Elements of 2015 Total Direct Compensation	5
Compensation Policies and Practices	5
Significant Compensation Actions During 2015	6

CORPORATE GOVERNANCE AT 3M	7

AUDIT COMMITTEE MATTERS	31

Proposal No. 2: Ratification of the Appointment of Independent Registered Public Accounting Firm for 2016	31
Audit Committee Report	32
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Accounting Firm	33
Fees of the Independent Accounting Firm	33
Audit Committee Restrictions on Hiring Employees of the Independent Accounting Firm	34

2016 Proxy Statement  |  III

EXECUTIVE COMPENSATION	35

APPROVAL OF THE 2016 LONG-TERM INCENTIVE PLAN	65

Proposal No. 4: Approval of the 2016 Long-Term Incentive Plan	65
Why Stockholders Should Vote to Approve the 2016 Plan	65
Description of the 2016 Plan	68
United States Federal Income Tax Consequences	72
Plan Benefits	74
Recommendation and Vote Required	74
Equity Compensation Plan Information	75

STOCKHOLDER PROPOSALS	76

Proposal No. 5: Stockholder Proposal on Special Meetings	76
Board’s Statement Opposing the Proposal	76
Proposal No. 6: Stockholder Proposal on Share Repurchase Program and Executive Compensation	78
Board’s Statement Opposing the Proposal	78

STOCK OWNERSHIP INFORMATION	80

Security Ownership of Management	80
Common Stock and Total Stock-Based Holdings	80
Security Ownership of Certain Beneficial Owners	81
Section 16(a) Beneficial Ownership Reporting Compliance	82

OTHER INFORMATION	83

APPENDIX A - SUPPLEMENTAL CONSOLIDATED STATEMENT OF INCOME INFORMATION	91
APPENDIX B - 3M COMPANY 2016 LONG-TERM INCENTIVE PLAN	92

IV  |  3M

VOTING ROADMAP

VOTING ITEMS

PROPOSALS		THE BOARD’S VOTING RECOMMENDATIONS	RATIONALE FOR SUPPORT	FOR FURTHER DETAILS
1.	Elect the twelve directors identified in this Proxy Statement, each for a term of one year.	“FOR” each nominee to the Board	Our nominees are distinguished leaders who bring a mix of skills and qualifications to the Board and can represent the interests of all stockholders.	Page 7
2.	Ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2016.	“FOR”	Based on its assessment of the qualifications and performance of PricewaterhouseCoopers LLP (“PwC”) the Audit Committee believes that it is in the best interests of the Company and its stockholders to retain PwC.	Page 31
3.	Approve, on an advisory basis, the compensation of our named executive officers.	“FOR”	Our executive compensation program appropriately aligns our executives’ compensation with the performance of the Company and its business units as well as their individual performance.	Page 35
4.	Approve the 2016 Long-Term Incentive Plan.	“FOR”	Awards granted under the plan will help to recruit, motivate and retain the highly qualified individuals who contribute to our success and to align their financial interests with those of our stockholders.	Page 65
5.	Stockholder proposal on special meetings, if properly presented at the meeting.	“AGAINST”	See the Board’s opposition statement.	Page 76
6.	Stockholder proposal on share repurchase program and executive compensation, if properly presented at the meeting.	“AGAINST”	See the Board’s opposition statement.	Page 78

HOW TO VOTE

Whether or not you plan to attend the meeting, please provide your proxy by either using the Internet or telephone as further explained in this Proxy Statement or filling in, signing, dating, and promptly mailing a proxy card.

BY TELEPHONE
In the U.S. or Canada, you can vote your shares toll-free by calling 1-800-690-6903.

BY INTERNET
You can vote your shares online at www.proxyvote.com.

BY MAIL
You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.

ATTENDING THE MEETING
If you wish to attend the Annual Meeting in person, you will need to RSVP and print your admission ticket at www.proxyvote.com. An admission ticket together with a valid government issued photo identification must be presented in order to be admitted to the Annual Meeting. Please refer to the section entitled “Annual Meeting Admission” on page 83 of the Proxy Statement for further details.

Important Notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 10, 2016.

The Notice of Annual Meeting, Proxy Statement, and 2015 Annual Report are available at www.proxyvote.com. Enter the 16-digit control number located in the box next to the arrow on the Notice of Internet Availability of Proxy Materials or proxy card to view these materials.

THIS PROXY STATEMENT AND PROXY CARD, OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, ARE BEING DISTRIBUTED TO STOCKHOLDERS ON OR ABOUT MARCH 23, 2016.

2016 Proxy Statement  |  V

PROXY
HIGHLIGHTS

DIRECTOR NOMINEES

					3M COMMITTEES
DIRECTOR NOMINEE AND OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	OTHER CURRENT PUBLIC BOARDS	A	C	F	N&G
Sondra L. Barbour	53	2014	YES		M		M
Executive Vice President, Information
Systems and Global Solutions, Lockheed
Martin Corporation
Thomas “Tony” K. Brown	60	2013	YES	- ConAgra Foods, Inc.	M		M
Retired Group Vice President, Global				- Tower International, Inc.
Purchasing, Ford Motor Company
Vance D. Coffman	71	2002	YES	- Amgen Inc. (lead director)		M	C
Retired Chairman of the Board and				- Deere & Company
Chief Executive Officer, Lockheed				(presiding director)
Martin Corporation
David B. Dillon	64	2015	YES	- Union Pacific Corporation	M			M
Retired Chairman of the Board and
Chief Executive Officer,
The Kroger Co.
Michael L. Eskew	66	2003	YES	- The Allstate Corporation		C		M
Independent Lead Director				- International Business Machines
Retired Chairman of the Board and				Corporation (presiding director)
Chief Executive Officer, United Parcel				- Eli Lilly and Company
Service, Inc.
Herbert L. Henkel	67	2007	YES	- The Allstate Corporation	C		M
Retired Chairman of the Board and				- C. R. Bard, Inc.
Chief Executive Officer,
Ingersoll-Rand plc
Muhtar Kent	63	2013	YES	- The Coca-Cola Company	M		M
Chairman of the Board and Chief Executive
Officer, The Coca-Cola Company
Edward M. Liddy	70	2000	YES	- Abbott Laboratories		M		C
Retired Chairman of the Board and				- AbbVie, Inc.
Chief Executive Officer,				- The Boeing Company
The Allstate Corporation
Gregory R. Page	64	2016	YES	- Cargill, Incorporated (until	M			M
Retired Chairman of the Board and				August 2016)
Chief Executive Officer,				- Deere & Company
Cargill, Incorporated				- Eaton Corporation plc
Inge G. Thulin	62	2012	NO	- Chevron Corporation
Chairman of the Board, President and
Chief Executive Officer, 3M Company
Robert J. Ulrich	72	2008	YES			M		M
Retired Chairman of the Board and Chief
Executive Officer, Target Corporation
Patricia A. Woertz	63	2016	YES	- The Procter & Gamble Company		M	M
Retired Chairman of the Board and				- Royal Dutch Shell plc
Chief Executive Officer,
Archer-Daniels-Midland Company
A: Audit	F: Finance				C: Chair
C: Compensation	N&G: Nominating and Governance				M: Member

2016 Proxy Statement  |  1

CORPORATE GOVERNANCE HIGHLIGHTS

BOARD SIZE AND INDEPENDENCE	INDEPENDENT LEAD DIRECTOR	MEETING ATTENDANCE
12 out of 13 Directors are independent	●Independent Lead Director with robust authority ●Combined Chairman and CEO positions	97% Overall attendance at Board and committee meetings There were EIGHT Board meetings in 2015

DIRECTOR TENURE	DIRECTOR AGE	OTHER PUBLIC COMPANY BOARDS

The Corporate Governance Highlights above reflect the Board’s current 13 directors. One of the directors, Linda Alvarado, is not seeking re-election and will end her service on the Board on May 10, 2016, when her term expires.

DIRECTOR NOMINEES SKILLS AND EXPERIENCE

The Nominating and Governance Committee identifies, reviews, and recommends nominees to the Board for approval. The Committee seeks individuals with distinguished records of leadership and success and who will make substantial contributions to Board operations and effectively represent the interests of all stockholders. The Committee considers a wide range of factors and experiences, including ensuring an experienced, qualified Board with expertise in the following areas relevant to 3M. The numbers in parentheses represent the number of director nominees who possess each of the skills and experiences.

2  |  3M

SIGNIFICANT CORPORATE GOVERNANCE ACTIONS

We recently implemented several changes that demonstrate our ongoing commitment to strong corporate governance practices:

Proxy Access

In November 2015, the Board adopted a new “Proxy Access for Director Nominations” bylaw that permits eligible stockholders to include in our proxy statement nominees for election to the 3M Board. Our decision to adopt proxy access grew out of an open and constructive dialogue with our stockholders, and we believe our proxy access framework strikes the right balance for 3M by ensuring that stockholder nominees to the Board are supported by long-term stockholders representing a significant, but attainable, proportion of outstanding shares. For additional information, please see page 16 in this Proxy Statement.

Board Refreshment

We regularly add directors to infuse new ideas and fresh perspectives into the boardroom. In recruiting directors, we focus on how the experience and skill set of each individual complements those of their fellow directors to create a balanced board with diverse viewpoints and backgrounds, deep expertise, and strong leadership experience. Accordingly, we are pleased to announce the following directors who will be standing for election to the Board for the first time at the Annual Meeting. David B. Dillon joined the Board in August 2015, and Gregory R. Page and Patricia A. Woertz joined the Board in February 2016. All three are accomplished business leaders with significant experience directly relevant to 3M’s strategic vision and business strategies. David B. Dillon is the retired Chairman of the Board and Chief Executive Officer of The Kroger Co. and brings vast experience in leading one of the world’s largest retailers and a strong understanding of the customer’s point of view. Gregory A. Page is the retired Chairman of the Board and Chief Executive Officer of Cargill, Incorporated and brings exceptional experience in running a complex global business. Patricia A. Woertz is the retired Chairman of the Board and Chief Executive Officer of Archer-Daniels-Midland Company and brings considerable experience in creating stockholder value, global operations, and risk management.

2016 Proxy Statement  |  3

EXECUTIVE COMPENSATION

2015 FINANCIAL PERFORMANCE AND BUSINESS HIGHLIGHTS*

For 3M, 2015 was a year of strong financial performance achieved through disciplined execution in a challenging external environment.

EARNINGS PER SHARE GROWTH	ORGANIC LOCAL CURRENCY SALES GROWTH	RETURN ON INVESTED CAPITAL	FREE CASH FLOW CONVERSION
1.2%	1.3%	22.5%	103%
●EPS grew from $7.49 in 2014 to $7.58 in 2015 ●Excluding restructuring charges, EPS grew 3.1% from $7.49 in 2014 to $7.72 in 2015 ●No compensation was paid or earned based on 2015 EPS Growth	●Represents additional growth on top of the 4.9% organic local currency sales growth in 2014	●Up from 22.0% in 2014	●Represents another solid year of free cash flow conversion following a 104% conversion rate in 2014

We believe that our ability to deliver consistent results over time is reflected in our total stockholder return, which was at or above the median of our executive compensation peer group for each of the 1-, 3-, and 5-year periods ended December 31, 2015. For additional information, see “Total Stockholder Return” on page 38 of this Proxy Statement.

Throughout 2015, we also continued to prepare and position our Company for long-term success. Other noteworthy accomplishments include the following:

●Expanded full-year margins 50 basis points to 22.9 percent in a low-growth external environment
●Completed three strategic acquisitions (Capital Safety, Ivera Medical Corp., and Polypore International Inc.’s Separations Media business) to strengthen our portfolio and complement organic growth
●Invested nearly $7 billion in our business through a combination of capital expenditures ($1.5 billion), research and development ($1.8 billion), and acquisitions ($3.7 billion, inclusive of debt)
●Returned $7.8 billion to stockholders via dividends and gross share repurchases
●Opened our new state-of-the-art research and development laboratory in St. Paul, Minnesota
●Launched our new brand platform—3M Science. Applied to Life™—to enhance awareness of how 3M uses science to improve lives
●Completed a corporate restructuring to increase efficiency and further strengthen our competitiveness

For more information concerning our financial performance, see page 36 of this Proxy Statement and our Annual Report available at www.proxyvote.com.

*	See Appendix A to this Proxy Statement for a reconciliation of certain financial measures mentioned below to our results as reported under accounting principles generally accepted in the United States.

4  |  3M

ELEMENTS OF 2015 TOTAL DIRECT COMPENSATION

The following shows the breakdown of reported 2015 compensation for our CEO and the average of our other named executive officers as disclosed in this Proxy Statement (“NEOs”).

CEO	Base Salary ●Only component of total direct compensation that is not “at risk”	Other NEOs (Average)

Annual Incentive Plan (AIP) ●Subject to achievement of three business objectives over a 12-month period ●Maximum payout capped at 200% of target

Long-Term Incentives (LTI)
●Initial value split equally between stock options and performance share awards
●Stock Options
○Provide value only if stock price increases
○Ratable vesting over three years
●Performance Share Awards (PSA)
○Subject to achievement of four independent performance criteria
○Reward performance over three years

COMPENSATION POLICIES AND PRACTICES

Our compensation program is designed to provide appropriate performance incentives and avoid compensation practices that do not promote the interests of our stockholders.

WE DO

✓	Maintain a strong alignment between corporate performance and compensation.
✓	Conduct an annual assessment to identify and mitigate risks.
✓	Have a comprehensive clawback policy.
✓	Use an independent compensation consultant retained directly by the Compensation Committee.
✓	Limit the number and amount of executive perquisites.
✓	Prohibit our executive officers from hedging or pledging 3M common stock.
✓	Maintain robust stock ownership guidelines applicable to all of our executive officers.
✓	Conduct competitive benchmarking to align executive compensation with market.

WE DO NOT

✗	Have employment, severance, or change in control agreements with any of our executive officers.
✗	Provide tax gross-ups on executive perquisites.
✗

Have agreements that would provide automatic “single-trigger” accelerated vesting of equity compensation or excise tax gross-up payments to any of our executive officers in the event of a change in control.

✗	Provide dividends or dividend equivalents on unearned performance share awards.
✗	Reprice stock options without the approval of 3M stockholders, except for “anti-dilution” adjustments (such as adjustments for stock splits, spinoffs, etc.)

2016 Proxy Statement  |  5

SIGNIFICANT COMPENSATION ACTIONS DURING 2015

During 2015, 3M and the Compensation Committee made the following decisions and took the following actions with respect to the Company’s executive compensation program:

●	Amended the Annual Incentive Plan (effective for 2015) to reduce the maximum payout from 300 percent to 200 percent of the participant’s target amount.
●

Revised the weighting of the three performance metrics used in the Annual Incentive Plan (effective for 2015) to increase alignment to overall corporate results and initiatives. The new weightings are as follows: Local Currency Sales vs. Plan (50 percent), Economic Profit vs. Plan (20 percent), and 3M Economic Profit vs. Prior Year (30 percent).

●

Revised the performance criteria for new performance share awards (effective for 2015 performance share awards) to better align this portion of our executives’ long-term incentive compensation with the long-term financial objectives previously announced by the Company. In particular, the 2015 performance share awards utilize two new performance criteria (earnings per share growth and free cash flow conversion) that replace the New Product Vitality Index. With this change, all four performance criteria used for the 2015 performance share awards are now aligned with the Company’s publicly-stated long-term financial objectives.

●

Effective with performance share awards made in 2015, began adjusting the initial grant value of each executive’s performance share award to reflect their individual performance during the preceding year. In the past, individual performance affected only target annual incentive compensation and the annual stock option grant. This change was made to better recognize and encourage exceptional individual performance.

●

Amended the definition of “Retirement” in our Annual Incentive Plan and our 2008 Long-Term Incentive Plan effective as of January 1, 2016, to mean a termination of employment with the Company after attaining age 55 with at least 10 years of service. Prior to this change, the term “Retirement” meant a termination of employment with the Company after attaining age 55 with at least five years of service. This change was made to encourage longer service to the Company. The previous definition continues to apply to awards granted under our 2008 Long-Term Incentive Plan before January 1, 2016.

6  |  3M

CORPORATE
GOVERNANCE AT 3M

PROPOSAL NO. 1: ELECT THE TWELVE DIRECTORS IDENTIFIED IN THIS PROXY STATEMENT

At the 2016 Annual Meeting, twelve directors are to be elected to hold office until the 2017 Annual Meeting of Stockholders and until their successors have been elected and qualified. All nominees are presently 3M directors who were elected by stockholders at the 2015 Annual Meeting, except for David Dillon, Gregory Page, and Patricia Woertz, who were elected to the Board in August 2015 (Mr. Dillon) and February 2016 (Mr. Page and Ms. Woertz) and who are standing for election for the first time. The Nominating and Governance Committee, with input from the independent directors and the Chairman of the Board and Chief Executive Officer, identified Ms. Woertz and Messrs. Dillon and Page with the assistance of an outside search firm, and recommended them to the Board. We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board. Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or retirement. Linda Alvarado is not seeking re-election and will end her service on the 3M Board on May 10, 2016, when her term expires. We thank Ms. Alvarado for her many contributions to the Board and to the Company.

The Nominating and Governance Committee reviewed the Board Membership Criteria (described on page 14) and the specific experience, qualifications, attributes, and skills of each nominee, including membership(s) on the boards of directors of other public companies. The following pages contain biographical and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes, and skills that led the Nominating and Governance Committee and the Board to determine that each nominee should serve as a director. In addition, the majority of our directors serve or have served on boards and board committees (including as committee chairs) of other public companies, which the Board believes provides them with additional board leadership and governance experience, exposure to best practices, and substantial knowledge and skills that further enhance the functioning of our Board.

2016 Proxy Statement  |  7

NOMINEES FOR DIRECTOR:

SONDRA L. BARBOUR
Executive Vice President, Information Systems and Global Solutions, Lockheed Martin Corporation
Age	53
Director since	2014
Other current directorships	None
3M Board committee(s)	Audit and Finance Committees
Independent	Yes

PROFESSIONAL HIGHLIGHTS

Ms. Barbour is Executive Vice President, Information Systems and Global Solutions, Lockheed Martin Corporation, a high technology aerospace and defense company. Since joining Lockheed Martin in 1986, Ms. Barbour has served in various leadership capacities and has extensive technology experience, notably in the design and development of large-scale information systems. In 2013 she was appointed Executive Vice President, Information Systems & Global Solutions. From 2008 to 2013 she served as Senior Vice President, Enterprise Business Services and Chief Information Officer, heading all of the corporation’s internal information technology operations, including protecting the company’s infrastructure and information from cyber threats. Prior to that role she served as Vice President, Corporate Shared Services from 2007 to 2008 and Vice President, Corporate Internal Audit from 2006 to 2007 providing oversight of supply chain activities, internal controls, and risk management.

NOMINEE QUALIFICATIONS

Ms. Barbour’s degree in Computer Science and Accounting from Temple University, her leadership roles and experiences in Information Systems and Global Solutions at Lockheed Martin, her skills in information technology operations, including cyber security expertise, financial, internal controls and audit matters, and her experiences as a senior executive at Lockheed Martin, qualify her to serve as a director of 3M.

THOMAS “TONY” K. BROWN
Retired Group Vice President, Global Purchasing, Ford Motor Company
Age	60
Director since	2013
Other current directorships	ConAgra Foods, Inc., Tower International, Inc.
3M Board committee(s)	Audit and Finance Committees
Independent	Yes

PROFESSIONAL HIGHLIGHTS

Mr. Brown is the Retired Group Vice President, Global Purchasing, Ford Motor Company, a global automotive industry leader. Mr. Brown served in various leadership capacities in global purchasing since joining Ford in 1999. In 2008, he became Ford’s Group Vice President, Global Purchasing, with responsibility for approximately $90 billion of production and non-production procurement for Ford operations worldwide. He retired from Ford on August 1, 2013. From 1997 to 1999 he served in leadership positions at United Technologies Corporation, including its Vice President, Supply Management. From 1991 to 1997 he served as Executive Director, Purchasing and Transportation at QMS Inc. From 1976 to 1991 he served in various managerial roles at Digital Equipment Corporation.

NOMINEE QUALIFICATIONS

Mr. Brown’s Bachelor of Business Administration degree from American International College in Springfield, Massachusetts, his leadership roles, and his knowledge of and extensive experiences in global purchasing, management, and supply chain at Ford Motor Company and other companies, qualify him to serve as a director of 3M.

8  |  3M

VANCE D. COFFMAN
Retired Chairman of the Board and Chief Executive Officer, Lockheed Martin Corporation
Age	71
Director since	2002
Other current directorships	Amgen Inc. (lead director) Deere & Company (presiding director)
3M Board committee(s)	Compensation and Finance (Chair) Committees
Independent	Yes

PROFESSIONAL HIGHLIGHTS

Dr. Coffman is the Retired Chairman of the Board and Chief Executive Officer, Lockheed Martin Corporation, a high technology aerospace and defense company. Dr. Coffman served in various executive capacities at Lockheed Martin Corporation before becoming Chairman and Chief Executive Officer in 1998. He retired as Chief Executive Officer in 2004 and as Chairman of the Board in 2005.

NOMINEE QUALIFICATIONS

Dr. Coffman’s Bachelor of Science degree in Aerospace Engineering from Iowa State University, his Masters and Doctoral degrees in Aeronautics and Astronautics from Stanford University and his various leadership roles and experiences at Lockheed Martin, including serving as Chairman of the Board and Chief Executive Officer, his role in the integration of Lockheed and Martin Marietta Corporations, his understanding of the challenges of managing a complex global organization, the breadth of his experiences and skills in business and financial matters, and his experiences as a director at the public companies listed above, qualify him to serve as a director of 3M.

DAVID B. DILLON
Retired Chairman of the Board and Chief Executive Officer, The Kroger Co.
Age	64
Director since	2015
Other current directorships	Union Pacific Corporation
Directorships within the past five years	The Kroger Co. Convergys Corporation DirecTV
3M Board committee(s)	Audit and Nominating and Governance Committees
Independent	Yes

PROFESSIONAL HIGHLIGHTS
Mr. Dillon is the Retired Chairman of the Board and Chief Executive Officer, The Kroger Co., a large retailer that operates retail food and drug stores, multi-department stores, jewelry stores, and convenience stores throughout the U.S. Mr. Dillon retired as Kroger’s Chairman of the Board on December 31, 2014, where he was Chairman since 2004 and was the Chief Executive Officer from 2003 through 2013. Mr. Dillon served as President from 1995 to 2003 and was elected Executive Vice President in 1990. Mr. Dillon served as Director of the Kroger Co. from 1995 through 2014. Mr. Dillon began his retailing career at Dillon Companies, Inc. (later a subsidiary of The Kroger Co.) in 1976 and advanced through various management positions, including its President from 1986-1995.
NOMINEE QUALIFICATIONS
Mr. Dillon’s degree in business from the University of Kansas and his law degree from Southern Methodist University, his leadership roles and experiences at The Kroger Co., including serving as Chairman of the Board and Chief Executive Officer, his knowledge of and extensive experiences in leading one of the world’s largest retailers, his experiences in Kroger’s successful $13 billion merger with Fred Meyer, Inc., his leadership in sustainability, his skills in financial and audit matters, and his experiences as a director at the public companies listed above, qualify him to serve as a director of 3M.

2016 Proxy Statement  |  9

MICHAEL L. ESKEW
Retired Chairman of the Board and Chief Executive Officer, United Parcel Service, Inc.
Age	66
Director since	2003
Other current directorships	The Allstate Corporation International Business Machines Corporation (presiding director) Eli Lilly and Company
Directorships within the past five years	United Parcel Service, Inc.
3M Board committee(s)	Compensation (Chair) and Nominating and Governance Committees
Independent	Yes

PROFESSIONAL HIGHLIGHTS

Mr. Eskew is the Retired Chairman of the Board and Chief Executive Officer, United Parcel Service, Inc., a provider of specialized transportation and logistics services. Mr. Eskew was appointed Executive Vice President in 1999 and Vice Chairman in 2000 before becoming Chairman and Chief Executive Officer of UPS in January 2002. He retired as Chairman of the Board and Chief Executive Officer at the end of 2007 but remained as a director of UPS until December 31, 2014.

NOMINEE QUALIFICATIONS

Mr. Eskew’s degree in Industrial Engineering from Purdue University, his leadership roles and experiences at United Parcel Service, including serving as Chairman of the Board and Chief Executive Officer, his knowledge of and extensive experiences in global logistics, his skills in financial and audit matters, and his experiences as a director at the public companies listed above, qualify him to serve as a director of 3M. Mr. Eskew is Lead Director.

HERBERT L. HENKEL
Retired Chairman of the Board and Chief Executive Officer, Ingersoll-Rand plc
Age	67
Director since	2007
Other current directorships	The Allstate Corporation C. R. Bard, Inc.
Directorships within the past five years	Visteon Corporation
3M Board committee(s)	Audit (Chair) and Finance Committees
Independent	Yes

PROFESSIONAL HIGHLIGHTS
Mr. Henkel is the Retired Chairman of the Board and Chief Executive Officer, Ingersoll-Rand plc, a manufacturer of industrial products and components. Mr. Henkel retired as Ingersoll-Rand’s Chief Executive Officer, a position he held since October 1999, on February 4, 2010, and retired as Chairman of the Board on June 3, 2010. Mr. Henkel served as President and Chief Operating Officer of Ingersoll-Rand from April 1999 to October 1999. Mr. Henkel served in various leadership roles at Textron, Inc., including its President and Chief Operating Officer from 1998-1999.
NOMINEE QUALIFICATIONS
Mr. Henkel’s Bachelor’s and Master’s degrees in Engineering from Polytechnic University of New York and Masters of Business Administration from the Lubin School at Pace University, his leadership roles and experiences at Textron, Inc. and Ingersoll-Rand, including serving as Chairman of the Board and Chief Executive Officer, his knowledge of and extensive experiences in engineering, manufacturing, management, sales and marketing in a variety of industries, his skills in financial and audit matters, and his experiences as a director at the public companies listed above, qualify him to serve as a director of 3M.

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MUHTAR KENT
Chairman of the Board and Chief Executive Officer, The Coca-Cola Company
Age	63
Director since	2013
Other current directorships	The Coca-Cola Company
3M Board committee(s)	Audit and Finance Committees
Independent	Yes

PROFESSIONAL HIGHLIGHTS

Mr. Kent is the Chairman of the Board and Chief Executive Officer, The Coca-Cola Company, the world’s largest beverage company. Mr. Kent has held the position of Chairman of the Board of The Coca-Cola Company since April 23, 2009, and the position of Chief Executive Officer since July 1, 2008. From December 2006 through June 2008, Mr. Kent served as President and Chief Operating Officer of The Coca-Cola Company. From January 2006 through December 2006, Mr. Kent served as President of Coca-Cola International and was elected Executive Vice President of The Coca-Cola Company in February 2006. From May 2005 through January 2006, he was President and Chief Operating Officer of The Coca-Cola Company’s North Asia, Eurasia and Middle East Group, an organization serving a broad and diverse region that included China, Japan, and Russia. Mr. Kent is a board member and past Co-Chair of The Consumer Goods Forum, a fellow of the Foreign Policy Association, a board member and past Chairman of the U.S.-China Business Council, and Chairman Emeritus of the U.S. ASEAN Business Council.

NOMINEE QUALIFICATIONS

Mr. Kent’s Bachelor of Science degree in Economics from the University of Hull, England, and Master of Science degree in Administrative Sciences from City University London, his extensive leadership roles and experiences at The Coca-Cola Company across multiple geographies, and his extensive international experience not only at The Coca-Cola Company but also in the organizations mentioned above, qualify him to serve as a director of 3M.

EDWARD M. LIDDY
Retired Chairman of the Board and Chief Executive Officer, The Allstate Corporation
Age	70
Director since	2000
Other current directorships	Abbott Laboratories AbbVie, Inc. The Boeing Company
3M Board committee(s)	Compensation and Nominating and Governance (Chair) Committees
Independent	Yes

PROFESSIONAL HIGHLIGHTS
Mr. Liddy is the Retired Chairman of the Board and Chief Executive Officer, The Allstate Corporation, and former Partner at Clayton, Dubilier & Rice, LLC, a private equity investment firm. Mr. Liddy served as a partner of Clayton, Dubilier & Rice, LLC from January 2010 to December 2015. At the request of the Secretary of the U.S. Department of the Treasury, Mr. Liddy served as Interim Chairman of the Board and Chief Executive Officer of American International Group, Inc. (AIG), a global insurance and financial services holding company, from September 2008 until August 2009. Mr. Liddy served as Chairman of the Board of The Allstate Corporation, a personal lines insurer, from January 1999 to April 2008 and as its Chief Executive Officer from January 1999 to December 2006, and as President and Chief Operating Officer from August 1994 to December 1998.
NOMINEE QUALIFICATIONS
Mr. Liddy earned an undergraduate degree from Catholic University and a Masters of Business Administration from George Washington University. He brings to our Board the benefits of his substantial experience as a senior executive and board member of several Fortune 100 companies across a range of industries. Mr. Liddy’s extensive executive leadership experience at Allstate and American International Group enables him to provide our Board with valuable insights on corporate strategy, risk management, corporate governance, and many other issues facing large, global enterprises. Additionally, as a former Chief Financial Officer of Sears, Roebuck and Co., chair of the audit committee of Goldman Sachs, and partner at Clayton, Dubilier & Rice, LLC, Mr. Liddy provides our Board with significant knowledge and understanding of corporate finance, capital markets, and financial reporting and accounting matters which qualifies him to serve as a director of 3M.

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GREGORY R. PAGE
Retired Chairman of the Board and Chief Executive Officer, Cargill, Incorporated
Age	64
Director since	2016
Other current directorships	Cargill, Incorporated (until August 2016) Deere & Company Eaton Corporation plc
Directorships within the past five years	Carlson Companies
3M Board committee(s)	Audit and Nominating and Governance Committees
Independent	Yes

PROFESSIONAL HIGHLIGHTS

Mr. Page is the Retired Chairman of the Board and Chief Executive Officer, Cargill, Incorporated, an international marketer, processor and distributor of agricultural, food, financial and industrial products and services. Mr. Page was named Corporate Vice President & Sector President, Financial Markets and Red Meat Group of Cargill in 1998, Corporate Executive Vice President, Financial Markets and Red Meat Group in 1999, President and Chief Operating Officer in 2000, and became Chairman of the Board and Chief Executive Officer in 2007. He served as Executive Chairman of the Board of Cargill from December 2013 until his retirement from Cargill in September 2015. Mr. Page is a director and past non-executive Chair of the Board of Big Brothers Big Sisters of America. He is immediate past President and board member of the Northern Star Council of the Boy Scouts of America.

NOMINEE QUALIFICATIONS

Mr. Page’s undergraduate degree in economics from the University of North Dakota, his leadership roles and experiences while serving as Chairman of the Board and Chief Executive Officer at Cargill, Incorporated, his expertise and knowledge of financial and audit matters and corporate governance, and his experiences as a director at the public companies listed above, qualify him to serve as a director of 3M.

INGE G. THULIN
Chairman of the Board, President and Chief Executive Officer, 3M Company
Age	62
Director since	2012
Other current directorships	Chevron Corporation
Other directorships in the past five years	The Toro Company
3M Board committee(s)	None
Independent	No

PROFESSIONAL HIGHLIGHTS
Mr. Thulin is the Chairman of the Board, President and Chief Executive Officer of 3M Company. Mr. Thulin served as President and Chief Executive Officer of 3M Company from February 24, 2012, to May 8, 2012. Mr. Thulin served as the Company’s Executive Vice President and Chief Operating Officer from May 2011 to February 2012, with responsibility for all of 3M’s business segments and International Operations. Prior to that, he was Executive Vice President of International Operations from 2004 to 2011. Mr. Thulin also has held numerous leadership positions in Asia Pacific, Europe and Middle East, and across multiple businesses.
NOMINEE QUALIFICATIONS
Mr. Thulin’s degrees in Marketing and Economics from Gothenburg University, his distinguished 3M career spanning more than three decades with leadership roles across multiple geographies and businesses, his in-depth understanding of 3M’s global businesses, his expertise and knowledge of managing a large global corporation across multiple industries and markets, his skills in business and financial matters, and his experiences as a director at the public companies listed above, qualify him to serve as a director of 3M.

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ROBERT J. ULRICH
Retired Chairman of the Board and Chief Executive Officer, Target Corporation
Age	72
Director since	2008
Other current directorships	None
3M Board committee(s)	Compensation and Nominating and Governance Committees
Independent	Yes

PROFESSIONAL HIGHLIGHTS

Mr. Ulrich is the Retired Chairman of the Board and Chief Executive Officer of Target Corporation, an operator of large-format general merchandise and food discount stores. Mr. Ulrich began his retailing career as a merchandising trainee in Target’s department store division (Dayton Hudson) in 1967 and advanced through various management positions. He became Chairman and Chief Executive Officer of Target Stores in 1987 and was elected Chairman of the Board and Chief Executive Officer of Target Corporation in 1994. Mr. Ulrich retired as Target’s Chief Executive Officer on May 1, 2008, and retired as Chairman of the Board on January 31, 2009.

NOMINEE QUALIFICATIONS

Mr. Ulrich’s Bachelor of Arts degree from the University of Minnesota, his leadership roles and experiences at Dayton Hudson and Target Corporation, his knowledge of and extensive experiences in retailing and in building Target into the second-largest retailer in the United States, and his skills in business and financial matters, qualify him to serve as a director of 3M.

PATRICIA A. WOERTZ
Retired Chairman of the Board and Chief Executive Officer, Archer-Daniels-Midland Company
Age	63
Director since	2016
Other current directorships	The Procter & Gamble Company Royal Dutch Shell plc
3M Board committee(s)	Compensation and Finance Committees
Independent	Yes

PROFESSIONAL HIGHLIGHTS
Ms. Woertz is the Retired Chairman of the Board and Chief Executive Officer, Archer-Daniels-Midland Company, an agricultural processor and food ingredient provider. Ms. Woertz joined ADM as Chief Executive Officer and President in April 2006, and was named Chairman of the Board in February 2007. She served as Chief Executive Officer until December 2014, and Chairman of the Board until December 2015. Before joining ADM, Ms. Woertz held positions of increasing importance at Chevron Corporation and its predecessor companies. Ms. Woertz served on the President’s Export Council from 2010-2015 and chaired the U.S. section of the U.S.-Brazil CEO Forum 2013-2015.
NOMINEE QUALIFICATIONS
Ms. Woertz’s undergraduate degree from Pennsylvania State University in accounting, her experiences as a Certified Public Accountant at Ernst & Young, her experiences in finance, auditing, strategic planning, and marketing at Gulf Oil Corporation, her experiences in the financial aspects of the mergers between Gulf Oil and Chevron and Texaco and Chevron, her extensive leadership roles and experiences at ChevronTexaco Corporation as Executive Vice President, Global Downstream from 2001-2006, her expertise and knowledge of financial and audit matters and corporate governance, and her experiences as a director at the public companies listed above, qualify her to serve as a director of 3M.

RECOMMENDATION OF THE BOARD
The Board of Directors unanimously recommends a vote “FOR” the election of these nominees as directors. Proxies solicited by the Board of Directors will be voted “FOR” these nominees unless a stockholder indicates otherwise in voting the proxy.

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BOARD MEMBERSHIP CRITERIA

3M’s Corporate Governance Guidelines contain Board Membership Criteria which include a list of skills and characteristics expected to be represented on 3M’s Board. The Nominating and Governance Committee periodically reviews with the Board the appropriate skills and characteristics required of Board members given the current Board composition. It is the intent of the Board that the Board, itself, will be a high performance organization creating competitive advantage for the Company. To perform as such, the Board will be composed of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to Board operations and effectively represent the interests of all stockholders. The Committee’s and the Board’s assessment of Board candidates includes, but is not limited to, consideration of:

●	Roles in and contributions valuable to the business community;
●	Personal qualities of leadership, character, judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence, and adherence to the highest ethical standards;
●	Relevant knowledge and diversity of background and experience in business, manufacturing, technology, finance and accounting, marketing, international business, government, and other areas; and
●	Whether the candidate is free of conflicts and has the time required for preparation, participation, and attendance at all meetings.

In addition to these minimum requirements, the Committee will also evaluate whether the nominee’s skills are complementary to the existing Board members’ skills, the Board’s needs for particular expertise in certain areas, and will assess the nominee’s impact on Board dynamics and effectiveness.

DIRECTOR NOMINEES SKILLS AND EXPERIENCE

The diagram below summarizes the director nominees’ skills and experiences in the areas that are relevant to 3M and shows the number of director nominees (in parentheses) who possess each of the skills and experiences:

DIRECTOR SKILLS AND EXPERIENCE

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DIVERSITY

The Board of Directors values diversity as a factor in selecting nominees to serve on the Board because its experience is that diversity provides significant benefit to the Board and the Company. Although there is no specific policy on diversity, the Committee considers the Board Membership Criteria in selecting nominees for directors, including diversity of background and experience. Such considerations may include gender, race, national origin, functional background, executive or professional experience, and international experience.

IDENTIFICATION, EVALUATION, AND SELECTION OF NOMINEES

The Committee periodically reviews the appropriate size and composition of the Board and anticipates future vacancies and needs of the Board. In the event the Committee recommends an increase in the size of the Board or a vacancy occurs, the Committee considers qualified nominees from several sources, including current Board members and nominees recommended by stockholders and other persons.

The Committee may from time to time retain a director search firm to help the Committee identify qualified director nominees for consideration by the Committee. The Committee retained Spencer Stuart in 2015 to help identify future Board candidates.

The Committee evaluates qualified director nominees at regular or special Committee meetings against the Board Membership Criteria described above then in effect and reviews qualified director nominees with the Board. The Committee and the Chairman of the Board interview candidates that meet the Board Membership Criteria and the Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

DIRECTOR INDEPENDENCE

The Board has adopted a formal set of Director Independence Guidelines with respect to the determination of director independence, which either conform to or are more exacting than the independence requirements of the NYSE listing standards, and the full text of which is available on our Web site at www.3M.com, under Investor Relations — Governance. In accordance with these Guidelines, a director or nominee for director must be determined to have no material relationship with the Company other than as a director. The Guidelines specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent registered public accounting firm. The Guidelines also prohibit Audit and Compensation Committee members from having any direct or indirect financial relationship with the Company, and restrict both commercial and not-for-profit relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm’s length with the Company and its subsidiaries, and to disclose any circumstance that might be perceived as a conflict of interest.

In accordance with these Guidelines, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director, or any member of his or her immediate family and the Company and its subsidiaries and affiliates in each of the most recent three completed fiscal years. The Board also considered whether there were any transactions or relationships between the Company and a director or any members of a director’s immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner, or significant equity holder). The Board considered that in the ordinary course of business, transactions may occur between the Company and its subsidiaries and companies at which some of our directors are or have been officers. In particular, the Board considered the annual amount of sales to 3M for each of the most recent three completed fiscal years by each of the companies where directors serve or have served as an executive officer, as well as purchases by those companies from 3M. The Board determined that the amount of sales and purchases in each fiscal year was below one percent of the annual revenues of each of those companies, the threshold set forth in the Director Independence Guidelines. The Board also considered charitable contributions to not-for-profit organizations with which our directors or immediate family members are affiliated, none of which approached the threshold set forth in our Director Independence Guidelines.

As a result of this review, the Board affirmatively determined that the following directors are independent under these Guidelines: Linda G. Alvarado, Sondra L. Barbour, Thomas “Tony” K. Brown, Vance D. Coffman, David B. Dillon, Michael L. Eskew, Herbert L. Henkel, Muhtar Kent, Edward M. Liddy, Gregory R. Page, Robert J. Ulrich, and Patricia A. Woertz. The Board has also determined that members of the Audit Committee and Compensation Committee received no compensation from the Company other than for service as a director. Inge G. Thulin, Chairman of the Board, President and Chief Executive Officer, is considered to not be independent because of his employment by the Company.

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NOMINEES PROPOSED BY STOCKHOLDERS

The Committee has a policy to consider properly submitted stockholder recommendations for candidates for membership on the Board of Directors. Stockholders proposing individuals for consideration by the Committee must include at least the following information about the proposed nominee: the proposed nominee’s name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected. Stockholders should send the required information about the proposed nominee to:

Corporate Secretary 3M Company 3M Center Building 220-14W-06 St. Paul, MN 55144-1000.

In order for an individual proposed by a stockholder to be considered by the Committee for recommendation as a Board nominee for the 2017 Annual Meeting, the Corporate Secretary must receive the proposal by November 23, 2016. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Company). The Corporate Secretary will send properly submitted stockholder proposed nominations to the Committee Chair for consideration at a future Committee meeting. Individuals proposed by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means.

STOCKHOLDER NOMINATIONS - ADVANCE NOTICE BYLAW

In addition, 3M’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting. Stockholders intending to nominate a person for election as a director must comply with the requirements set forth in the Company’s Bylaws. With respect to nominations to be acted upon at our 2017 Annual Meeting, our bylaws would require, among other things, that the Corporate Secretary receive written notice from the record stockholder no earlier than November 23, 2016, and no later than December 23, 2016. The notice must contain the information required by the bylaws, a copy of which is available on our Web site at www.3M.com, under Investor Relations — Governance. Nominations received after December 23, 2016, will not be acted upon at the 2017 Annual Meeting.

PROXY ACCESS NOMINATIONS

Further, pursuant to the proxy access Bylaw adopted by the Board in November 2015, a stockholder, or a group of up to 20 stockholders, continuously owning for three years at least three percent of our outstanding common shares may nominate and include in our proxy materials up to the greater of two directors and 20 percent of the number of directors currently serving, if the stockholder(s) and nominee(s) satisfy the Bylaw requirements. For eligible stockholders to include in our proxy materials nominees for the 2017 Annual Meeting, proxy access nomination notices must be received by the Company no earlier than November 23, 2016, and no later than December 23, 2016. The notice must contain the information required by the Bylaws.

ROLE OF THE NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee identifies individuals who the Committee believes are qualified to become Board members in accordance with the Board Membership Criteria set forth below, and recommends selected individuals to the Board for nomination to stand for election at the next meeting of stockholders of the Company in which directors will be elected. In the event there is a vacancy on the Board between meetings of stockholders, the Committee seeks to identify individuals who the Committee believes are qualified to become Board members in accordance with the Board Membership Criteria set forth below, and may recommend one or more of such individuals for appointment to the Board. The Nominating and Governance Committee also focuses on overall Board-level succession planning at the director level.

CORPORATE GOVERNANCE OVERVIEW

The Company believes that good corporate governance practices serve the long-term interests of stockholders, strengthen the Board and management, and further enhance the public trust 3M has earned from more than a century of operating with uncompromising integrity and doing business the right way. The following sections provide an overview of 3M’s corporate governance practices,including the Corporate Governance Guidelines, the Board’s leadership structure and the responsibilities of the independent Lead Director, communication with directors, director independence, the director nomination process, the Board’s role in risk oversight, the Codes of Conduct for directors and employees, public policy engagement, and the Company’s commitment to the environment and sustainability.

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CORPORATE GOVERNANCE HIGHLIGHTS

BOARD SIZE AND INDEPENDENCE	INDEPENDENT LEAD DIRECTOR	MEETING ATTENDANCE
12 out of 13 Directors are independent	●Independent Lead Director with robust authority ●Combined Chairman and CEO positions	97% Overall attendance at Board and committee meetings There were EIGHT Board meetings in 2015

DIRECTOR TENURE	DIRECTOR AGE	OTHER PUBLIC COMPANY BOARDS

The Corporate Governance Highlights above reflect the Board’s current 13 directors. One of the directors, Linda Alvarado, is not seeking re-election and will end her service on the Board on May 10, 2016, when her term expires.

CORPORATE GOVERNANCE BEST PRACTICES

Board Independence

✓Substantial majority of independent directors – twelve of our thirteen directors are independent of the Company and management – and all are highly qualified.
✓Independent directors regularly meet in executive sessions without management.
✓Independent directors have complete access to management and employees.
✓Regularly refresh Board; added 6 new directors in past 4 years; average director tenure is 6.8 years.

Board Committee Independence and Expertise

✓Committee independence – Only independent directors serve on the Board’s committees with independent committee chairs empowered to establish committee agendas.
✓Committee executive sessions – at each regularly scheduled meeting, members of the Audit Committee, Compensation Committee, Finance Committee, and Nominating and Governance Committee meet in executive session.
✓Financial expertise – All members of the Audit Committee meet the NYSE listing standards for financial expertise, and six of the seven members are “audit committee financial experts” under SEC rules.

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Stockholder Rights
✓Annual election of all directors.
✓Majority voting for directors in uncontested elections.
✓Proxy access – a stockholder, or a group of up to 20 stockholders, continuously owning for 3 years at least 3 percent of our outstanding common shares may nominate and include in our proxy materials up to the greater of two directors and 20 percent of the number of directors currently serving, if the stockholder(s) and nominee(s) satisfy the bylaw requirements.
✓Established policies and criteria for director nominations, including candidates recommended by stockholders.
✓No supermajority voting provisions in Bylaws or Certificate of Incorporation.
✓Stockholders holding 25 percent of the outstanding shares have the right to call a special meeting.
✓No stockholders’ rights plan (also known as a “poison pill”).
✓Established protocol for stockholders to communicate with the independent Lead Director, the chairs of the Audit, Compensation, Finance, and Nominating and Governance Committees of the Board, any of the other independent directors or all of the independent directors as a group or the full Board.

Stockholder Outreach and Engagement
✓We maintain a vigorous stockholder engagement program. During 2015, members of senior management met with a cross-section of stockholders owning approximately 35 percent of our outstanding shares. The feedback from those meetings was shared with the Nominating and Governance Committee and the Board and helped inform the Board’s decision to adopt proxy access bylaws in November 2015.

Risk Oversight
✓Broad risk oversight by the Board and its committees, with committee-level risk analyses reported to the full Board and senior-level internal auditor and Chief Compliance Officer appointed by, and reporting directly to, the Audit Committee.

Board Approved Long-Term Strategic Plans and Capital Allocation Strategies
✓

Each year management presents to the Board, and the Board discusses and approves, detailed long-term strategic plans for the Company, the international business, and each of the Company’s business groups. Each presentation includes an overview of the business group, the financial performance, an assessment of the portfolio for growth opportunities using a SWOT analysis (i.e., strengths, weaknesses, opportunities, and threats); strategic priorities to drive the three key value creation levers—Portfolio Management, Investing in Innovation, and Business Transformation; plans to drive the four corporate fundamental strengths—Technology, Manufacturing, Global Capabilities, and Brand; and the projected long-term financial performance.

✓	The Board also approves the long-term capital structure of the Company to ensure that there is sufficient capital to invest for future growth.
●

The Company is committed to investing in organic growth, most notably through capital expenditures and research and development. The Company has invested approximately $16 billion in capital expenditures and research and development to support and fund organic growth over the past 5 years. 3M has opened six customer technical centers around the world, and a new, state-of-the-art research and development laboratory in the United States.

●

The capital allocation plans have flexibility to respond quickly to strategic acquisition opportunities that can strengthen the Company’s portfolio. Over the past 5 years, 3M has invested approximately $6 billion in strategic acquisitions to build upon and strengthen its business portfolio for continued future growth.

	●	The Company has a long history of returning cash to stockholders, having paid nearly $10 billion in dividends over the past 5 years.
	●	Finally, share repurchases represent the last component of 3M’s capital allocation plans. Over the past 5 years, 3M has returned approximately $21 billion to stockholders via share repurchases.

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Director Orientation and Continuing Education
✓Board orientation – Our orientation programs familiarize new directors with 3M’s businesses, strategic plans, and policies, and for their role on their assigned committees.
✓Continuing education programs assist directors in maintaining skills and knowledge necessary for the performance of their duties. These programs may be part of regular Board and Committee meetings or provided by academic or other qualified third parties.

Board and Committee Evaluations
✓The Nominating and Governance Committee conducts an annual evaluation of the performance of the Board and each of its committees. The results are shared with the Board and helps identify areas in which the Board and its committees could improve performance.
✓As part of the nomination process, the Nominating and Governance Committee annually evaluates each of the directors to ensure our directors have the necessary skills and experience to effectively oversee the Company.

Compliance
✓Code of Business Conduct and Ethics for directors.
✓Code of Conduct for all employees, including our Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer.
✓Disclosure committee for financial reporting.
✓Disclosure of public policy engagement on our Investor Relations Web site, under Governance — Governance Documents — “Political Activities and Issue Advocacy,” including disclosure of political contributions and membership in key trade associations where membership dues allocated for lobbying purposes exceed $25,000.

Environmental Stewardship and Sustainability
✓Long-standing commitment to environmental stewardship and sustainability.
✓2025 Sustainability Goals for raw materials, water, and energy and climate, including increasing wind and solar renewable energy to 25 percent of total electricity use by 2025.
✓Our Sustainability Report and 2025 Sustainability Goals are available on our Web site at www.3M.com, under About 3M — Sustainability.

Executive Compensation
✓Annual advisory approval of executive compensation with approximately 96 percent of the votes cast in favor of the Company’s executive compensation program in 2015.
✓Strong pay-for-performance philosophy.
✓Incentive compensation subject to clawback policy.
✓Robust stock ownership guidelines for executive officers and stock retention policy for directors.
✓Prohibition of hedging or pledging 3M stock by directors and executive officers.
✓No employment, severance, or change-in-control agreements with any senior executives, including the CEO.
✓Long-term incentive compensation linked to financial objectives of earnings per share growth, organic volume growth, return on invested capital, and free cash flow conversion.

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as the respective roles and responsibilities of the Board and management, the Board’s leadership structure, the responsibilities of the independent Lead Director, director independence, the Board Membership Criteria, Board committees, and Board and management evaluation. The Board’s Nominating and Governance Committee is responsible for overseeing and reviewing the Guidelines at least annually and recommending any proposed changes to the Board for approval. The Corporate Governance Guidelines, the Certificate of Incorporation and Bylaws, the charters of the Board committees, the Director Independence Guidelines, and the Codes of Conduct provide the framework for the governance of the Company and are available on our Web site at www.3M.com, under Investor Relations — Governance.

BOARD’S ROLE IN RISK OVERSIGHT

The Board has delegated to the Audit Committee through its charter the primary responsibility for the oversight of risks facing the Company. The Audit Committee’s charter provides that the Audit Committee shall “discuss policies and procedures with respect to risk assessment and risk management, the Company’s major risk exposures and the steps management has taken to monitor and mitigate such exposures.”

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The Vice President and General Auditor, Corporate Auditing (the “Auditor”), whose appointment and performance is reviewed and evaluated by the Audit Committee and who has direct reporting obligations to the Committee, is responsible for leading the formal risk assessment and management process within the Company. The Auditor, through consultation with the Company’s senior management, periodically assesses the major risks facing the Company and works with those executives responsible for managing each specific risk. The Auditor periodically reviews with the Audit Committee the major risks facing the Company and the steps management has taken to monitor and mitigate those risks. The Auditor’s risk management report, which is provided in advance of the meeting, is reviewed with the entire Board by either the chair of the Audit Committee or the Auditor. The executive responsible for managing a particular risk may also report to the full Board on how the risk is being managed and mitigated.

While the Board’s oversight of risk primarily is performed by the Audit Committee, the Board has delegated to other committees the oversight of risks within their areas of responsibility and expertise. For example, the Compensation Committee oversees risks associated with the Company’s compensation practices, including by performing an annual review of the Company’s risk assessment of its compensation policies and practices for its employees. The Finance Committee oversees risks associated with the Company’s capital structure, credit ratings and cost of capital, long-term benefit obligations, and use of or investment in financial products, such as derivatives to manage risk related to foreign currencies, commodities, and interest rates. The Nominating and Governance Committee oversees risks associated with the Company’s overall governance and its succession planning process to ensure that the Company has a slate of future, qualified candidates for key management positions.

The Board believes that its oversight of risks, primarily through delegation to the Audit Committee, but also through delegation to other committees to oversee specific risks within their areas of responsibility and expertise, and the sharing of information with the full Board, is appropriate for a diversified technology and manufacturing company like 3M. The chair of each committee that oversees risk provides a summary of the matters discussed with the committee to the full Board following each committee meeting. The minutes of each committee meeting are also provided to all Board members. The Board also believes its oversight of risk is enhanced by its current leadership structure (discussed above) because the CEO, who is ultimately responsible for the Company’s management of risk, also chairs regular Board meetings. Given his in-depth knowledge and understanding of the Company, the CEO is best able to bring key business issues and risks to the Board’s attention.

MANAGEMENT SUCCESSION PLANNING

The Board plans the succession to the position of Chairman/CEO and other senior management positions. To assist the Board, the Chairman/CEO and Senior Vice President of Human Resources annually assesses senior managers and their succession potential for the position of Chairman/CEO and other senior management positions.

COMMUNICATION WITH DIRECTORS

The Board of Directors has adopted the following process for stockholders and other interested parties to send communications to members of the Board. Stockholders and other interested parties may communicate with the Lead Director, the chairs of the Audit, Compensation, Finance, and Nominating and Governance Committees of the Board, or with any of our other independent directors, or all of them as a group, by sending a letter to the following address: Corporate Secretary, 3M Company, 3M Center, Building 220-14W-06, St. Paul, MN 55144-1000.

COMPLIANCE

3M’S CODES OF CONDUCT

More than a century of operating with uncompromising integrity has earned 3M trust from our customers, credibility with our communities, and dedication from our employees. All of our employees, including our Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer, are required to abide by 3M’s Code of Conduct to ensure that our business is conducted in a consistently legal and ethical manner. These policies form the foundation of a comprehensive process that includes compliance with corporate policies and procedures and a Company-wide focus on uncompromising integrity in every aspect of our operations. Our Code of Conduct covers many topics, including antitrust and competition law, conflicts of interest, financial reporting, protection of confidential information, and compliance with all laws and regulations applicable to the conduct of our business.

20  |  3M

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees or others of concerns regarding questionable accounting or auditing matters. Information on how to submit any such communications can be found on 3M’s Investor Relations Web site, under Governance — Governance Documents — Employee Business Conduct Policies — “Report a concern or ask a question.”

The Board also has adopted a Code of Business Conduct and Ethics for directors of the Company. This Code incorporates long-standing principles of conduct the Company and the Board follow to ensure the Company’s business and the activities of the Board are conducted with integrity and adherence to the highest ethical standards, and in compliance with the law.

The Company’s Code of Conduct for employees and the Code of Business Conduct and Ethics for Directors are available on our Web site at www.3M.com under Investor Relations — Governance — Governance Documents.

PUBLIC POLICY ENGAGEMENT

The Company believes that transparency with respect to the consideration, processes, and oversight of our engagement with lawmakers is important to our stockholders, and continuously makes efforts to give our stockholders useful information about our public policy engagement. Since 2007 (and updated several times since then), the Company has voluntarily published a detailed explanation of the Company’s political activities which is available on our Web site at www.3M.com under Investor Relations — Governance — Governance Documents — “Political Activities and Issue Advocacy.” There, the Company sets out in detail its positions on important public policy issues, the factors we consider when making political contributions, and the processes we use for legal, financial, executive, and Board oversight of our political activities and contributions. We also provide links to the reports the 3M Political Action Committee files monthly with the Federal Election Commission and the Company’s quarterly Lobbying Disclosure reports, as well as a detailed list of our contributions to state candidates and political parties, and contributions to “527” political organizations. The Company also discloses on its Web site the trade associations the Company joined where $25,000 or more of the dues are allocated for lobbying purposes by the trade association. The Company believes that these disclosures on our Web site, which exceed the disclosures required by law, offer transparency respecting the Company’s public policy engagement and political activities.

COMMITMENT TO THE ENVIRONMENT AND SUSTAINABILITY

At 3M, we are working hard to help create a better world for people everywhere. We apply our ingenuity, our expertise, and our technology to solve problems innovatively, and with a focus on solutions for the longer term. Sustainability is fundamental to our business philosophy — from product development and manufacturing to how customers use our products.

For more than 40 years, 3M has been a leader among global corporations in sustainability actions and measures, beginning with the creation of its groundbreaking Pollution Prevention Pays (3P) Program in 1975 to a broad portfolio of sustainable products today. As a global corporation, we believe that we have a significant responsibility to society in general, and especially to the communities in which we live and work. Fulfilling our responsibility is important both from an environmental stewardship perspective and as a key competitive strategy. Our corporate vision states: “3M technology advancing every company... 3M products enhancing every home... and 3M innovation improving every life.” It is that vision — that focuses on our customers’ needs and well-being — that guides our sustainability strategies and goals, and the respect we demonstrate for our social and physical environments.

We have created hundreds of sustainable solutions and product platforms to help our customers manage their environmental footprint — from paint systems that reduce the need for cleaning solvents and window films that ease energy consumption to a greener tape that is made with plant-based adhesive and film.

In January 2013, our CEO formed the Sustainability Center of Excellence to focus on developing and commercializing products which help our customers solve their sustainability challenges and on ensuring sustainability within 3M operations and supply chain. The Vice President of Environment, Health, Safety, and Sustainability reports to the Senior Vice President of 3M Supply Chain, who reports to the CEO. The formation of the Sustainability Center of Excellence demonstrates the Company’s commitment to integrate innovation and sustainability into our products and operations for the benefit of our customers and our communities. The primary role of the Center is to develop strategy, set significant goals to track progress, and drive sustainable actions throughout 3M. Sustainability will continue to be a vital focus as we work to truly advance every company, enhance every home, and improve every life.

As part of our sustainability efforts, we are a signatory to the United Nations Global Compact on Human Rights — a policy initiative for businesses to demonstrate their commitment to ten principles in the areas of human rights, labor, environment, and anti-corruption. We

2016 Proxy Statement  |  21

will report annually on these corporate responsibility efforts in our Sustainability Report. To learn more about our sustainability efforts, please view our Sustainability Report which is available on our Web site at www.3M.com under About 3M — Sustainability.

RELATED PERSON TRANSACTION POLICY AND PROCEDURES

The Board of Directors has adopted a written Related Person Transaction Policy and Procedures which is administered by the Nominating and Governance Committee. This Policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a Related Person (as that term is defined in the Policy) has a direct or indirect material interest and which is required to be disclosed under Item 404(a) of Regulation S-K. Transactions that fall within this definition are referred to the Committee for approval, ratification, or other action. Based on its consideration of all of the relevant facts and circumstances, the Committee decides whether or not to approve a transaction and approves only those transactions that are in the best interests of the Company. In the course of its review and approval or ratification of a transaction, the Committee considers:

●	the nature of the Related Person’s interest in the transaction;
●

the material terms of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;

●	the significance of the transaction to the Related Person;
●	the significance of the transaction to the Company;
●	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and
●	any other matters the Committee deems appropriate.

Any Committee member who is a Related Person with respect to a transaction under review may not participate in the deliberations or vote respecting such approval or ratification, except that such a director may be counted in determining the presence of a quorum at a meeting at which the Committee considers the transaction.

POLICY ON ADOPTION OF A RIGHTS PLAN

In 2002 and 2003, a 3M stockholder submitted a stockholder proposal to 3M regarding the approval process for adopting a stockholders’ rights plan (also known as a “poison pill”). 3M does not have a rights plan and is not currently considering adopting one. The Board continues to believe, however, that there may be circumstances under which adoption of a rights plan would give the Board the negotiating power and leverage necessary to obtain the best result for 3M stockholders in the context of a takeover effort.

Following consideration of the favorable vote the stockholder proposal received and in light of this belief, the Board adopted and has reaffirmed a statement of policy on this topic. The Board’s policy is that it will only adopt a rights plan if either (1) stockholders have approved adoption of the rights plan or (2) the Board (including a majority of the independent members of the Board), in its exercise of its fiduciary responsibilities, makes a determination that, under the circumstances existing at the time, it is in the best interests of 3M’s stockholders to adopt a rights plan without the delay in adoption resulting from seeking stockholder approval.

The Board has directed the Nominating and Governance Committee to review this policy statement on an annual basis and to report to the Board on any recommendations it may have concerning the policy. The terms of the policy, as in effect, are included in 3M’s published Corporate Governance Guidelines and its Proxy Statement.

BOARD STRUCTURE AND PROCESSES

BOARD’S LEADERSHIP STRUCTURE

The Board’s leadership structure is characterized by:

●	a combined Chairman of the Board and CEO;
●	a strong, independent, and highly experienced Lead Director with well-defined responsibilities that support the Board’s oversight responsibilities;
●	a robust committee structure consisting entirely of independent directors with oversight of various types of risks; and
●	an engaged and independent Board.

The Board of Directors believes that this leadership structure provides independent board leadership and engagement while deriving the benefits of having our CEO also serve as Chairman of the Board. As the individual with primary responsibility for managing the Company’s day-to-day operations and with in-depth knowledge and understanding of the Company, our CEO is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. Coupled with an independent Lead Director, this combined structure provides independent oversight while avoiding unnecessary confusion regarding the Board’s oversight responsibilities and the day-to-day management of business operations.

The Board believes that adopting a rigid policy on whether to separate or combine the positions of Chairman of the Board and CEO would inhibit the Board’s ability to provide for a leadership structure that would best

22  |  3M

serve stockholders. As a result, the Board has rejected adopting a policy permanently separating or combining the positions of Chairman and CEO in its Corporate Governance Guidelines, which are reviewed at least annually and available on our Web site at www.3M.com, under Investor Relations — Governance. Instead, the Board adopted an approach that allows it, in representing the stockholders’ best interests, to decide who should serve as Chairman or CEO, or both, under present or anticipated future circumstances.

The Board believes that combining the roles of CEO and Chairman contributes to an efficient and effective Board. The Board believes that to drive change and continuous improvement within the Company, tempered by respect for 3M’s traditions and values, the CEO must have maximum authority. The CEO is primarily responsible for effectively leading significant change, improving operational efficiency, driving growth, managing the Company’s day-to-day business, managing the various risks facing the Company, and reinforcing the expectation for all employees of continuing to build on 3M’s century-old tradition of uncompromising integrity and doing business the right way.

The Board believes that the Company’s corporate governance measures ensure that strong, independent directors continue to effectively oversee the Company’s management and key issues related to executive compensation, CEO evaluation and succession planning, strategy, risk, and integrity. The Corporate Governance Guidelines provide, in part, that:

●	Independent directors comprise a substantial majority of the Board;
●	Directors are elected annually by a majority vote in uncontested director elections;
●	Only independent directors serve on the Audit, Compensation, Finance, and Nominating and Governance Committees;
●	The committee chairs establish their respective agendas;
●	The Board and committees may retain their own advisors;
●	The independent directors have complete access to management and employees;
●	The independent directors meet in executive session without the CEO or other employees during each regular Board meeting; and
●	The Board and each committee regularly conduct a self-evaluation to determine whether it and its committees function effectively.

The Board has also designated one of its members to serve as Lead Director, with responsibilities (described in the next section) that are similar to those typically performed by an independent chairman.

INDEPENDENT LEAD DIRECTOR

The Board has designated one of its members to serve as a Lead Director, with responsibilities that are similar to those typically performed by an independent chairman (“Lead Director”). Michael L. Eskew was appointed Lead Director by the independent directors effective November 12, 2012, succeeding Dr. Vance Coffman who had served as Lead Director since 2006. Michael Eskew is a highly experienced director, currently serving on the boards of The Allstate Corporation, International Business Machines Corporation, and Eli Lilly and Company, and was the former Chairman and CEO of United Parcel Service, Inc. His responsibilities include, but are not limited to, the following:

●	Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
●	Acts as a key liaison between the Chairman/CEO and the independent directors;
●	Approves the meeting agendas for the Board, and approves the meeting schedules to assure that there is sufficient time for discussion of all agenda items;
●	Has the authority to approve the materials to be delivered to the directors in advance of each Board meeting and provides feedback regarding the quality, quantity, and timeliness of those materials (this duty not only gives the Lead Director approval authority with respect to materials to be delivered to the directors in advance of each Board meeting but also provides a feedback mechanism so that the materials may be improved for future meetings);
●	Has the authority to call meetings of the independent directors;
●	Communicates Board member feedback to the Chairman/CEO (except that the chair of the Compensation Committee leads the discussion of the Chairman/CEO’s performance and communicates the Board’s evaluation of that performance to the Chairman/CEO);
●	If requested by major stockholders, ensures that he is available, when appropriate, for consultation and direct communication; and
●	Performs such other duties as requested by the independent directors.

EXECUTIVE SESSIONS

As an agenda item for every regularly scheduled Board and committee meeting, independent directors regularly meet in executive session, without the Chairman/CEO or other members of management present, to consider such matters as they deem appropriate.

2016 Proxy Statement  |  23

BOARD COMMITTEES

BOARD AND COMMITTEE EVALUATIONS

The Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively and consider opportunities for continual enhancement. The Nominating and Governance Committee solicits and receives comments from all directors and shares those comments with the Board. Based on the comments and further discussion and reflection, the Board makes an assessment reviewing areas in which the Board believes improvements could be made to increase the effectiveness of the Board and its committees as well as identifying existing practices which have contributed to high effectiveness and accordingly should be continued. Self-evaluation items requiring follow-up and/or the development and execution of implementation and action plans are monitored on a going-forward basis by the full Board, as well as by individual committees and the chairs thereof, as applicable. While this formal self-evaluation is conducted on an annual basis, directors share perspectives, feedback, and suggestions year-round. The Board and each committee conducted an evaluation of its performance in 2015.

BOARD AND COMMITTEE INFORMATION

The Board currently has thirteen directors and the following four committees: Audit, Compensation, Finance, and Nominating and Governance. On August 10, 2015, the Board of Directors elected David B. Dillon as a director and appointed him as a member of the Audit and Nominating and Governance Committees. In February 2016, the Board elected Gregory R. Page and Patricia A. Woertz as directors. Gregory R. Page joined the Audit and Nominating and Governance Committees, and Patricia A. Woertz joined the Compensation and Finance Committees. Linda Alvarado is not seeking re-election and will end her service on the 3M Board on May 10, 2016, when her term expires. The membership and the function of each committee are described below.

During 2015, the Board of Directors held six regularly scheduled meetings and two telephonic meetings. Overall attendance at Board and committee meetings was 97 percent.

The Company has a long-standing policy that directors are expected to attend the Annual Meeting of Stockholders unless extenuating circumstances prevent them from attending. All directors who were members of the Board as of May 2015 attended last year’s Annual Meeting of Stockholders.

NAME OF NON-EMPLOYEE DIRECTOR	AUDIT	COMPENSATION	FINANCE	NOMINATING AND GOVERNANCE
Linda G. Alvarado
Sondra L. Barbour
Thomas “Tony” K. Brown
Vance D. Coffman
David B. Dillon
Michael L. Eskew
Herbert L. Henkel
Muhtar Kent
Edward M. Liddy
Gregory R. Page
Robert J. Ulrich
Patricia A. Woertz
  = Committee Member;   = Chair

24  |  3M

AUDIT COMMITTEE

MEMBERS
Linda G. Alvarado
Sondra L. Barbour
Thomas “Tony” K. Brown
David B. Dillon
Herbert L. Henkel (chair)
Muhtar Kent
Gregory R. Page
(elected in Feb 2016)

MEETINGS IN 2015      8

The Board of Directors has determined that all of the Audit Committee members are “independent” and “financially literate” under the NYSE listing standards and that members of the Audit Committee received no compensation from the Company other than for service as a director.

The Board has also determined that the following Audit Committee members — Herbert L. Henkel (chair), Linda G. Alvarado, Sondra L. Barbour, David B. Dillon, Muhtar Kent, and Gregory R. Page — have “accounting or related financial management expertise” under the NYSE listing standards and are “audit committee financial experts” as that term is defined by applicable Securities and Exchange Commission regulations.

The Audit Committee has adopted, and annually reviews, its charter setting forth its roles and responsibilities.

AUDIT COMMITTEE
CHARTER

www.3M.com > Investor
Relations > Governance >
Governance Documents >
Committee Charters

INTRODUCTION

The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company’s independent registered public accounting firm (the “Independent Accounting Firm”), the performance of the Company’s internal auditing department, and furnishes a report for inclusion in the Company’s Proxy Statement.

ROLES AND RESPONSIBILITIES

●	Reviews the Company’s annual audited and quarterly consolidated financial statements and internal controls over financial reporting;
●	Reviews the Company’s financial reporting process and internal controls over financial reporting, including any major issues regarding accounting principles and financial statement presentation, and critical accounting policies to be used in the consolidated financial statements;
●	Reviews and discusses with management and the Independent Accounting Firm the Company’s report on internal controls over financial reporting and the Independent Accounting Firm’s audit of internal controls over financial reporting;
●	By delegation to the chair, reviews earnings press releases prior to issuance;
●	Appoints, oversees, and approves compensation of the Independent Accounting Firm;
●	Reviews with the Independent Accounting Firm the scope of the annual audit, including fees and staffing, and approves all audit and permissible non-audit services provided by the Independent Accounting Firm;
●	Reviews findings and recommendations of the Independent Accounting Firm and management’s response to the recommendations of the Independent Accounting Firm;
●	Discusses policies with respect to risk assessment and risk management, the Company’s major risk exposures, and the steps management has taken to monitor and mitigate such exposures;
●	Discusses with management the progress on the phased implementation of the global enterprise resource planning system and the cybersecurity measures employed by the Company;
●	Periodically obtains reports from the Company’s senior internal auditing executive, who has direct reporting obligations to the Committee, on the annual audit plan, scope of work, and the results of internal audits and management’s response thereto;
●	Periodically obtains reports from the Company’s Chief Compliance Officer, who has direct reporting obligations to the Committee, on compliance with the Company’s Code of Conduct, and at least annually, on the implementation and effectiveness of the Company’s compliance and ethics program;
●	Reviews with the Company’s General Counsel legal matters that may have a material impact on the consolidated financial statements and any material reports or inquiries received from regulators or government agencies regarding compliance; and
●	Establishes procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters and periodically review with the Chief Compliance Officer and the Company’s senior internal auditing executive these procedures and any significant complaints received.

2016 Proxy Statement  |  25

COMPENSATION COMMITTEE

MEMBERS
Vance D. Coffman
Michael L. Eskew (chair)
Edward M. Liddy
Robert J. Ulrich
Patricia A. Woertz
(elected in Feb 2016)

MEETINGS IN 2015     5

The Board of Directors has determined that all Compensation Committee members are “independent” under the NYSE listing standards, including the listing standards applicable to compensation committee members.

The Board has also determined that each Compensation Committee member qualifies as a “Non-Employee Director” under Rule 16b-3 of the Securities Exchange Act of 1934, and that each member qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code.

The Compensation Committee has adopted, and annually reviews, its charter setting forth its roles and responsibilities.

COMPENSATION
COMMITTEE CHARTER

www.3M.com > Investor
Relations > Governance >
Governance Documents >
Committee Charters

INTRODUCTION

The Compensation Committee reviews the Company’s compensation practices and policies, annually reviews and approves (subject to ratification by the independent directors of the Board) the compensation for the CEO, annually reviews and approves the compensation for the other senior executives, evaluates CEO performance, reviews and discusses with management of the Company the Compensation Discussion and Analysis prepared in accordance with the Securities and Exchange Commission’s disclosure rules for executive compensation, and furnishes a report for inclusion in the Company’s Proxy Statement.

ROLES AND RESPONSIBILITIES

●	Reviews disclosures in the Company’s Proxy Statement regarding advisory votes on executive compensation and the frequency of such votes;
●	Approves the adoption, amendment, and termination of incentive compensation and deferred compensation programs for employees of the Company;
●	Approves the adoption, amendment, or termination of equity compensation programs or, if stockholder approval would be required, recommends such actions to the Board;
●	Approves, subject to ratification by the independent directors of the Board, employment agreements and severance arrangements for the CEO, as appropriate;
●	Approves employment agreements and severance arrangements for the senior executives of the Company (other than the CEO), as appropriate;
●	Oversees the administration of the Company’s stock and long-term incentive compensation programs, and determines the employees who receive awards and the size of their awards under such programs;
●	Approves the adoption and amendment of Company guidelines covering ownership of Company common stock by executives, and annually reviews compliance with these guidelines;
●	Reviews and makes recommendations to the Board of Directors concerning any amendment to a retirement benefit plan that would require Board approval;
●	Annually reviews a risk assessment of the Company’s compensation policies and practices for its employees;
●	Review stockholder proposals relating to executive compensation matters and make recommendations to the Board regarding responses;
●	Periodically reviews human resource issues relating to the Company’s policies and practices with respect to workforce diversity and equal employment opportunities; and
●	Has the authority to retain compensation consultants, counsel, or other advisors as it deems appropriate, including the authority to approve such advisors’ fees and retention terms.

26  |  3M

FINANCE COMMITTEE

MEMBERS
Sondra L. Barbour
Thomas “Tony” K. Brown
Vance D. Coffman (chair)
Herbert L. Henkel
Muhtar Kent
Patricia A. Woertz
(elected in Feb 2016)

MEETINGS IN 2015     5

The Board of Directors has determined that all Finance Committee members are “independent” under the NYSE listing standards.

The Finance Committee has adopted, and annually reviews, its charter setting forth its roles and responsibilities.

FINANCE COMMITTEE
CHARTER

www.3M.com > Investor
Relations > Governance >
Governance Documents >
Committee Charters

INTRODUCTION

The Finance Committee assists the Board with its oversight of the Company’s financial structure, including its overall capital structure, sources and uses of funds and related cash and financing plans, the Company’s financial condition and capital strategy, and financial risk management.

ROLES AND RESPONSIBILITIES

●	Reviews and recommends for approval by the Board the dividend policy and the declaration of dividends or other forms of distributions on the Company’s stock, such as stock splits in the form of a stock dividend;
●	Reviews and recommends for approval by the Board the authorization for repurchase of the Company’s stock and periodically reviews repurchase activities;
●	Reviews and recommends for approval by the Board the Company’s authorization limit for cumulative short- and long-term borrowings;
●	Reviews and recommends for approval by the Board the registration and issuance of the Company’s debt or equity securities, except in the case of the issuance of debt or equity securities in connection with a merger or acquisition transaction which is presented to the Board;
●	Periodically reviews the Company’s capital allocation and capital structure strategies and related metrics from a credit rating agency and investor perspective;
●	Reviews and recommends for approval by the Board an annual capital expenditure budget and revisions to that budget;
●	Reviews and recommends for approval by the Board capital expenditures in excess of $75,000,000;
●	Periodically reviews the Company’s global treasury and tax planning activities;
●	Reviews and evaluates risks associated with the Company’s policies and activities related to cash investments, counterparty risks, and use of derivatives as part of hedging programs to manage risk related to foreign currencies, commodity prices, and interest rates;
●	Periodically reviews and approves the Company’s decision to enter into derivative swaps, including swaps exempt from an otherwise applicable clearing or trading mandate, and other governance matters related to derivatives trading;
●	Periodically reviews the Company’s insurance coverage;
●	Periodically reviews the funding, asset performance, and strategies for the Company’s pension and other postretirement benefit plans; and
●	Periodically reviews the Company’s funding and liquidity strategies for achievement of financing objectives.

2016 Proxy Statement  |  27

NOMINATING AND GOVERNANCE COMMITTEE

MEMBERS
Linda G. Alvarado
David B. Dillon
Michael L. Eskew
Edward M. Liddy (chair)
Gregory R. Page
(elected in Feb 2016)
Robert J. Ulrich

MEETINGS IN 2015     5

The Board of Directors has determined that all Nominating and Governance Committee members are “independent” under the NYSE listing standards.

The Nominating and Governance Committee has adopted, and annually reviews, its charter setting forth its roles and responsibilities.

NOMINATING AND
GOVERNANCE
COMMITTEE CHARTER

www.3M.com > Investor
Relations > Governance >
Governance Documents >
Committee Charters

INTRODUCTION

The Nominating and Governance Committee establishes the Board Membership Criteria, assists the Board by identifying individuals qualified to become Board members, recommends to the Board matters of corporate governance, facilitates the annual review of the performance of the Board and its committees, and periodically reviews CEO and management succession plans.

ROLES AND RESPONSIBILITIES

●	Selects and recommends director candidates to the Board of Directors, in light of the Board Membership Criteria adopted by the Board, either to be submitted for election at the Annual Meeting or to fill any vacancies on the Board, including consideration of any stockholder nominees for director (submitted in accordance with the Company’s Bylaws);
●	Reviews and makes recommendations to the Board of Directors concerning the composition and size of the Board and its committees, the Board membership criteria, frequency of meetings, and changes in compensation for non-employee directors;
●	Reviews the Company’s Corporate Governance Guidelines at least annually, and recommends any proposed changes to the Board for approval;
●

Develops and recommends to the Board standards to be applied in making determinations on the types of relationships that constitute material relationships between the Company and a director for purposes of determining director independence;

●	Reviews and approves or ratifies any transaction between the Company and any related person, which is required to be disclosed under the rules of the Securities and Exchange Commission;
●	Develops and recommends to the Board for its approval an annual self-assessment process of the Board and its committees and oversees the process;
●	Reviews periodically with the Chairman/CEO succession plans relating to positions held by elected corporate officers, and makes recommendations to the Board with respect to the selection of individuals to occupy these positions;
●	Periodically reviews the corporate contribution program (3Mgives) and the contribution activities of the 3M Foundation, which is funded by the Company; and
●	Periodically reviews the Company’s positions and engagement on important public policy issues affecting its business, including the political contributions of 3M and its Political Action Committee.

28  |  3M

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

The Nominating and Governance Committee periodically receives reports on the status of Board compensation in relation to other large U.S. companies and is responsible for recommending to the Board changes in compensation for non-employee directors. In developing its recommendations, the Committee is guided by the following goals:

●	Compensation should fairly pay directors for work required in a company of 3M’s size and scope;
●	A significant portion of the total compensation should be paid in common stock to align directors’ interests with the long-term interests of stockholders; and
●	The structure of the compensation should be simple and transparent.

Periodically, at the request of the Committee, Frederic W. Cook & Co., Inc. conducts a survey of director compensation at other large U.S. companies and provides expert advisory support to the Committee on the compensation of non-employee directors. Neither the Company nor the Nominating and Governance Committee has any arrangement with any other compensation consultant who has a role in determining or recommending the amount or form of director compensation. Non-employee directors’ compensation includes the following compensation elements:

Annual Compensation — In May 2015, the Nominating and Governance Committee considered a board compensation study prepared by Frederic W. Cook & Co., Inc. After reviewing that study, the Committee recommended and the Board approved an increase of $10,000 in the annual compensation for non-employee directors from $270,000 to $280,000, effective January 1, 2015. All of the $10,000 increase was allocated to an increase in the annual stock retainer (from $150,000 to $160,000). The annual cash retainer of $120,000 remains unchanged. Approximately 43 percent of the annual compensation (or $120,000) is payable in cash in four quarterly installments and approximately 57 percent of the annual compensation (or $160,000) is payable in common stock after the Annual Meeting. In addition, the chair of the Audit Committee receives an additional annual fee of $25,000 and the chair of the Compensation Committee receives an additional annual fee of $20,000. The chairs of the Finance and Nominating and Governance Committees each receive an additional annual fee of $15,000. The Lead Director receives an additional annual fee of $30,000. There are no meeting fees. In lieu of the cash fees, a director may elect to receive common stock of the Company. Non-employee directors may also voluntarily defer all or part of their annual cash fees or stock awards until they cease to be members of the Board.

Deferred Stock — For directors who have elected to defer their annual stock awards or annual cash fees into a common stock equivalents account (“Deferred Stock”), the Company credits their accounts with a number of 3M common stock equivalents (including fractional share equivalents) equal to the number of actual shares of 3M common stock which could have been purchased with such deferred amounts on the first day of the calendar quarter, using the closing price of 3M common stock on the NYSE on the last business day immediately preceding such date. In addition, on each payment date for dividends on 3M common stock, the Company credits to the directors’ accounts a number of 3M common stock equivalents having a value equal to the dividend, determined by using the closing price of 3M common stock on the NYSE on the sixth business day preceding the dividend record date. The Deferred Stock is fully vested upon grant but does not have voting rights. Appropriate adjustments to the amount of Deferred Stock shall be made to the accounts for stock splits, stock dividends, merger, consolidation, payment of dividends other than in cash, and similar circumstances affecting 3M common stock. The Deferred Stock will be distributed in 3M common stock to non-employee directors beginning on January 1 of the year following the year in which they leave the Board, either in a lump sum or in up to ten annual installments pursuant to their deferral elections.

All Other Compensation — The column below showing “All Other Compensation” includes the incremental cost of complimentary products and matching gifts. The non-employee directors are eligible to participate in the Company’s matching gift program on the same terms as 3M employees. Under this program, the 3M Foundation will match up to a total of $5,000 a year in contributions by the director to eligible institutions of higher education.

2016 Proxy Statement  |  29

2015 DIRECTOR COMPENSATION TABLE

The total 2015 compensation of our non-employee directors is shown in the following table:

NON-EMPLOYEE DIRECTORS	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Linda G. Alvarado	120,000	160,000	$767	$280,767
Sondra L. Barbour	120,000	160,000	0	280,000
Thomas “Tony” K. Brown	120,000	160,000	0	280,000
Vance D. Coffman*	135,000	160,000	5,000	300,000
David B. Dillon (elected August 9, 2015)**	47,283	63,562	5,137	115,982
Michael L. Eskew*	170,000	160,000	98	330,098
Herbert L. Henkel*	145,000	160,000	0	305,000
Muhtar Kent	120,000	160,000	5,000	285,000
Edward M. Liddy*	135,000	160,000	306	295,306
Robert J. Ulrich	120,000	160,000	0	280,000

* Committee Chair

** Director compensation prorated according to effective date: Mr. Dillon, elected 8/9/2015

(1) This column represents the amount of all fees earned or paid in cash for services as a director.

(2) This column represents the grant date fair value of the stock awards made in 2015, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, excluding the effect of estimated forfeitures. The Company does not grant stock options to non-employee directors. Since all stock awards vest on the grant date, there are no unvested stock awards outstanding at year end.

(3) This column includes the incremental cost of complimentary products and matching gifts. Non-employee directors are eligible to participate in the Company’s matching gift program on the same terms as 3M employees. Under this program, the 3M Foundation will match up to a total of $5,000 a year in contributions by the director to eligible institutions of higher education.

STOCK OWNERSHIP GUIDELINES

The Board requires that each director retain the stock portion (currently valued at $160,000) of the annual compensation issued on or after October 1, 2007, until the director leaves the Board. Information regarding accumulated stock and deferred stock units is set forth in the section entitled ”Security Ownership of Management” beginning on page 80 of this Proxy Statement.

HEDGING AND PLEDGING POLICIES

The Company’s stock trading policies prohibit directors and the Company’s executive officers from (i) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s common stock, including prepaid variable forward contracts, equity swaps, collars and exchange funds; (ii) engaging in short sales related to the Company’s common stock; (iii) placing standing orders; (iv) maintaining margin accounts; and (v) pledging 3M securities as collateral for a loan. All transactions in 3M securities by directors and executive officers must be pre-cleared with the Deputy General Counsel.

30  |  3M

AUDIT COMMITTEE
MATTERS

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016

The Audit Committee is directly responsible for the appointment, compensation (including approval of all fees), retention, and oversight of the Company’s independent registered public accounting firm (“Independent Accounting Firm”) retained to perform the audit of our financial statements and our internal control over financial reporting.

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as 3M’s Independent Accounting Firm for 2016. PwC has been 3M’s Independent Accounting Firm since 1998. Prior to that, 3M’s Independent Accounting Firm was Coopers & Lybrand (until its merger with Price Waterhouse in 1998). In accordance with SEC rules and PwC policy, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of the Company’s lead audit partner pursuant to this rotation policy involves a meeting between the Chair of the Audit Committee and the candidate for the role, as well as discussion by the full Committee and with management.

The Audit Committee annually reviews PwC’s independence and performance in connection with the Audit Committee’s determination of whether to retain PwC or engage another firm as our Independent Accounting Firm. In the course of these reviews, the Audit Committee considers, among other things:

●

PwC’s historical and recent performance on the 3M audit, including the results of a survey of those 3M employees with substantial contact with PwC throughout the year. The survey seeks input about PwC’s quality of service provided, and the independence, objectivity, and professional skepticism demonstrated throughout the engagement by PwC and its audit team;

●	an analysis of PwC’s known legal risks and significant proceedings;
●	external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on PwC and its peer firms;
●	PwC’s independence;
●	the appropriateness of PwC’s fees, on both an absolute basis and as compared to its peer firms;
●	PwC’s tenure as our independent auditor and its familiarity with our global operations and businesses, accounting policies and practices and internal control over financial reporting; and
●

PwC’s capability and expertise in handling the breadth and complexity of our global operations, including the Company’s phased implementation of an enterprise resource planning system on a worldwide basis over the next several years.

Based on this evaluation, the Audit Committee believes that PwC is independent and that it is in the best interests of the Company and our stockholders to retain PwC to serve as our Independent Accounting Firm for 2016.

We are asking our stockholders to ratify the selection of PwC as our Independent Accounting Firm for 2016. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PwC to our stockholders for ratification as a matter of good corporate governance. If the selection of PwC is not ratified, the Audit Committee will consider whether it is appropriate to select another Independent Accounting Firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different Independent Accounting Firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

PwC representatives are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.

RECOMMENDATION OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016. Proxies solicited by the Board of Directors will be voted “FOR” ratification unless a stockholder indicates otherwise in voting the proxy.

2016 Proxy Statement  |  31

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The management of the Company is responsible for (i) the preparation of complete and accurate annual and quarterly consolidated financial statements (“financial statements”) in accordance with generally accepted accounting principles in the United States, (ii) maintaining appropriate accounting and financial reporting principles and policies and internal controls designed to assure compliance with accounting standards and laws and regulations, and (iii) an assessment of the effectiveness of internal control over financial reporting. The Independent Accounting Firm is responsible for planning and conducting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) an audit of the Company’s annual consolidated financial statements and a review of the Company’s quarterly financial statements and expressing opinions on the Company’s financial statements and internal control over financial reporting based on the integrated audits.

In this context, the Audit Committee has met and held discussions with management and the Independent Accounting Firm regarding the fair and complete presentation of the Company’s results and the assessment of the Company’s internal control over financial reporting. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Independent Accounting Firm. The Audit Committee has discussed with the Independent Accounting Firm matters required to be discussed pursuant to the PCAOB’s Auditing Standards on Communications with Audit Committees, as currently in effect.

In addition, the Audit Committee has reviewed and discussed with the Independent Accounting Firm the auditor’s independence from the Company and its management. As part of that review, the Audit Committee has received the written disclosures and the letters required by applicable requirements of the PCAOB regarding the Independent Accounting Firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the Independent Accounting Firm’s independence from the Company.

The Audit Committee also has considered whether the Independent Accounting Firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the Independent Accounting Firm is independent from the Company and its management.

The Audit Committee has discussed with the Company’s Internal Audit Department and Independent Accounting Firm the overall scope of and plans for their respective audits. The Audit Committee meets with the Internal Auditor, Chief Compliance Officer, the General Counsel, and representatives of the Independent Accounting Firm in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

Submitted by the Audit Committee

Herbert L. Henkel, Chair
Linda G. Alvarado
Sondra L. Barbour
Thomas “Tony” K. Brown
David B. Dillon
Muhtar Kent
Gregory R. Page

32  |  3M

AUDIT COMMITTEE POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT ACCOUNTING FIRM

The Audit Committee is responsible for appointing and overseeing the work of the Independent Accounting Firm. The Audit Committee has established the following procedures for the pre-approval of all audit and permissible non-audit services provided by the Independent Accounting Firm.

Before engagement of the Independent Accounting Firm for the next year’s audit, the Independent Accounting Firm will submit to the Audit Committee for approval a detailed description of services it expects to render to the Company during that year for each of the following categories of services:

●	Audit services include audit work performed in the preparation of consolidated financial statements, as well as work that generally only the Independent Accounting Firm can reasonably be expected to provide, including comfort letters, statutory audits, attest services, and consultation regarding financial accounting and/or reporting standards;
●	Audit-related services are for assurance and related services that are traditionally performed by the Independent Accounting Firm, including due diligence related to mergers and acquisitions or dispositions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements;
●	Tax services include all services performed by the Independent Accounting Firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice; and
●	Other services are those services not captured in the other categories.

Before engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the Independent Accounting Firm to report actual fees in comparison to the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the Independent Accounting Firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the Independent Accounting Firm.

The Audit Committee has delegated pre-approval authority to the chair of the Committee. The chair must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

FEES OF THE INDEPENDENT ACCOUNTING FIRM

The following table represents fees for professional financial statements for the years ended December 31, services rendered by PricewaterhouseCoopers LLP 2014 and 2015, and fees billed for other services rendered (“PwC”) for the audit of the Company’s consolidated by PricewaterhouseCoopers LLP during those periods.

Audit and Non-Audit Fees ($ in Millions)

	2014	2015
Audit Fees:	$15.9	$15.4
Audit-Related Fees:	3.3	3.3
Tax Fees:	0.5	1.8
All Other Fees:	0.1	0.2
Total	$19.8	$20.7

In the above table, in accordance with SEC rules, “Audit” fees consisted of audit work and review services, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, procedures related to the adoption of new accounting standards, comfort letters, consents, and review of documents filed with the Securities and Exchange Commission. “Audit-related” fees consisted principally of financial due diligence, carve out audit procedures, internal control and system audit procedures, agreed-upon procedures, employee benefit plan audits, and other attest services. “Tax” fees consisted principally of tax compliance services in foreign jurisdictions, assistance with transfer pricing

2016 Proxy Statement  |  33

documentation, assistance with excise tax filings, and advice on foreign and domestic tax related matters. “All Other” fees consisted of information security vendor assessments, licenses for accounting software and other permissible services that do not fall into the three categories listed above.

AUDIT COMMITTEE RESTRICTIONS ON HIRING EMPLOYEES OF THE INDEPENDENT ACCOUNTING FIRM

The Audit Committee has adopted restrictions on the hiring by the Company of any PwC partner, director, manager, staff, reviewing actuary, reviewing tax professional, and any other persons having responsibility for providing audit assurance on any aspect of PwC’s certification of the Company’s financial statements. Audit assurance includes all work that results in the expression of an opinion on financial statements, including audits of statutory accounts.

34  |  3M

EXECUTIVE
COMPENSATION

PROPOSAL NO. 3: ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act provides our stockholders with the opportunity to approve, on an advisory basis, the compensation of our named executive officers as described in this Proxy Statement. This is the sixth year that the Company is asking stockholders to vote on this type of proposal, known as a “say-on-pay” proposal. As required by Section 14A of the Securities Exchange Act, the Company anticipates providing its stockholders with the opportunity at its 2017 Annual Meeting to cast an advisory vote on the frequency with which stockholders will be offered the chance to vote on future say-on-pay proposals.

We believe that our executive compensation program is consistent with our core compensation principles and is structured to assure that those principles are implemented. At the Annual Meeting of Stockholders held on May 12, 2015, approximately 96 percent of the votes cast on this issue voted to approve the compensation of the Company’s named executive officers as disclosed in last year’s Proxy Statement. Although the vote was non-binding, the Committee believes this level of approval percentage indicates that our stockholders strongly support our core compensation principles and our executive compensation program, and we believe our stockholders as a whole should support them as well.

Thus, the Company is submitting to stockholders the following resolution for their consideration and approval:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (including in the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative).”

As described in the Compensation Discussion and Analysis portion of this Proxy Statement, 3M delivered another year of strong financial performance in 2015. These results reflected the strong performance of the Company’s leadership team, including the Named Executive Officers, which impacted their annual and long-term incentive compensation earned during 2015. The Compensation Committee has taken additional actions in 2015 to further strengthen the alignment between the incentive compensation of 3M’s executives and both the financial performance of the Company and its business units as well as their individual performance.

While the Board of Directors and the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature.

RECOMMENDATION OF THE BOARD

The Board of Directors unanimously recommends a vote “FOR” this proposal for the reasons discussed above. Proxies solicited by the Board of Directors will be voted “FOR” this proposal unless a stockholder indicates otherwise in voting the proxy.

2016 Proxy Statement  |  35

COMPENSATION DISCUSSION AND ANALYSIS

SECTION I: EXECUTIVE SUMMARY

This Compensation Discussion and Analysis describes 3M’s executive compensation program, explains how 3M’s Compensation Committee oversees and implements this program, and reviews the 2015 compensation for the following executive officers:

NAME	TITLE
Inge G. Thulin	Chairman of the Board, President and Chief Executive Officer
Nicholas C. Gangestad	Senior Vice President and Chief Financial Officer
Michael A. Kelly	Former Executive Vice President, Electronics and Energy Business Group
Michael G. Vale	Executive Vice President, Consumer Business Group
Joaquin Delgado	Executive Vice President, Health Care Business Group

Throughout this Compensation Discussion and Analysis and elsewhere in this Proxy Statement, we refer to this group of individuals as the “Named Executive Officers.” For the meaning of other terms used, see “Meaning of Certain Terms” on page 45 of this Proxy Statement.

2015 FINANCIAL PERFORMANCE AND BUSINESS HIGHLIGHTS*

For 3M, 2015 was a year of strong financial performance achieved through disciplined execution in a challenging external environment.

EARNINGS PER SHARE GROWTH	ORGANIC LOCAL CURRENCY SALES GROWTH	RETURN ON INVESTED CAPITAL	FREE CASH FLOW CONVERSION
1.2%	1.3%	22.5%	103%
●EPS grew from $7.49 in 2014 to $7.58 in 2015. ●Excluding restructuring charges, EPS grew 3.1% from $7.49 in 2014 to $7.72 in 2015. ●No compensation was paid or earned based on 2015 EPS Growth.	●Represents additional growth on top of the 4.9% organic local currency sales growth in 2014.	●Up from 22.0% in 2014.	●Represents another solid year of free cash flow conversion following a 104% conversion rate in 2014.

We believe that our ability to deliver consistent results over time is reflected in our total stockholder return, which was above the median of our executive compensation peer group for the three- and five-year periods ending on December 31, 2015, and at median for the one-year period ending on the same date. For additional information, see “Total Stockholder Return” on page 38 of this Proxy Statement.

Throughout 2015, we also continued to prepare and position our Company for long-term success. Other noteworthy accomplishments include the following:

●	Expanded full-year margins 50 basis points to 22.9 percent in a low-growth external environment;
●	Completed three strategic acquisitions (Capital Safety, Ivera Medical Corp., and Polypore International Inc.’s Separations Media business) to strengthen our portfolio and complement organic growth;

* See Appendix A to this Proxy Statement for a reconciliation of certain financial measures mentioned below to our results as reported under accounting principles generally accepted in the United States.

36  |  3M

●

Invested nearly $7 billion in our business through a combination of capital expenditures ($1.5 billion), research and development ($1.8 billion), and acquisitions ($3.7 billion, inclusive of debt assumed);

●	Returned $7.8 billion to stockholders via dividends and gross share repurchases;
●	Opened our new state-of-the-art research and development laboratory in St. Paul, Minnesota;
●	Launched our new brand platform—3M Science. Applied to Life™—to enhance awareness of how 3M uses science to improve lives; and
●	Completed a corporate restructuring to improve efficiency and further strengthen our competitiveness.

FACTORS CREATING ALIGNMENT BETWEEN PAY AND PERFORMANCE

3M’s executive compensation program is designed to maintain a strong alignment between corporate performance and executive compensation by tying incentive compensation to the achievement of performance metrics that we believe increase the Company’s long-term value. Highlights of the program include:

●	A large portion of each executive’s Total Direct Compensation (cash plus long-term incentives) is performance-based, varying from 90 percent for Chief Executive Officer Inge Thulin to a range of 83-85 percent for the other Named Executive Officers; and
●

The incentive compensation opportunities provided to the Company’s executives are based on multiple performance-based metrics focused primarily on growth in revenue and earnings, increase in 3M’s stock price, efficient use of capital and free cash flow conversion.

IMPACT OF COMPANY PERFORMANCE ON INCENTIVE COMPENSATION

The Company’s performance directly impacted incentive compensation decisions and pay outcomes for our Named Executive Officers as follows:

2015 Annual Incentive Compensation

For the Named Executive Officers paid on the basis of the Company’s overall performance, the 2015 annual incentive compensation payout (before any adjustment for individual performance) averaged 95 percent of the target amount. The payouts reflect our solid performance against the goals established for 2015:

●	Local currency sales achieved 97 percent of plan;
●	3M economic profit achieved 94 percent of plan; and
●	3M’s 2015 economic profit represents 106 percent of its 2014 results

Performance Share Awards (Long-Term Incentive Compensation)

The number of shares delivered pursuant to the performance share awards issued to the Named Executive Officers for the 2013-2015 performance period equaled 116 percent of the target number of shares awarded. The actual number of shares issued exceeded the target number of performance shares awarded due to solid performance against the performance goals established for these awards in February 2013, as shown below.

Organic Volume Growth vs.
Worldwide Industrial Production Index	ROIC	New Product Vitality Index
(40% Weighting)	(40% Weighting)	(20% Weighting)

●2013 and 2014 performance exceeded the target levels established for these awards. ●No shares were earned based on 2015 performance for this metric.
●Numbers shown exclude the impact of acquisitions.
●2013 performance equaled the target level established for these awards.
●2014 and 2015 performance exceeded the maximum level established for these awards.
●Performance for each year shown exceeded the threshold level established for these awards.

2016 Proxy Statement  |  37

After considering the appreciation in 3M’s stock price over the three-year performance period, the value of the 3M shares delivered to the Company’s executives in settlement of these awards (determined using the closing price of a share of 3M common stock on the NYSE for December 31, 2015) equaled 182 percent of the value of the target number of performance shares subject to such awards (determined using the closing price of a share of 3M common stock on the NYSE for March 1, 2013, the initial grant date of 2013 performance share awards).

Stock and Stock Options (Long-Term Incentive Compensation)

The performance of 3M’s stock has a material impact on the amount of compensation actually realized by our Named Executive Officers. Our stock ownership guidelines require covered executives, including the Named Executive Officers, to own amounts of Company stock having a value exceeding a specified multiple of their base salary. If the market price of 3M’s stock declines, so does the value of the long-term incentive compensation provided to our Named Executive Officers.

Similarly, stock options held by our Named Executive Officers increase or decrease in value along with increases and decreases in value of 3M’s common stock. The stock options granted to 3M’s executives during and in years prior to 2015 declined in value as the Company’s stock price decreased from $164.32 on December 31, 2014, to $150.64 on December 31, 2015.

TOTAL STOCKHOLDER RETURN

As reflected in the following table, 3M’s stock performance (total stockholder return of 20 percent over the three-year period ending on December 31, 2015) continues to compare favorably with the stock performance of the peer companies included in the Company’s executive peer group (for which the median total stockholder return over the same three-year period was 17 percent).

TOTAL STOCKHOLDER RETURNS OF 3M’s EXECUTIVE COMPENSATION PEER GROUP

Note: 5-Year Return = Five years ending 12/31/15; 3-Year Return = Three years ending 12/31/15; 1-Year Return = One year ending 12/31/15
Source: Bloomberg

38  |  3M

2015 SAY ON PAY

In 2015, over 96 percent of the votes cast on our say-on-pay proposal approved the compensation of our named executive officers as disclosed in last year’s Proxy Statement. Although the vote was non-binding, the Committee believes this level of approval indicates that stockholders strongly support our executive compensation programs and policies. The Committee will consider the results of this year’s say-on-pay proposal, as well as feedback from our stockholders, when making future executive compensation decisions.

For information concerning our investor outreach efforts, please refer to the section entitled “Stockholder Outreach and Engagement” on page 18 of this Proxy Statement.

SIGNIFICANT COMPENSATION ACTIONS DURING 2015

During 2015, 3M and the Committee took the following actions with respect to the Company’s executive compensation program:

●	Amended the Annual Incentive Plan (effective for 2015) to reduce the maximum payout from 300 percent to 200 percent of the participants’s target amount;
●	Revised the weighting of the three performance metrics used in the Annual Incentive Plan (effective for 2015) to increase alignment to overall corporate results and initiatives. The new weightings are as follows: Local Currency Sales vs Plan (50 percent), Economic Profit vs. Plan (20 percent), and 3M Economic Profit vs. Prior Year (30 percent);
●	Revised the performance criteria for new performance share awards (effective for 2015 performance share awards) to better align this portion of our executives’ long-term incentive compensation with the long-term financial objectives previously announced by the Company. In particular, the 2015 performance share awards utilize two new performance criteria (earnings per share growth and free cash flow conversion) that replace the New Product Vitality Index. With this change, all four performance criteria used for the 2015 performance share awards are now aligned with the Company’s publicly-stated long-term financial objectives;
●	Effective with performance share awards made in 2015, began adjusting the initial grant value of each executive’s performance share award to reflect their individual performance during the preceding year. In the past, individual performance affected only target annual incentive compensation and the annual stock option grant. This change was made to better recognize and encourage exceptional individual performance; and
●	Amended the definition of “Retirement” in our Annual Incentive Plan and our 2008 Long-Term Incentive Plan effective as of January 1, 2016, to mean a termination of employment with the Company after attaining age 55 with at least 10 years of service. Prior to this change, the term “Retirement” meant a termination of employment with the Company after attaining age 55 with at least five years of service. This change was made to encourage longer service to the Company. The previous definition continues to apply to awards granted under our 2008 Long-Term Incentive Plan before January 1, 2016.

COMPENSATION POLICIES AND PRACTICES

Our compensation program is designed to provide appropriate performance incentives and avoid compensation practices that do not promote the interests of our stockholders.

WE DO

✓	Maintain a strong alignment between corporate performance and compensation.
✓	Conduct an annual assessment to identify and mitigate risks.
✓	Have a comprehensive clawback policy.
✓	Use an independent compensation consultant retained directly by the Committee.
✓	Limit the number and amount of executive perquisites.
✓	Prohibit our executive officers from hedging or pledging 3M common stock.
✓	Maintain robust stock ownership guidelines applicable to all of our executive officers.
✓	Conduct competitive benchmarking to align executive compensation with market.

WE DO NOT

✗	Have employment, severance, or change in control agreements with any of our executive officers.
✗	Provide tax gross-ups on executive perquisites.
✗

Have agreements that would provide automatic “single-trigger” accelerated vesting of equity compensation or excise tax gross-up payments to any of our executive officers in the event of a change in control.

✗	Provide dividends or dividend equivalents on unearned performance share awards.
✗	Reprice stock options without the approval of 3M stockholders, except for “anti-dilution” adjustments (such as adjustments for stock splits, spinoffs, etc.)

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SECTION II: HOW WE DETERMINE COMPENSATION

PRINCIPLES OF 3M’S EXECUTIVE COMPENSATION PROGRAM

3M believes that the compensation of its executives should be closely tied to the performance of the Company, so that their interests are aligned with the interests of long-term 3M stockholders. Consistent with this philosophy, the following core principles provide a framework for the Company’s executive compensation program:

●	Total Direct Compensation should be competitive to attract the best talent to 3M, motivate executives to perform at their highest levels, reward individual contributions that improve the Company’s ability to deliver outstanding performance, and retain those executives with the leadership abilities and skills necessary for building long-term stockholder value;
●	The portion of Total Direct Compensation that is performance-based and is, therefore, at risk should increase with the level of an individual’s responsibility;
●	The program should balance incentives for delivering outstanding long-term, sustainable performance against the potential risk of encouraging inappropriate risk-taking;
●	The metrics and targets for earning performance-based incentives should be consistent with, and aligned to, increasing stockholder value over the long term; and
●	Executives are most effectively motivated to build long-term stockholder value when a significant portion of their personal net worth is tied to the value of 3M stock.

ROLE OF THE COMPENSATION COMMITTEE AND ITS INDEPENDENT ADVISOR

3M provides compensation to its executives to recognize their contributions to the success of its business and reward them for delivering performance that meets the growth, profitability, and other objectives of the Company. All elements of this compensation are determined by the Committee, which is composed solely of independent non-employee directors. In addition, the Committee’s decisions concerning the compensation of 3M’s Chief Executive Officer are subject to ratification by all of the independent members of the Board of Directors.

The Committee regularly reviews the design of and risks associated with the Company’s executive compensation program.

During 2015, the Committee was assisted in its review by its independent compensation consultant, George B. Paulin of Frederic W. Cook & Co., Inc. In addition to participating in the meetings of the Committee, Mr. Paulin provides the Committee with advice regarding the Company’s executive salary structure, annual and long-term incentive compensation plans, compensation-related risks, and other executive pay policies. He also provides expert knowledge of marketplace trends and best practices relating to executive compensation practices and competitive pay levels. Mr. Paulin and his firm provide no other services to the Company or 3M management, with the exception of independent advisory support to the Nominating and Governance Committee on the compensation of 3M’s non-employee directors so that valuation methodologies and peer groups are consistent with those used for executives and other employees. During the year, the Committee conducted an evaluation of the independence of Mr. Paulin and his firm considering the relevant regulations of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The Committee concluded that the services performed by Mr. Paulin and his firm raised no conflicts of interest.

The Committee also reviews and approves annual performance goals and objectives for 3M’s Chief Executive Officer. Acting through its Chairman, the Committee also conducts and discusses with the independent members of the Board of Directors an annual evaluation of the Chief Executive Officer’s performance against such goals and objectives. Finally, the Committee, assisted by its independent compensation consultant, reviews and approves (based on this annual evaluation) the compensation of the Chief Executive Officer (subject to ratification by the independent members of the Board of Directors) at least annually.

ROLE OF MANAGEMENT

3M’s Chief Executive Officer and Senior Vice President, Human Resources, assist the Committee with the process of determining the compensation of the Company’s executives. In particular, Mr. Thulin, assisted by 3M’s Senior Vice President, Human Resources, performs an annual performance evaluation of each of 3M’s senior executives whose compensation is determined by the Committee. The results of these annual performance evaluations form the basis for Mr. Thulin’s recommendations to the Committee as to the annual merit base salary and target annual incentive compensation increases for such senior executives, as well as the amount of their annual long-term incentive compensation awards. The Committee discusses these recommendations with Mr. Thulin at its meetings prior to making its decisions on any change to an executive’s annual base salary, annual incentive compensation, or any long-term incentive compensation awards.

40  |  3M

ELEMENTS OF THE COMPENSATION PROGRAM

The compensation program for 3M’s executives consists of the following elements:

●	base salary;
●	short-term cash incentive in the form of an annual performance-based award opportunity; and
●	long-term equity incentives in the form of annual awards of performance shares and stock options, and in certain circumstances (for purposes of hiring or retaining key talent, for example), grants of restricted stock units.

3M’s executives also participate in various benefit plans made available to most of 3M’s U.S. employees. They are also eligible to participate in three deferred compensation plans (which enable them to save for retirement or other financial planning purposes) and receive certain other benefits. These additional benefits are described in the All Other Compensation Table. The entire program applied to approximately 100 members of senior management during 2015, including all of the Named Executive Officers.

The illustration below and the table that follows show how the 2015 Total Direct Compensation of the Named Executive Officers was apportioned among these elements and how these elements relate to the strategic business goals of the Company.

ELEMENTS OF 2015 TOTAL DIRECT COMPENSATION
CEO	Base Salary ●Only component of total direct compensation that is not “at risk”	Other NEOs (Average)

Annual Incentive Plan (AIP) ●Subject to achievement of three business objectives over a 12-month period ●Maximum payout capped at 200% of target

Long-Term Incentives (LTI)
●Initial value split equally between stock options and performance share awards
●Stock Options
○Provide value only if stock price increases
○Ratable vesting over three years
●Performance Share Awards (PSA)
○Subject to achievement of four independent performance criteria
○Reward performance over three years

COMPENSATION ELEMENT
AND PERCENTAGE OF
TOTAL DIRECT COMPENSATION	DESIGN AND RATIONALE FOR COMPENSATION ELEMENT
Base Salary CEO – 10% Other NEOs – 16%

3M pays each of its executives a base salary in cash on a monthly basis. The amount of this base salary is reviewed at least annually, and does not vary with the performance of the Company. Base salaries are designed to compensate the executives for their normal day-to-day responsibilities, and it is the only component of their compensation that is considered to be fixed rather than variable in nature.

Annual Incentive

CEO – 16%
- 50% Local Currency Sales vs. Plan
- 20% Economic Profit vs. Plan
- 30% Economic Profit vs. Prior Year

Other NEOs – 14%
- 50% Local Currency Sales vs. Plan
- 20% Economic Profit vs. Plan
- 30% Economic Profit vs. Prior Year

3M provides its executives with annual incentive compensation through plans that are designed to align a significant portion of their Total Cash Compensation with the financial performance of the Company and its business units. Each executive is assigned a target amount of annual incentive compensation as part of his or her Total Cash Compensation, but the amount of annual incentive compensation actually paid depends on the performance of 3M and its relevant business units as well as the executives’ individual performance.

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COMPENSATION ELEMENT
AND PERCENTAGE OF
TOTAL DIRECT COMPENSATION	DESIGN AND RATIONALE FOR COMPENSATION ELEMENT
Annual Incentive (continued)

3M’s AIP offers eligible employees an opportunity to earn short-term incentive compensation based on three performance metrics, which were weighted as indicated for 2015:

●Local Currency Sales (of 3M or a business unit, as applicable) vs. plan for the current year (50 percent);
●Economic Profit (of 3M or a business unit, as applicable) vs. plan for the current year (20 percent); and
●3M Economic Profit vs. actual results for the prior year (30 percent).

The amount paid to an eligible employee for a particular year may range from 0 percent to 200 percent of the employee’s target amount for that year. The amount of annual incentive compensation actually paid to an eligible employee may be increased by up to 30 percent or be reduced by up to 100 percent based on the employee’s individual performance during that year. Individual performance takes into account both quantitative (financial results, for example) and qualitative (market and economic circumstances, for example) factors. In no event, however, may the total amount paid to an eligible employee exceed 200 percent of the employee’s target amount for the year.

In determining the amount of annual incentive compensation paid to a Named Executive Officer, the Named Executive Officer’s individual performance is considered based upon the annual performance evaluation that Mr. Thulin, assisted by 3M’s Senior Vice President, Human Resources, does for each Named Executive Officer (other than himself) and the annual performance evaluation that the Compensation Committee (acting through its Chairman) does for Mr. Thulin. These performance evaluations are done according to 3M’s overall performance assessment and management processes, which involve setting annual financial and non-financial goals and objectives for each individual and then assessing the individual’s overall performance against these goals and objectives at the end of the year. While the annual incentive compensation earned by most 3M executives is determined under the AIP, the annual incentive compensation earned by 3M’s Named Executive Officers, as well as the other senior executives whose compensation is decided by the Committee, is determined under the Executive Plan approved by 3M’s stockholders at the 2007 Annual Meeting. A total of 18 senior executives participated in this Executive Plan during 2015. This Executive Plan, which is intended to provide compensation that is exempt from the $1 million annual deduction limit of Section 162(m) of the Internal Revenue Code, provides performance-based compensation for which the performance goal is the Company’s Adjusted Net Income.

Assuming the Company meets the Adjusted Net Income goal, the Executive Plan provides the Committee with discretion to determine the amount of annual incentive compensation paid to 3M’s Named Executive Officers and its other senior executives. The Executive Plan establishes a maximum amount of annual incentive compensation that may be earned by each covered executive for a year (a percentage of the Company’s Adjusted Net Income for such year) and then the Committee utilizes this discretion to pay each covered executive less than this maximum amount based on such factors as it deems relevant. Since the Executive Plan was first adopted in 2007, the Committee has rarely used this discretion to pay a covered executive (other than our Chief Executive Officer) anything other than the same amount such executive would have received had he or she been participating in the broad-based AIP (including the individual performance multiplier).

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COMPENSATION ELEMENT
AND PERCENTAGE OF
TOTAL DIRECT COMPENSATION	DESIGN AND RATIONALE FOR COMPENSATION ELEMENT

Long-term Incentives

CEO
- 37% Stock Options
- 37% Performance Shares
   - 40% Organic Volume Growth
   - 20% ROIC
   - 20% Free Cash Flow Conversion
   - 20% EPS Growth

Other NEOs
- 35% Stock Options
- 35% Performance Shares
   - 40% Organic Volume Growth
   - 20% ROIC
   - 20% Free Cash Flow Conversion
   - 20% EPS Growth

3M provides long-term incentive compensation to its executives through the Long-Term Incentive Plan approved by 3M’s stockholders at the 2008 Annual Meeting. This is a typical omnibus-type plan that authorizes the Committee to grant stock options, restricted stock, restricted stock units, stock appreciation rights, performance shares, and other stock awards to management employees of the Company. The Company provides its executives with this long-term incentive compensation based on 3M common stock in order to effectively motivate such executives to build long-term stockholder value.

In determining the initial grant value of the long-term incentive compensation provided to our Named Executive Officers, the Compensation Committee considers the individual performance of our Named Executive Officers using the performance evaluations described under “Annual Incentive” above.

Benefits and Perquisites

3M’s executives participate in the same health care, disability, life insurance, pension, and 401(k) benefit plans available to most of the Company’s U.S. employees.

Executives also receive a limited number of additional benefits and perquisites described in more detail in the All Other Compensation Table of this Proxy Statement. These additional benefits and perquisites are provided for the convenience (financial planning assistance, for example), financial security (retirement contributions and premiums for additional life insurance coverage, for example), or personal security (travel on corporate aircraft and home security equipment/monitoring, for example) of the executives. No tax gross-ups are provided on any of these additional benefits and perquisites.

BENCHMARKING

3M competes for executive talent in a global market. In order to ensure that we are providing Total Direct Compensation that is competitive, the Committee annually conducts a rigorous benchmarking process with the help of its independent compensation consultant, Frederic W. Cook & Co., Inc. During this process, the Committee considers available pay data for two peer groups: an executive peer group and a survey peer group.

Executive Peer Group

For 2015, the executive peer group consisted of the 19 companies identified below (which remained the same as in the previous year), as recommended by the Committee’s independent compensation consultant and approved by the Committee. The companies in this executive peer group were selected because (1) their performance was monitored regularly by the same market analysts who monitor the performance of 3M (investment peers), and/ or (2) they met criteria based on similarity of their business and pay models, market capitalization (based on an eight-quarter rolling average), and annual revenues.

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EXECUTIVE PEER GROUP*

(Dollars in millions)
REVENUES		TRAILING 8-QUARTER AVERAGE MARKET CAPITALIZATION
The Procter & Gamble Company	$72,455	Johnson & Johnson	$284,368
Johnson & Johnson	$70,074	The Procter & Gamble Company	$218,688
United Technologies Corporation	$56,098	3M Company	$96,205
Dow Chemical Company	$48,778	United Technologies Corporation	$94,909
Caterpillar Inc.	$47,011	Medtronic plc	$90,446
Honeywell International Inc.	$38,581	Honeywell International Inc.	$77,163
3M Company	$30,274	Danaher Corporation	$59,110
Deere & Company	$27,923	E. I. du Pont de Nemours and Company	$58,931
Medtronic plc	$25,819	Dow Chemical Company	$57,059
E. I. du Pont de Nemours and Company	$25,130	Caterpillar Inc.	$50,541
Emerson Electric Co.	$21,430	Kimberly-Clark Corporation	$42,006
Eaton Corporation plc	$20,855	Emerson Electric Co.	$37,547
Danaher Corporation	$20,563	Illinois Tool Works Inc.	$34,378
Kimberly-Clark Corporation	$18,591	Eaton Corporation plc	$29,566
Illinois Tool Works Inc.	$13,405	Deere & Company	$28,624
TE Connectivity Ltd.	$12,017	Corning Incorporated	$25,047
Parker-Hannifin Corporation	$11,882	TE Connectivity Ltd.	$24,876
Tyco International plc	$9,800	Tyco International plc	$17,017
Corning Incorporated	$9,111	Parker-Hannifin Corporation	$16,015
75th Percentile	$44,904	75th Percentile	$72,650
Mean	$30,529	Mean	$69,238
Median	$23,280	Median	$46,274
25th Percentile	$14,702	25th Percentile	$28,860
3M Percentile Rank	66%	3M Percentile Rank	88%

* All data shown was compiled from publicly available information. Revenues are stated in millions for the latest available four quarters as of February 29, 2016. Market capitalizations are stated in millions as of February 29, 2016. No information is provided for Covidien plc, which ceased trading as a public company after January 26, 2015.

As a result of Medtronic’s acquisition of Covidien plc and its related restructuring, both Covidien plc and Medtronic, Inc. have been replaced with Medtronic plc for 2016, as recommended by the Committee’s independent compensation consultant and approved by the Committee.

The Company receives pay data and information on the executive compensation practices at the companies in 3M’s executive peer group from Aon Hewitt and Frederic W. Cook & Co., Inc.

Survey Peer Group

There are approximately 170 comparator companies in the survey peer group, although the number and identity of the companies varies from year to year and from survey to survey. The survey peer group consists of companies in the Standard & Poor’s 500 Index and/or other companies with annual revenue exceeding $20 billion that participate in one or more executive compensation surveys obtained from three consulting firms (Aon Hewitt, Frederic W. Cook & Co., Inc., and Willis Towers Watson). Pay data for the survey peer group is statistically regressed to recognize the different sizes of the comparator companies (based on annual revenues) as compared to the size of 3M. The Committee does not review the identity of the companies in this survey comparator group.

HOW THE COMMITTEE USES BENCHMARKING INFORMATION

The Committee considers the pay data from the executive peer group when determining each executive’s Total Direct Compensation. For executives whose performance meets the Company’s expectations, the Committee aims to provide them with target Total Cash Compensation that is at or very close to the median of the corresponding target compensation paid to executives in the executive peer group, and with long-term incentive compensation delivered through annual grants having initial target values

44  |  3M

that are within a range of 80 to 120 percent of the median of the corresponding compensation values provided to executives in the executive peer group. Executives whose performance consistently exceeds the Company’s expectations may receive Total Cash Compensation of 120 to 125 percent of the median of the corresponding compensation paid to executives in the executive peer group. Executives whose performance far exceeds the Company’s expectations may also receive annual long-term incentive compensation grants having values that are within a range of 125 to 160 percent of the median of the corresponding compensation values provided to executives in the executive peer group. The pay data for the survey peer group is used by the Committee to assess the reasonableness of the benchmarking results for each executive position benchmarked, helping to ensure that the Company’s compensation objectives are being met.

The Committee also uses information on the executive compensation practices at companies in the executive peer group when considering design changes to the Company’s executive compensation program. Overall, the Company believes that use of this information from the Benchmarking Groups enables the Committee to create better alignment between executive pay and performance and to help ensure that 3M can attract and retain high-performing executive leaders.

TAX CONSIDERATIONS

Section 162(m) of the Internal Revenue Code prohibits 3M from deducting compensation in excess of $1 million paid in any year to any Covered Employee, but this limit does not apply to performance-based compensation that meets certain requirements under Section 162(m). For this purpose, the term “Covered Employee” means our Chief Executive Officer and each other Named Executive Officer whose compensation is reported in the Summary Compensation Table for the preceding year by reason of being among the three most highly compensated officers for that year, but does not include the Chief Financial Officer. The Committee continues to emphasize performance-based compensation for executives. However, the Committee believes that its primary responsibility is to provide a compensation program that attracts, retains, and rewards the executive talent necessary for the Company’s success. Consequently, in any year, the Committee may authorize compensation in excess of $1 million that is not considered “performance-based compensation” for purposes of Section 162(m). The Committee recognizes that the loss of the tax deduction may be unavoidable under these circumstances.

SAY-ON-PAY ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

At our 2015 Annual Meeting, we conducted an advisory vote of stockholders with respect to the compensation of our named executive officers. Approximately 96 percent of votes cast on this item approved the compensation of our named executive officers as disclosed in the 2015 Proxy Statement. While the approval was advisory in nature, the Committee believes the outcome of this vote serves as confirmation that an overwhelming majority of our stockholders believe that the pay of the Named Executive Officers is appropriately aligned with the performance of the Company as well as the interests of 3M’s stockholders. As a result, the Committee chose not to make any changes in our executive compensation programs or policies or the compensation of any Named Executive Officer based on the favorable outcome of this vote.

MEANING OF CERTAIN TERMS

This Compensation Discussion and Analysis uses the following terms when discussing executive compensation of the Company:

ADJUSTED NET INCOME	means the net income of 3M as reported in its Consolidated Statement of Income, as adjusted to exclude special items.
AIP	means the broad-based Annual Incentive Plan by which the Company provides annual incentive compensation to approximately 30,000 eligible employees.
BENCHMARKING GROUPS	means both 3M’s executive peer group of 19 companies, as described in the “Benchmarking” section of this Compensation Discussion and Analysis and the survey comparator group.
COMMITTEE	means the Compensation Committee of the Board of Directors of 3M Company.
ECONOMIC PROFIT

means the operating income of 3M (as reported in its Consolidated Statement of Income) or a business unit, plus interest income and minus income taxes, adjusted to exclude special items and the impact of acquisitions or divestitures in the year each acquisition or divestiture is completed (unless such acquisition or divestiture is included in the operating plan for the business unit), less a charge (10 percent in 2015) for the capital used to generate such operating income. 3M Economic Profit is calculated using total Company capital (total assets, minus total liabilities other than debt, as reported in its Consolidated Balance Sheet), while the Economic Profit of a business unit is calculated using only accounts receivable and inventories of such business unit as capital.

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EPS GROWTH

means the percentage increase or decrease in 3M’s diluted earnings per share attributable to 3M common stockholders (as reported in its Consolidated Statement of Income) for a year as compared to the previous year, as adjusted to exclude special items.

EXECUTIVE PLAN	means the Executive Annual Incentive Plan by which the Company provides annual incentive compensation to the Named Executive Officers as well as other identified executives.
FREE CASH FLOW CONVERSION	means the sum of 3M’s operating cash flows minus capital expenditures, divided by net income.
NEW PRODUCT VITALITY INDEX	means the percentage of the Company’s total sales derived from products introduced within the last five years.
ORGANIC LOCAL CURRENCY SALES GROWTH

means the net sales of 3M (as reported in its Consolidated Statement of Income) or a business unit, in local currency, adjusted to exclude the impact of acquisitions or divestitures in the year each acquisition or divestiture is completed (unless such acquisition or divestiture is included in the operating plan for the business unit).

ORGANIC VOLUME GROWTH

means the percentage amount by which the percentage increase or decrease in 3M’s net sales (as reported in its Consolidated Statement of Income) for a year as compared to the previous year, adjusted to exclude the sales attributable to acquisitions or divestitures for the 12 months following the date each acquisition or divestiture is completed, and to exclude price and currency effects, exceeds worldwide real sales growth as reflected in the worldwide Industrial Production Index, as published by Global Insight.

RETURN ON INVESTED CAPITAL

means the operating income of 3M (as reported in its Consolidated Statement of Income), plus interest income and minus income taxes, adjusted to exclude special items and the impact of acquisitions or divestitures in the year each acquisition or divestiture is completed, divided by the average quarterly operating capital of the Company (total assets, minus total liabilities other than debt, as reported in its Consolidated Balance Sheet).

TOTAL CASH COMPENSATION	means the total of an individual’s base salary and annual incentive compensation.
TOTAL DIRECT COMPENSATION

means the total of an individual’s Total Cash Compensation plus the compensation value of their annual long-term incentive compensation awards (which is based on their grant date fair value as measured under accounting standards).

SECTION III: HOW WE PAID OUR NAMED EXECUTIVE OFFICERS IN 2015

All amounts were determined by the Committee, assisted by its independent compensation consultant, with the input of Mr. Thulin (other than with respect to his own compensation) and our Senior Vice President, Human Resources. This input included:

●	Mr. Thulin’s recommendations based on his assessment of the performance of the other Named Executive Officers after receiving input and assistance from our Senior Vice President, Human Resources;
●	The compensation information from the companies in the Benchmarking Groups; and
●	A report comparing the amounts of compensation actually received by the Company’s Named Executive Officers to the amounts reported in its annual proxy statement and summarizing the compensation that would be owed to such individuals in the event of the termination of their employment under various circumstances. This report helps the Committee better understand the Company’s potential obligations to the Named Executive Officers following the termination of their employment, as well as assessing the risk of any individual leaving the Company prematurely because the Company is not providing sufficient retention incentives.

Differences in the amounts of compensation provided to 3M’s Named Executive Officers reflect a variety of factors, including job responsibilities, the market pay for executives performing similar responsibilities (as measured by the pay information obtained from companies in the Benchmarking Groups), experience and time in their current positions, internal pay equity, and individual performance. Overall, the Committee aims to provide the Named Executive Officers with target Total Direct Compensation that is at or very close to the median value of the corresponding compensation provided to executives with similar responsibilities at companies in the Benchmarking Groups.

However, the Committee adjusts the incentive compensation provided to the Named Executive Officers to reflect each individual’s actual individual performance during the previous year.

For additional information concerning the manner in which the compensation of the Named Executive Officers is determined and the role of the Compensation Committee and its advisors, see Section II of this Compensation Discussion and Analysis beginning on page 40.

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2015 BASE SALARY AND TARGET TOTAL CASH COMPENSATION

The Committee considers changes in the base salaries and target Total Cash Compensation of the Named Executive Officers at least annually. As part of its normal process to progress new senior executives to a level of compensation that is commensurate with their responsibilities, the Committee also periodically considers adjustments to the base salaries and target Total Cash Compensation of new senior executives whose rate of pay is set below the market median. All adjustments, if any, are made only after considering the most recent compensation data available to the Committee for executives with similar responsibilities at companies in the Benchmarking Groups, each individual’s position in the salary range for his or her position, and the individual’s job performance.

At the time of his appointment to the position of Senior Vice President and Chief Financial Officer in June 2014, Mr. Gangestad’s base salary and total Target Cash Compensation were set at 70 percent of the median paid to executives serving in similar positions at companies in the Benchmarking Groups. In January 2015, the Committee approved the following increase in the base salary and target Total Cash Compensation of Mr. Gangestad. This increase was intended to bring Mr. Gangestad’s target Total Cash Compensation up to 75 percent of the median value of the corresponding compensation paid to executives serving in similar positions at companies in the Benchmarking Groups.

NAME	PREVIOUS BASE SALARY	NEW BASE SALARY EFFECTIVE 2/1/15	% INCREASE	PREVIOUS TARGET TOTAL CASH COMPENSATION	NEW TARGET TOTAL CASH COMPENSATION EFFECTIVE 2/1/15	% INCREASE
Nicholas C. Gangestad	$522,982	$588,740	12%	$1,045,964	$1,171,480	12%

In February 2015, the Committee approved (and in the case of Mr. Thulin, the independent members of the Board of Directors ratified) the following increases in the base salaries and target Total Cash Compensation of the Named Executive Officers following completion of their annual performance evaluations:

NAME	PREVIOUS BASE SALARY	NEW BASE SALARY EFFECTIVE 4/1/15	% INCREASE	PREVIOUS TARGET TOTAL CASH COMPENSATION	NEW TARGET TOTAL CASH COMPENSATION EFFECTIVE 4/1/15	% INCREASE
Inge G. Thulin	$1,406,080	$1,462,177	4%	$3,569,280	$3,712,051	4%
Nicholas C. Gangestad	$585,740	$597,455	2%	$1,171,480	$1,194,909	2%
Michael A. Kelly	$616,248	$653,716	6%	$1,140,057	$1,209,373	6%
Michael G. Vale	$562,729	$585,464	4%	$1,041,049	$1,083,107	4%
Joaquin Delgado	$558,629	$581,198	4%	$1,033,463	$1,075,215	4%

As a result of these increases, the target Total Cash Compensation of these Named Executive Officers ranged from 76 to 107 percent of the median value of the corresponding compensation provided to executives with similar responsibilities at companies in the Benchmarking Groups.

In August 2015, the Committee approved the following increase in the base salary and target Total Cash Compensation of Mr. Gangestad. This increase was designed to bring his target Total Cash Compensation up to 80 percent of the median paid to executives serving in similar positions at companies in the Benchmarking Groups. Provided that Mr. Gangestad continues to perform at a satisfactory level, the Committee expects to continue increasing his compensation periodically until his total Target Cash Compensation reaches this median.

NAME	PREVIOUS BASE SALARY	NEW BASE SALARY EFFECTIVE 2/1/15	% INCREASE	PREVIOUS TARGET TOTAL CASH COMPENSATION	NEW TARGET TOTAL CASH COMPENSATION EFFECTIVE 8/1/15	% INCREASE
Nicholas C. Gangestad	$597,455	$627,327	5%	$1,194,909	$1,254,655	5%

2015 ANNUAL INCENTIVE

During 2015, the Committee provided the Named Executive Officers with the opportunity to earn short-term incentive compensation under the Executive Plan. Each Named Executive Officer’s target annual incentive for the year was equal to the difference between his or her target Total Cash Compensation and annual base salary. Each of the Named Executive Officers was assigned to an appropriate business unit (the entire Company, in some cases) established under the AIP for the purpose of measuring business performance during 2015 and converting that performance into a payout based on the AIP’s formulas. While none of the

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Named Executive Officers are covered by the AIP, the Committee rarely uses its discretion under the Executive Plan to pay the covered executives (other than our Chief Executive Officer) anything other than the same amount such executive would have received had he or she been participating in the AIP (including the individual performance multiplier).

The amounts payable under the AIP for 2015 were based on the following performance results for the Company and, as applicable, the respective business units to which the Named Executive Officers were assigned:

(DOLLAR AMOUNTS IN MILLIONS) BUSINESS UNIT	LOCAL CURRENCY SALES (50%)			ECONOMIC PROFIT (20%)			TOTAL 3M ECONOMIC PROFIT VS. PRIOR YEAR (30%)	WEIGHTED AVERAGE PAYOUT % BASED ON PAYOUT CURVE
	PLAN	ACTUAL	ACTUAL VS. PLAN	PLAN	ACTUAL	ACTUAL VS. PLAN
Total Company	$33,066	$32,180	97%	$3,122	$2,947	94%	106%	95.1%
Electronics and Energy Business Group	$5,771	$5,446	94%	$729	$655	90%	106%	89.3%
Consumer Business Group	$4,731	$4,674	99%	$619	$587	95%	106%	98.1%
Health Care Business Group	$5,895	$5,783	98%	$1,190	$1,060	89%	106%	93.8%

Since the Company satisfied the Executive Plan’s performance objective by earning Adjusted Net Income of $4.833 billion for 2015, the plan authorized the Committee to approve payments of annual incentive compensation to each Named Executive Officer equal to one-quarter of one percent of such Adjusted Net Income ($12,082,500). As explained above, however, the Executive Plan authorizes the Committee to pay each covered executive less than this maximum amount based on such factors as it deems relevant. At its meeting in February 2016, the Committee approved (and with respect to Mr. Thulin, the independent members of the Board of Directors ratified) payment of the following amounts of annual incentive compensation under the Executive Plan for 2015, which it believes more closely aligns the payout to each individual with the 2015 performance of the Company and the assigned business units as well as the individual’s performance:

NAME	TARGET 2015 ANNUAL INCENTIVE*	ACTUAL 2015 ANNUAL INCENTIVE	PAYOUT AS A % OF TARGET
Inge G. Thulin	$2,228,621	$2,330,134	105%
Nicholas C. Gangestad	$601,768	$571,980	95%
Michael A. Kelly	$547,848	$489,228	89%
Michael G. Vale	$492,905	$531,622	108%
Joaquin Delgado	$489,313	$504,873	103%

* These amounts are prorated to reflect the increases in Total Cash Compensation described above that resulted in corresponding increases in each individual’s target annual incentive compensation.

The Committee determined the amount of Mr. Thulin’s annual incentive compensation for 2015 by considering first what his payout would have been if he participated in the broad-based AIP (including the performance multiplier). The Committee went on to consider other factors in determining the amount of his payout, including Mr. Thulin’s responsibility for delivering the Company’s strong financial results, his success in building a strong leadership team, his efforts to position the Company for future success through a continued focus on the three strategic levers of portfolio management, investing in innovation, and business transformation, and the annual incentive/bonus compensation provided to CEOs of the companies in 3M’s executive peer group.

Consistent with its past practice, the Committee utilized its discretion to pay each Named Executive Officer other than Mr. Thulin the same amount such executive would have received had he or she been participating in the broad-based AIP (including the individual performance multiplier).

LONG-TERM INCENTIVES — 2015 ANNUAL GRANTS

After considering the most recent long-term incentive compensation data from companies in the Benchmarking Groups and after taking into account its evaluation of their individual performance during 2014, the Committee approved (and in the case of Mr. Thulin, the independent members of the Board of Directors ratified) the following target compensation values for the Named Executive Officers’ 2015 long-term incentive compensation awards. For ease of comparison, the following table also shows the target compensation values of the Named Executive Officers’ 2014 long-term incentive compensation awards.

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NAME	INITIAL ESTIMATED VALUE OF 2014 ANNUAL AWARDS		INITIAL ESTIMATED VALUE OF 2015 ANNUAL AWARDS
Inge G. Thulin	$9,500,184		$11,000,168
Nicholas C. Gangestad	$474,419	*	$2,792,085
Michael A. Kelly	$1,580,157		$2,286,135
Michael G. Vale	$1,560,136		$2,047,344
Joaquin Delgado	$1,580,157		$2,015,810

* Reflects the fact that these annual awards were granted before Mr. Gangestad was promoted to the position of Senior Vice President and Chief Financial Officer.

Consistent with market practices at companies in the Benchmarking Groups, during 2015, the Committee chose to deliver one-half of the initial estimated value of the annual long-term incentive compensation awards provided to 3M’s Named Executive Officers in the form of stock options and the remaining one-half in the form of performance shares.

2015 Stock Options

Stock options granted to the Named Executive Officers as part of their long-term incentive compensation have the following features:

●	an exercise price equal to the closing price of a share of 3M common stock on the NYSE for the date of grant;
●	a ratable three-year vesting schedule; and
●	a maximum term of 10 years.

2015 Performance Share Awards

Performance shares awarded in 2015 will result in the issuance of actual shares of 3M common stock to 3M’s Named Executive Officers if the Company achieves certain financial goals over the years 2015, 2016, and 2017. The number of shares of 3M common stock that will be issued for each 2015 performance share is linked to the Company’s performance as measured by the criteria of Organic Volume Growth (40 percent weighting), Return on Invested Capital (20 percent weighting), Free Cash Flow Conversion (20 percent weighting), and Earnings Per Share Growth (20 percent weighting). These performance criteria were selected because they are aligned with 3M’s operating plan and the financial objectives communicated to stockholders and the Committee believes that they are important drivers of long-term stockholder value. Attainment of these four independent performance criteria is measured separately for each calendar year during the three-year measurement period, with each year weighted as follows (2015 — 50 percent; 2016 — 30 percent; and 2017 — 20 percent). However, the formulas by which the Company’s performance is measured do not change over the three-year performance period.

The actual number of shares of 3M common stock that will be delivered at the end of the three-year performance period ending on December 31, 2017, may be anywhere from 0 percent to 200 percent of each performance share granted, depending on the performance of the Company during the performance period. However, an executive may forfeit all or a portion of such shares if he or she does not remain employed by the Company throughout the three-year performance period.

For awards tied to the achievement of performance goals over the years 2015, 2016, and 2017, the Committee approved the following formulas for determining the number of shares of 3M common stock to be delivered for each performance share awarded, with the total number of shares actually delivered being the sum of the number of shares earned as a result of the Company’s achievement of each of the four financial goals. In the event that the Company’s performance as measured by any of these performance criteria falls between any of the percentages listed below, the number of shares of 3M common stock earned will be determined by linear interpolation.

ORGANIC VOLUME GROWTH EXCEEDING IPI	% OF PERFORMANCE SHARES	RETURN ON INVESTED CAPITAL	% OF PERFORMANCE SHARES	EPS GROWTH	% OF PERFORMANCE SHARES	FCF CONVERSION	% OF PERFORMANCE SHARES	TOTAL % OF PERFORMANCE SHARES
below -1.0%	0%	below 18.0%	0%	below 7.0%	0%	below 95.0%	0%	0%
-1.0%	8%	18.0%	4%	7.0%	4%	95.0%	4%	20%
0.5%	40%	20.0%	20%	9.0%	20%	100.0%	20%	100%
2.0% or higher	80%	23.0% or higher	40%	12.0% or higher	40%	105.0% or higher	40%	200%

The above formulas are not a prediction of how 3M will perform during the years 2015 through 2017. The sole purpose of these formulas, which were approved by the Committee in February 2015, is to establish a method for determining the number of shares of 3M common stock to be delivered for the performance share awards described above. 3M is not providing any guidance, nor updating any prior guidance, of its future performance with the disclosure of these formulas, and you are cautioned not to rely on these formulas as a prediction of 3M’s future performance.

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Long-Term Incentives — All Outstanding Performance Share Awards

The Company’s annual award cycle and three-year performance periods result in an overlap of awards. For example, the performance goals for 2015 performance share awards relate to the years 2015, 2016, and 2017. Similarly, the performance goals for 2014 performance share awards relate to the years 2014, 2015, and 2016, and so on, as shown below. Performance against the goals established for each award are measured separately for each calendar year during the measurement period, with each year weighted as shown below in parenthesis. The Committee believes this structure reduces motivation to maximize performance in any one period by providing the highest level rewards only by building sustainable long-term results.

AWARD	2013	2014	2015	2016	2017
2013 PSA	Year 1 (50%)	Year 2 (30%)	Year 3 (20%)
2014 PSA		Year 1 (50%)	Year 2 (30%)	Year 3 (20%)
2015 PSA			Year 1 (50%)	Year 2 (30%)	Year 3 (20%)

STATUS OF OUTSTANDING PERFORMANCE SHARE AWARDS

The Committee periodically reviews the Company’s performance against the goals established for each performance share award throughout the duration of its applicable measurement period. The table below summarizes the status of the different performance share awards held by the Named Executive Officers as of December 31, 2015.

AWARD AND MEASUREMENT PERIOD	PERFORMANCE MEASURES AND WEIGHTING	PERFORMANCE LEVELS			% OF SHARES ACCRUED PER PERFORMANCE SHARE AT SPECIFIED PERFORMANCE LEVELS			ACTUAL PERFORMANCE LEVEL ACHIEVED*	SHARES ACCRUED PER PERFORMANCE SHARE BASED ON ACTUAL PERFORMANCE**
		THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM
2015 PSA	Organic Volume	-1.0%	0.5%	2.0%	8%	40%	80%	-1.3% (2015)	0.000 (2015)
	Growth vs. Worldwide
	IPI
2015-2017	Return on	18.0%	20.0%	23.0%	4%	20%	40%	24.6% (2015)	0.200 (2015)
Measurement	Invested Capital
Period
	Earnings per	7.0%	9.0%	12.0%	4%	20%	40%	1.2% (2015)	0.000 (2015)
	Share Growth

	Free Cash Flow	95.0%	100.0%	105.0%	4%w	20%	40%	102.6% (2015)	0.152 (2015)
	Conversion

	2015 PSA Total (as of December 31, 2015)								0.352 shares
2014 PSA	Organic Volume	-1.0%	0.5%	2.0%	8%	40%	80%	-1.3% (2015)	0.000 (2015)
	Growth vs. Worldwide							1.1% (2014)	0.280 (2014)
	IPI
2014-2016	Return on	18.0%	20.0%	22.0%	8%	40%	80%	24.6% (2015)	0.240 (2015)
Measurement	Invested Capital							22.1% (2014)	0.400 (2014)
Period
	New Product	29.0%	34.0%	39.0%	4%	20%	40%	32.1% (2015)	0.042 (2015)
	Vitality Index							32.8% (2014)	0.081 (2014)

	2014 PSA Total (as of December 31, 2015)								1.043 shares
2013 PSA	Organic Volume	-1.0%	0.5%	2.0%	8%	40%	80%	-1.3% (2015)	0.000 (2015)
	Growth vs. Worldwide							1.1% (2014)	0.168 (2014)
	IPI							0.7% (2013)	0.227 (2013)
2013-2015	Return on	18.0%	20.0%	22.0%	8%	40%	80%	24.6% (2015)	0.160 (2015)
Measurement	Invested Capital							22.1% (2014)	0.240 (2014)
Period								20.0% (2013)	0.200 (2013)
	New Product	29.0%	34.0%	39.0%	4%	20%	40%	32.1% (2015)	0.028 (2015)
	Vitality Index							32.8% (2014)	0.048 (2014)
								33.3% (2013)	0.089 (2013)
	2013 PSA Total (as of December 31, 2015)								1.160 shares

* The reported level of performance achieved for Organic Volume Growth vs. Worldwide IPI has been determined using Worldwide IPI for each relevant period, as reported by Global Insights on January 15, 2016. The final performance level achieved may vary based on changes in reported Worldwide IPI for the relevant period.

**The number of shares of 3M common stock accrued with respect to each performance share subject to a performance share award is determined based on the Company’s performance against the specified goals established for each performance measure. In the event that the Company’s performance for any given performance measure falls between any two performance levels, the number of shares of 3M common stock accrued is determined by linear interpolation.

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Performance Share Accruals Based on 2015 Performance

The table below shows the number of shares of 3M common stock that were accrued for each outstanding performance share award based on the Company’s performance during 2015.

NAME	PERFORMANCE SHARE AWARD		TOTAL PERFORMANCE SHARES AWARDED	PORTION TIED TO 2015 PERFORMANCE	PERFORMANCE SHARES TIED TO 2015 PERFORMANCE	SHARES ACCRUED BASED ON 2015 PERFORMANCE (ROUNDED)*		MARKET VALUE OF SHARES ACCRUED BASED ON 2015 PERFORMANCE**
Inge G. Thulin	2015	PSA	34,507	50%	17,253	12,146		$1,829,673
	2014	PSA	38,650	30%	11,595	10,888		$1,640,168
	2013	PSA	43,248	20%	8,650	8,122		$1,223,498
							Total	$4,693,339
Nicholas C. Gangestad***	2015	PSA	9,255	50%	4,627	3,257		$490,634
	2014	PSA	8,678	30%	2,602	2,443		$368,014
	2013	PSA	7,099	20%	1,421	1,334		$200,954
							Total	$1,059,602
Michael A. Kelly	2015	PSA	8,991	50%	4,495	3,164		$476,625
	2014	PSA	6,778	30%	2,033	1,909		$287,572
	2013	PSA	8,660	20%	1,732	1,626		$244,941
							Total	$1,009,138
Michael G. Vale	2015	PSA	7,493	50%	3,746	2,637		$397,238
	2014	PSA	6,778	30%	2,033	1,909		$287,572
	2013	PSA	8,660	20%	1,732	1,626		$244,941
							Total	$929,751
Joaquin Delgado	2015	PSA	7,295	50%	3,647	2,567		$386,693
	2014	PSA	6,778	30%	2,033	1,909		$287,572
	2013	PSA	8,660	20%	1,732	1,626		$244,941
							Total	$919,206

* The amounts in this column reflect the number of shares accrued based on, among other things, Worldwide IPI for the 2015 calendar year, as reported by Global Insights on January 15, 2016. The final number of shares accrued may vary in the event of changes in Worldwide IPI reported by Global Insights.

** Represents the closing price of a share of 3M common stock on the NYSE for December 31, 2015 ($150.64), multiplied by the number of shares accrued based on the Company’s 2015 performance.

*** Mr. Gangestad was appointed to the position of Senior Vice President and Chief Financial Officer effective June 6, 2014.

Although shares of 3M common stock are accrued annually for each outstanding performance share award, an executive may forfeit all or a portion of the shares otherwise issuable pursuant to his or her award if he or she does not remain employed by the Company throughout the entire three-year performance period.

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SECTION IV: WAYS IN WHICH WE ADDRESS RISK AND GOVERNANCE

STOCK OWNERSHIP GUIDELINES

The Company maintains robust stock ownership guidelines that apply to all Section 16 officers of the Company and are designed to increase an executive’s equity stake in 3M and more closely align his or her financial interests with those of 3M’s stockholders. The following table shows the stock ownership guideline for each Named Executive Officer and their compliance status as of December 31, 2015:

NAME	MULTIPLE OF MEASUREMENT DATE BASE SALARY REQUIRED	COMPLIANCE STATUS AS OF DECEMBER 31, 2015*	Percentage of Named Executive Officers in compliance with the Company’s stock ownership guidelines as of December 31, 2015: 100%
Inge G. Thulin	6x	In compliance
Nicholas C. Gangestad	3x	In compliance
Michael A. Kelly	3x	In compliance
Michael G. Vale	3x	In compliance
Joaquin Delgado	3x	In compliance

* As a result of his appointment to the position of Senior Vice President and Chief Financial Officer, Mr. Gangestad’s required level of ownership increased, effective June 6, 2014, from a multiple of two times his base annual salary to a multiple of three times his annual base salary. Mr. Gangestad is not required to attain his new level of required ownership until June 6, 2019.

The stock ownership guidelines provide that the number of shares required to be beneficially owned by each covered executive will be calculated based on such executive’s annual base salary at the time of initial appointment to a Section 16 position and at the time of a position change from one multiple level to another multiple level, and the fair market value of 3M common stock at that time. Beginning December 31, 2013, and every three years thereafter, the stock ownership guidelines require the Company to recalculate the number of shares required to be beneficially owned by each covered executive using their annual base salary and fair market value of 3M common stock at the recalculation date.

The stock ownership guidelines provide that each covered executive should attain the required beneficial ownership of 3M stock within five years of their initial appointment to a position covered by the guidelines or a position change from one multiple level to another multiple level. The guidelines also provide that each covered executive whose required level of ownership increases as a result of a periodic recalculation will have three years from the recalculation date (or the balance of the five-year period since the date of their initial appointment or latest position change, if longer) to attain the required level of ownership. However, if a covered executive is not making adequate progress to meet the required level of ownership within the applicable time period, the guidelines provide that he or she will be required to hold and not sell a sufficient number of the after-tax 3M shares received upon the next payout of performance shares to be on track to satisfy the required ownership level.

For purposes of these guidelines, shares owned directly by a covered executive or by members of the covered executive’s immediate family, shares owned indirectly through a covered executive’s account in the Company’s 401(k) plan or another deferred compensation plan, unvested shares of restricted stock owned by a covered executive, and shares represented by unvested restricted stock units granted to a covered executive are all considered to be beneficially owned by the covered executive and are counted in determining attainment of the required ownership level.

For more information concerning the 3M stock ownership of the Named Executive Officers, see the section entitled “Security Ownership of Management” beginning on page 80 of this Proxy Statement.

PROHIBITION OF HEDGING AND PLEDGING

The Company’s stock trading policies prohibit the Company’s executive officers from (i) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s common stock, including prepaid variable forward contracts, equity swaps, collars and exchange funds; (ii) engaging in short sales related to the Company’s common stock; (iii) placing standing orders; (iv) maintaining margin accounts; and (v) pledging 3M securities as collateral for a loan. All transactions in 3M securities by directors and executive officers must be pre-cleared with the Deputy General Counsel.

POLICY ON REIMBURSEMENT OF INCENTIVE PAYMENTS (“CLAWBACK”)

The Company’s Board of Directors has adopted a policy requiring the reimbursement of excess incentive compensation payments made to an executive in the event that 3M is required to make a material restatement of its financial statements. This policy applies to all senior executives of the Company including all of the Named Executive Officers. This policy does not require any misconduct on the part of the covered executive whose excess incentive compensation payment is being reimbursed. As long as the Company is required to make a material restatement of its financial statements that causes an incentive compensation payout to be higher than it should have been, the Company may seek to

52  |  3M

recover the overpayment from all affected executives irrespective of whether their conduct contributed to the need for the restatement. The Company established this policy prior to the passage of the Dodd-Frank Act, which establishes new requirements for such policies. Upon issuance by the Securities and Exchange Commission of final implementing regulations for the Dodd-Frank Act’s requirements, the Company will make any changes to its existing policy as may be required to comply with those regulations.

ASSESSMENT OF RISK RELATED TO COMPENSATION PROGRAMS

Based on the Company’s recent assessment, the Company has determined that none of its compensation policies and practices are reasonably likely to have a material adverse effect on the Company. To conduct this assessment, the Company completed an inventory of its executive and non-executive compensation programs globally, with particular emphasis on incentive compensation plans or programs. Based on this inventory, the Company evaluated the primary components of its compensation plans and practices to identify whether those components, either alone or in combination, properly balanced compensation opportunities and risk. The Company believes that the Company’s overall cash versus equity pay mix, balance of shorter-term versus longer-term performance focus, balance of revenue versus profit focused performance measures, stock ownership guidelines, and “clawback” policy all work together to provide its employees and executives with incentives to deliver outstanding performance to build long-term stockholder value, while taking only necessary and prudent risks. In this regard, the Company’s strong ethics and its corporate compliance systems, which are overseen by the Audit Committee, further mitigate against excessive or inappropriate risk taking. The Compensation Committee, with assistance from its independent compensation consultant, George B. Paulin of Frederic W. Cook & Co., Inc., reviewed the Company’s risk assessment and a separate risk assessment that Mr. Paulin conducted for the Committee on the Company’s executive compensation policies and practices. Based on their consideration of these assessments, the Committee concurred with the Company’s determination that none of its compensation policies and practices is reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE REPORT

In accordance with the Securities and Exchange Commission’s disclosure requirements for executive compensation, the Compensation Committee of the Board of Directors of 3M Company (the “Committee”) has reviewed and discussed with 3M Management the Compensation Discussion and Analysis. Based on this review and these discussions with 3M Management, the Committee recommended to the Board of Directors that this Compensation Discussion and Analysis be included in the 2016 Proxy Statement of 3M Company and 3M Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Submitted by the Compensation Committee
Michael L. Eskew, Chair
Vance D. Coffman
Edward M. Liddy
Robert J. Ulrich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are named in the section titled “Compensation Committee” on page 26 of this Proxy Statement. No members of the Compensation Committee were officers or employees of 3M or any of its subsidiaries during the year, were formerly 3M officers, or had any relationship otherwise requiring disclosure.

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EXECUTIVE COMPENSATION TABLES

2015 SUMMARY COMPENSATION TABLE

The following table shows the compensation earned or received during 2015, 2014, and 2013 by each of 3M’s Named Executive Officers (as determined pursuant to the Securities and Exchange Commission’s disclosure requirements for executive compensation in Item 402 of Regulation S-K).

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	STOCK AWARDS ($)(1)	OPTION AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(4)	ALL OTHER COMPENSATION ($)(5)	TOTAL ($)
Inge G. Thulin Chairman of the Board, President and Chief Executive Officer	2015	1,448,153	5,500,071	5,497,855	2,330,134	3,941,164	723,685	19,441,062
	2014	1,392,560	4,750,085	4,053,263	3,500,000	5,806,064	613,617	20,115,589
	2013	1,339,000	4,160,025	3,046,438	2,441,842	4,955,735	425,668	16,368,708
Nicholas C. Gangestad(6) Senior Vice President and Chief Financial Officer	2015	601,743	1,475,154	1,474,443	571,980	939,858	61,885	5,125,063
	2014	449,493	2,207,637	188,579	476,102	755,436	41,561	4,118,808
Michael A. Kelly(6)(7) Former Executive Vice President, Electronics and Energy Business Group	2015	653,149	1,433,075	1,432,495	489,228	2,089,923	130,017	6,227,887
Michael G. Vale(6) Executive Vice President, Consumer Business Group	2015	579,780	1,194,309	1,193,802	531,622	519,134	73,086	4,091,733
	2014	559,971	2,833,107	620,450	525,978	701,854	67,001	5,308,361
Joaquin Delgado(6) Executive Vice President, Health Care Business Group	2015	575,556	1,162,750	1,162,281	504,873	554,499	113,002	4,072,961

(1) The amounts in the Stock Awards column reflect the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, excluding the effect of estimated forfeitures. Assumptions made in the calculation of these amounts are included in Note 15 to the Company’s audited financial statements for the fiscal year ended December 31, 2015, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 11, 2016. The amounts included in this column for the performance share awards made during 2015 are calculated based on the probable satisfaction of the performance conditions for such awards. If the highest level of performance is achieved for these performance share awards, the maximum value of these awards at the grant date would be as follows: Mr. Thulin — $11,000,142; Mr. Gangestad — $2,950,308; Mr. Kelly — $2,866,150; Mr. Vale — $2,388,618; and Mr. Delgado — $2,325,500.

(2) The amounts in the Option Awards column reflect the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, excluding the effect of estimated forfeitures. Assumptions made in the calculation of these amounts are included in Note 15 to the Company’s audited financial statements for the fiscal year ended December 31, 2015, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 11, 2016.

(3) The amounts in the Non-Equity Incentive Plan Compensation column reflect the annual incentive compensation earned by each individual during 2015 under the Company’s Executive Annual Incentive Plan.

(4) The amounts in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflect the actuarial increase in the present value of each individual’s pension benefits under all defined benefit pension plans of the Company, determined using the same interest rate and mortality assumptions as those used for financial statement reporting purposes. See Note 11 to the Company’s audited financial statements for the fiscal year ended December 31, 2015, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 11, 2016. There were no above-market earnings on deferred compensation under the Company’s nonqualified deferred compensation programs.

(5) See the All Other Compensation table below for details.

(6) No amounts are reported for Mr. Gangestad or Mr. Vale for the year 2013, or for Mr. Kelly or Mr. Delgado for the years 2013 and 2014, since they were not Named Executive Officers of the Company for those years.

(7) Mr. Kelly retired from the Company effective January 1, 2016.

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2015 ALL OTHER COMPENSATION TABLE

NAME	401(K) COMPANY CONTRIBUTIONS ($)(1)	VIP EXCESS COMPANY CONTRIBUTIONS ($)(2)	EXECUTIVE LIFE INSURANCE ($)(3)	FINANCIAL PLANNING ($)(4)	PERSONAL AIRCRAFT USE ($)(5)	SECURITY SYSTEMS/ SERVICES ($)(6)	PERSONAL AUTO USE ($)(7)	OTHER ($)	TOTAL ($)
Inge G. Thulin	9,360	168,773	286,115	13,290	221,176	6,874	18,097		723,685
Nicholas C. Gangestad	10,246	28,557	11,262	11,820					61,885
Michael A. Kelly	9,360	41,612	65,672	13,290				83	130,017
Michael G. Vale	10,686	39,073	10,037	13,290					73,086
Joaquin Delgado	8,565	31,813	59,334	13,290					113,002

(1) The amounts shown reflect 3M matching and additional automatic contributions under the tax-qualified 3M Voluntary Investment Plan and Employee Stock Ownership Plan. All eligible employees under this plan may receive 3M matching contributions on their pre-tax or Roth 401(k) contributions to the plan on up to six percent (five percent beginning in 2016) of their eligible pay. Eligible employees hired on or after January 1, 2009, also receive additional automatic 3M retirement income contributions equal to three percent of their eligible pay.

(2) The amounts shown reflect 3M matching contributions under the VIP Excess Plan, a nonqualified defined contribution plan. Eligibility for this plan and its matching contributions is limited to employees whose compensation exceeds a limit established by Federal income tax laws for tax-qualified defined contribution plans. The plan permits eligible employees to save additional amounts from their current cash compensation beyond the contribution limits established by Federal tax laws, and to receive Company matching contributions similar to the matching contributions provided under the tax-qualified 3M Voluntary Investment Plan and Employee Stock Ownership Plan.

(3) The amounts shown reflect the amount of premiums paid by the Company on behalf of each individual with respect to their respective universal life or term life insurance policies obtained for them under the Executive Life Insurance Plan.

(4) These amounts reflect fees for personal financial planning and tax return preparation services paid by the Company on behalf of each individual.

(5) This amount reflects the aggregate incremental cost to the Company for Mr. Thulin’s personal use of corporate aircraft during 2015. This aggregate incremental cost was calculated by combining the variable operating costs of such travel, including the cost of fuel, landing fees, parking fees, trip preparation fees, enroute communication charges, enroute navigation charges, on-board catering, and crew travel expenses. The Compensation Committee requires Mr. Thulin to use the corporate aircraft for all business and personal travel.

(6) This amount reflects the expenses incurred by 3M during 2015 for home security equipment and monitoring services at the personal residence of Mr. Thulin.

(7) This amount reflects the aggregate incremental cost to the Company for Mr. Thulin’s personal use of a Company-provided automobile and local ground transportation. These costs include lease payments for the vehicle, fuel, insurance premiums, repairs, and maintenance.

GRANTS OF PLAN-BASED AWARDS

The following table reflects the various equity and non-equity plan awards granted to the Named Executive Officers during 2015. With the exception of the annual incentive compensation earned by such Named Executive Officers under the Executive Annual Incentive Plan, all of the awards referred to in this table were granted under the 2008 Long-Term Incentive Plan.

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2015 GRANTS OF PLAN-BASED AWARDS TABLE

NAME	TYPE OF GRANT(1)	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(2)		ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(3)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)(4)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)(5)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(6)
			TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Inge G.	15PS	03/02/2015			6,901	34,507	69,014				5,500,071
Thulin	Option	02/03/2015							229,364	165.94	5,497,855
	AIP	n/a	2,228,621	12,082,500
Nicholas C.	15PS	03/02/2015			1,851	9,255	18,510				1,475,154
Gangestad	Option	02/03/2015							61,512	165.94	1,474,443
	AIP	n/a	601,768	12,082,500
Michael A.	15PS	03/02/2015			1,798	8,991	17,982				1,433,075
Kelly	Option	02/03/2015							59,762	165.94	1,432,495
	AIP	n/a	547,848	12,082,500
Michael G.	15PS	03/02/2015			1,499	7,493	14,986				1,194,309
Vale	Option	02/03/2015							49,804	165.94	1,193,802
	AIP	n/a	492,905	12,082,500
Joaquin	15PS	03/02/2015			1,459	7,295	14,590				1,162,750
Delgado	Option	02/03/2015							48,489	165.94	1,162,281
	AIP	n/a	489,313	12,082,500

(1) Abbreviations for the Type of Grant: 15PS = 2015 performance shares; Option = stock options; AIP = annual incentive.

(2) The amounts shown as the Estimated Future Payouts Under Non-Equity Incentive Plan Awards reflect the target and maximum amounts that may be earned by each individual during 2015 under the Executive Annual Incentive Plan. This plan establishes a maximum amount of annual incentive compensation that may be earned by each covered executive during a plan year (established for purposes of complying with Section 162(m) of the Internal Revenue Code), which for each of the Named Executive Officers was one-quarter of one percent of the Company’s Adjusted Net Income for 2015, and then permits the Compensation Committee to pay each covered executive less than this maximum amount based on such factors as it deems relevant. Since the Executive Annual Incentive Plan was first adopted in 2007, the Compensation Committee has rarely used this discretion to pay a covered executive (other than our Chief Executive Officer) anything other than the same amount such executive would have received had he or she been participating in the Company’s broad-based Annual Incentive Plan (see “Elements of the Compensation Program — Annual Incentive” in the Compensation Discussion and Analysis of this Proxy Statement).

(3) The amounts shown as the Estimated Future Payouts Under Equity Incentive Plan Awards with respect to 2015 performance shares reflect the threshold, target, and maximum number of shares of 3M common stock that may be earned by each individual as a result of the 2015 performance shares granted to each individual during 2015 under the 2008 Long-Term Incentive Plan. The actual number of shares of 3M common stock to be delivered as a result of these performance shares will be determined by the performance of the Company during the three-year performance period of 2015, 2016, and 2017, as measured against four performance criteria selected by the Compensation Committee (Organic Volume Growth, Return on Invested Capital, Earnings Per Share Growth and Free Cash Flow Conversion). For more information on these performance criteria and the formulas for determining the number of shares of 3M common stock payable as a result of these performance shares, please refer to the “Long-Term Incentives — 2015 Annual Grants” portion of the Compensation Discussion and Analysis of this Proxy Statement.

(4) The amounts shown as the All Other Option Awards reflect the number of shares of 3M common stock subject to nonqualified stock options granted to each individual during 2015 under the 2008 Long-Term Incentive Plan. The options granted on February 3, 2015, were part of the Company’s annual grant of stock options to the approximately 6,000 employees participating in the plan, and they vest in installments of one-third on each of the first three anniversaries of the grant date.

(5) The exercise price for all stock options granted under the Company’s 2008 Long-Term Incentive Plan is set at the closing price at which 3M common stock traded on the New York Stock Exchange on the option grant date.

(6) The amounts in the Grant Date Fair Value of Stock and Option Awards column were determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, excluding the effect of estimated forfeitures, and, in the case of performance share awards, are based upon the probable outcome of the applicable performance conditions. Assumptions made in the calculation of these amounts are included in Note 15 to the Company’s audited financial statements for the fiscal year ended December 31, 2015, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 11, 2016.

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2015 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Inge G. Thulin							77,300(6)	11,644,472
							34,507(7)	5,198,134
	45,758	0	84.78	05/08/2017
	50,792	0	77.18	05/13/2018
	59,584	0	54.11	02/08/2019
	50,166	0	78.72	02/07/2020
	43,560	0	89.47	02/08/2021
	204,804	0	87.89	02/07/2022
	136,633	68,317(1)	101.49	02/03/2023
	68,722	137,446(2)	126.72	02/02/2024
	0	229,364(3)	165.94	02/03/2025
Nicholas C.							13,232(6)	1,993,268
Gangestad							4,124(6)	621,239
							9,255(7)	1,394,173
	2,612	0	84.78	05/08/2017
	2,888	0	77.18	05/13/2018
	4,004	0	54.11	02/08/2019
	3,362	0	78.72	02/07/2020
	3,092	0	89.47	02/08/2021
	6,219	0	87.89	02/07/2022
	4,336	2,169(1)	101.49	02/03/2023
	3,197	6,395(2)	126.72	02/02/2024
	0	61,512(3)	165.94	02/03/2025
Michael A. Kelly							13,556(6)	2,042,076
							8,991(7)	1,354,404
	37,628	0	77.18	05/13/2018
	44,800	0	54.11	02/08/2019
	51,102	0	78.72	02/07/2020
	40,793	0	89.47	02/08/2021
	33,345	0	87.89	02/07/2022
	32,863	16,432(1)	101.49	02/03/2023
	10,809	21,619(2)	126.72	02/02/2024
	0	59,762(3)	165.94	02/03/2025

2016 Proxy Statement  |  57

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Michael G. Vale								13,556	(6)	2,042,076
								7,493	(7)	1,128,746
	2,156	0	84.78	05/08/2017
	8,440	0	77.18	05/13/2018
	8,444	0	54.11	02/08/2019
	8,906	0	78.72	02/07/2020
	7,812	0	89.47	02/08/2021
	30,875	0	87.89	02/07/2022
	29,136	14,569(1)	101.49	02/03/2023
	10,519	21,040(2)	126.72	02/02/2024
	0	49,804(3)	165.94	02/03/2025
					12,646	(4)	1,904,993
Joaquin Delgado								13,556	(6)	2,042,076
								7,295	(7)	1,098,919
	7,736	0	84.78	05/08/2017
	8,440	0	77.18	05/13/2018
	10,260	0	54.11	02/08/2019
	47,390	0	78.72	02/07/2020
	43,106	0	89.47	02/08/2021
	36,126	0	87.89	02/07/2022
	23,659	11,831(1)	101.49	02/03/2023
	10,809	21,619(2)	126.72	02/02/2024
	0	48,489(3)	165.94	02/03/2025
					24,507	(5)	3,691,734

FOOTNOTES TO 2015 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

(1) These stock options vested in full on February 5, 2016.

(2) These stock options vested or will vest in installments of one-half on February 4, 2016, and February 4, 2017.

(3) These stock options vested or will vest in installments of one-third on each of February 3, 2016, February 3, 2017, and February 3, 2018.

(4) These restricted stock units will vest in full on December 1, 2019, assuming continued employment.

(5) These restricted stock units will vest in full on September 1, 2016, assuming continued employment.

(6) The shares of 3M common stock to be delivered as a result of the Company’s performance over the three-year performance period ending December 31, 2016, will not vest until December 31, 2016. Under the terms of the 2008 Long-Term Incentive Plan, these shares of 3M common stock will be delivered no later than March 15, 2017. In accordance with the Securities and Exchange Commission’s regulations, the number of shares and payout value for the performance shares granted in 2014 reflect the maximum payout under the formula for this grant since the Company’s performance during the first two years of the three-year performance period has exceeded the target levels for this grant.

(7) The shares of 3M common stock to be delivered as a result of the Company’s performance over the three-year performance period ending December 31, 2017, will not vest until December 31, 2017. Under the terms of the 2008 Long-Term Incentive Plan, these shares of 3M common stock will be delivered no later than March 15, 2018. In accordance with the Securities and Exchange Commission’s regulations, the number of shares and payout value for the performance shares granted in 2015 reflect the target payout under the formula for this grant since the Company’s performance during the first year of the three-year performance period has exceeded the threshold levels for this grant.

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2015 OPTION EXERCISES AND STOCK VESTED TABLE

	OPTION EXERCISES AND STOCK VESTED
	OPTION AWARDS			STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)		VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)		VALUE REALIZED ON VESTING ($)
Inge G. Thulin	52,000	(1)	3,562,036	50,163	(5)	7,556,573
Nicholas C. Gangestad	0		0	8,234	(6)	1,240,321
Michael A. Kelly	49,893	(2)	3,964,190	22,299	(7)	3,210,318
Michael G. Vale	5,013	(3)	396,174	13,132	(8)	1,940,689
Joaquin Delgado	11,370	(4)	806,595	10,045	(9)	1,513,139

FOOTNOTES TO 2015 OPTION EXERCISES AND STOCK VESTED TABLE

(1) The stock options exercised by Mr. Thulin were granted on May 9, 2006, and had an exercise price of $87.35 per share.

(2) The stock options exercised by Mr. Kelly were granted on May 9, 2006, and May 8, 2007, and had exercise prices between $84.78 and $87.35 per share.

(3) The stock options exercised by Mr. Vale were granted on May 9, 2006, and had an exercise price of $87.35 per share.

(4) The stock options exercised by Mr. Delgado were granted on May 9, 2006, and had an exercise price of $87.35 per share.

(5) Reflects the number of shares earned by Mr. Thulin upon the vesting of performance shares granted to him under the 2008 Long-Term Incentive Plan. All 50,163 of these shares were attributable to his 2013 performance shares for which the three-year performance period was completed on December 31, 2015. Mr. Thulin previously elected to defer receipt of all of these shares until following his termination of employment.

(6) Reflects the number of shares earned by Mr. Gangestad upon the vesting of performance shares granted to him under the 2008 Long-Term Incentive Plan. All 8,234 of these shares were attributable to his 2013 performance shares for which the three-year performance period was completed on December 31, 2015. Mr. Gangestad previously elected to defer receipt of all of these shares until following his termination of employment.

(7) These shares were acquired by Mr. Kelly upon the vesting of restricted stock units and performance shares granted to him under the 2008 Long-Term Incentive Plan. Of this total number of shares, 12,254 were attributable to restricted stock units granted on September 1, 2011, and 10,045 were attributable to his 2013 performance shares for which the three-year performance period was completed on December 31, 2015.

(8) These shares were acquired by Mr. Vale upon the vesting of restricted stock units and performance shares granted to him under the 2008 Long-Term Incentive Plan. Of this total number of shares, 3,087 were attributable to restricted stock units granted on September 1, 2010, and 10,045 were attributable to his 2013 performance shares for which the three-year performance period was completed on December 31, 2015.

(9) These shares were acquired by Mr. Delgado upon the vesting of performance shares granted to him under the 2008 Long-Term Incentive Plan. All 10,045 of these shares were attributable to his 2013 performance shares for which the three-year performance period was completed on December 31, 2015.

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PENSION BENEFITS

The following table shows the present value of the accumulated benefits payable to each of the Named Executive Officers, as well as the number of years of service credited to each individual, under each of the Company’s defined benefit pension plans determined using the same interest rate and mortality assumptions as those used for financial statement reporting purposes. See Note 11 to the Company’s audited financial statements for the fiscal year ended December 31, 2015, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 11, 2016.

2015 PENSION BENEFITS TABLE

NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFITS ($)	PAYMENTS DURING LAST FISCAL YEAR ($)
Inge G. Thulin	Employee Retirement Income Plan	36	1,807,299*	0
	Nonqualified Pension Plan	36	23,095,572	0
Nicholas C. Gangestad	Employee Retirement Income Plan	30	982,261	0
	Nonqualified Pension Plan	30	1,804,834	0
Michael A. Kelly	Employee Retirement Income Plan	34	1,752,445	0
	Nonqualified Pension Plan	34	6,800,887	0
Michael G. Vale	Employee Retirement Income Plan	23	673,559	0
	Nonqualified Pension Plan	23	1,836,545	0
Joaquin Delgado	Employee Retirement Income Plan	28	1,126,886	0
	Nonqualified Pension Plan	28	3,355,840	0

* A portion of Mr. Thulin’s benefits will actually be paid by a pension plan maintained by the Company’s subsidiary in Sweden (based on the years he was employed in Sweden before transferring to the United States), and the amount paid by this plan in Sweden will reduce the amount paid by the Employee Retirement Income Plan.

The Employee Retirement Income Plan (“ERIP”) is a tax-qualified defined benefit pension plan maintained by 3M for its eligible employees in the United States. Effective January 1, 2001, the Company amended the ERIP to include a pension equity formula for (1) employees hired or rehired on or after January 1, 2001, and (2) employees who voluntarily elected the pension equity formula during the one-time choice election period in 2001. The ERIP was closed to new participants effective January 1, 2009, meaning that employees hired or rehired on or after January 1, 2009, do not participate in the plan. Of the Named Executive Officers, Mr. Thulin, Mr. Gangestad, Mr. Kelly, and Mr. Delgado participate under the non-pension equity formula of the ERIP (the Portfolio I Plan), while Mr. Vale participates under the pension equity formula of the ERIP (the Portfolio II Plan). Retirement benefits under the ERIP are based on an employee’s years of service and average annual earnings during the employee’s four highest-paid consecutive years of service. As applied to the Named Executive Officers, earnings for purposes of the ERIP include base salary and target annual incentive compensation. All benefits earned under the ERIP by the Named Executive Officers will be payable in the form of life annuities, unless an individual elects at the time their employment ends to receive the entire amount of his or her earned pension benefits in the form of a single lump-sum cash payment.

Under the Portfolio I Plan, employees earn annual benefits payable at retirement generally equal to 1.15 percent of their high-four average annual earnings multiplied by their years of service plus 0.35 percent of their high-four average annual earnings in excess of a Social Security breakpoint multiplied by their years of service (up to a maximum of 35 years). The Social Security breakpoint is an average of the Social Security taxable wage bases for each of the 35 years ending with the year each employee qualifies for receiving unreduced Social Security retirement benefits. Under the Portfolio I Plan, an employee may retire with an unreduced pension at age 60 (61 or 62 for employees born after 1942 and 1959, respectively). If the employee’s age and service at the time of retirement total at least 90 (91 or 92 for employees born after 1942 and 1959, respectively) the employee also would receive a Social Security bridge payment until age 62. Mr. Thulin is eligible to retire with unreduced early retirement benefits. Mr. Kelly retired from the Company effective as of January 1, 2016, and elected to receive reduced early retirement benefits, with the reduction being equal to 5 percent of the pension otherwise payable for each year that he retired prior to age 61. Mr. Delgado is eligible to retire with reduced early retirement benefits, with the reduction being equal to 5 percent of the pension otherwise payable for each year that he retires prior to age 62.

Under the Portfolio II Plan, employees earn pension credits (from 3 percent to 12 percent) for each year of employment based on their age and accumulated years of service under the plan. Once their employment ends, these accumulated pension credits are multiplied by their high-four average annual earnings and added to an amount determined by multiplying one-half of these accumulated pension credits by their high-four average annual earnings in excess of a Social Security integration level (70 percent of the Social Security taxable wage base in the year employment ends).

60  |  3M

The sum of these two amounts is then converted into an annuity payable over the lifetime of the employee using fixed conversion factors. The Portfolio II Plan does not provide any subsidies for early retirement.

As a tax-qualified plan, the ERIP is subject to a variety of limits that apply to both the amount of any employee’s earnings that may be considered when determining the benefits earned under the plan as well as the maximum amount of benefits that any employee may earn. The Nonqualified Pension Plan is designed to provide additional benefits to employees, including the Named Executive Officers, affected by these limits. The amount of benefits earned under this Nonqualified Pension Plan generally equals the amount of benefits an employee was not able to earn under the ERIP as a result of the limits imposed by Federal tax laws. The benefits earned under this Nonqualified Pension Plan are generally paid in the form of a single lump-sum cash payment following the termination of their employment (subject to any applicable delay under Federal tax laws). Current employees were given a onetime opportunity during 2008 to elect to receive their benefits earned under this Nonqualified Pension Plan in the form of a life annuity following their retirement, and none of the Named Executive Officers elected to receive their benefits in the form of a life annuity.

NONQUALIFIED DEFERRED COMPENSATION

The following table reflects the participation during 2015 by the Named Executive Officers in three nonqualified deferred compensation plans offered by the Company. The Deferred Compensation Excess Plan allows eligible employees to defer for a number of years or until retirement from the Company the receipt of base salary and the portion of their annual incentive compensation paid in cash. The Performance Awards Deferred Compensation Plan allows eligible employees to defer for a number of years or until retirement from the Company the payout of their performance share or performance unit awards under the 2008 Long-Term Incentive Plan. The VIP Excess Plan allows eligible employees to defer until retirement from the Company the receipt of base salary and the portion of their annual incentive compensation paid in cash. All three plans generally allow the eligible employees to elect to receive payment of their account balances in the form of either a single lump sum payment or in up to ten annual installments. With the exception of deferrals of performance shares under the Performance Awards Deferred Compensation Plan, earnings are credited to the amounts deferred under all three plans based on the returns paid on the investment funds available to participants in 3M’s qualified 401(k) plan or a fixed rate of return based on corporate bond yields (as selected by each participant). Earnings are credited to the deferrals of performance shares under the Performance Awards Deferred Compensation Plan based on the return on shares of 3M common stock, including reinvested dividends.

2015 NONQUALIFIED DEFERRED COMPENSATION TABLE

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FY ($)(2)	AGGREGATE EARNINGS IN LAST FY ($)(3)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE ($)(4)
Inge G. Thulin
VIP Excess Plan	281,289	168,773	43,937	0	1,627,007
Deferred Compensation Excess Plan	350,000	0	8,693	0	358,693
Performance Awards Deferred	6,533,346	0	(483,756)	0	6,049,591
Compensation Plan
Nicholas C. Gangestad
VIP Excess Plan	57,949	28,557	(2,209)	0	170,586
Deferred Compensation Excess Plan	0	0	0	0	0
Performance Awards Deferred	529,830	0	(39,231)	0	490,599
Compensation Plan
Michael A. Kelly
VIP Excess Plan	69,353	41,612	20,820	0	935,141
Deferred Compensation Excess Plan	638,697	0	28,273	0	1,284,530
Performance Awards Deferred	0	0	(127,463)	0	2,029,706
Compensation Plan
Michael G. Vale
VIP Excess Plan	93,076	39,073	(1,046)	0	540,646
Deferred Compensation Excess Plan	0	0	419	0	18,590
Performance Awards Deferred	0	0	0	0	0
Compensation Plan
Joaquin Delgado
VIP Excess Plan	94,661	31,813	(4,548)	0	636,626
Deferred Compensation Excess Plan	0	0	0	0	0
Performance Awards Deferred	0	0	0	0	0
Compensation Plan

2016 Proxy Statement  |  61

FOOTNOTES TO 2015 NONQUALIFIED DEFERRED COMPENSATION TABLE

(1) With the exception of the amounts contributed by Mr. Kelly and Mr. Delgado from the payout of their annual incentive compensation earned during 2014, all amounts contributed by these individuals during 2015 have been included in the Summary Compensation Table as Salary or Non-Equity Incentive Plan Compensation earned in 2014 or 2015. Since Mr. Vale was not a named executive officer for 2014, the Summary Compensation Table does not reflect any of his 2014 annual incentive compensation from which this contribution was made during 2015.

(2) All amounts contributed by the Company on behalf of these individuals during 2015 are included in the “All Other Compensation” column of the Summary Compensation Table.

(3) None of these amounts is included in the Summary Compensation Table as compensation earned in 2015, since none of the Company’s nonqualified deferred compensation plans provide above-market or preferential earnings.

(4) Includes the following amounts that were reported as compensation in the Summary Compensation Table for prior years; Mr. Thulin — $4,404,254; Mr. Gangestad — $303,730; Mr. Kelly — $1,644,661; Mr. Vale — $80,512; and Mr. Delgado — $70,216.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As reflected in the Compensation Discussion and Analysis portion of this Proxy Statement, 3M has no employment agreements with any of the Named Executive Officers nor does it have any severance or change in control plans or arrangements that would provide severance benefits to any of the Named Executive Officers in the event of the termination of their employment or a change in control of the Company. We also do not have any agreements that would provide automatic “single-trigger” accelerated vesting of equity compensation or excise tax gross-up payments to any of our Named Executive Officers in the event of a change in control of the Company. However, certain of the Company’s executive compensation and benefit plans provide all participants (including the Named Executive Officers) with certain rights or the right to receive payments in the event of the termination of their employment or upon a change in control of the Company. The terms applicable to these potential rights or payments in various situations are described below. Payments or benefits under other plans and arrangements that are generally provided on a non-discriminatory basis to all similarly situated employees of the Company upon the termination of their employment are not described, including (a) accrued base salary; (b) annual incentive earned with respect to completed performance periods; (c) retiree welfare benefits provided to substantially all of the Company’s U.S. employees, including retiree medical benefits; (d) distribution of vested account balances under the Company’s qualified 401(k) plan; (e) accrued pension benefits under the Company’s defined benefit pension plans payable following an employee’s retirement or other termination of employment (the amounts of these benefits earned by the Named Executive Officers are reported in the 2015 Pension Benefits Table); (f) life insurance benefits generally available to all salaried employees; and (g) distribution of account balances under the Company’s nonqualified deferred compensation plans (the amount of these account balances of the Named Executive Officers are reported in the 2015 Nonqualified Deferred Compensation Table).

RIGHTS AND PAYMENTS UPON RETIREMENT

Following retirement (as described below), the Named Executive Officers are entitled to receive:

●

continued vesting of stock options previously granted under the Company’s stock plans, and the opportunity to exercise vested stock options previously granted under such plans during the remainder of the original term (up to 10 years) of such options;

●

for those Named Executive Officers whose initial appointment to a 3M executive position occurred prior to January 1, 2006, payment for all previously granted performance shares upon completion of the respective three-year performance period (prorated to reflect the portion of the year worked only with respect to the performance shares granted in the year of retirement); and

●

for those Named Executive Officers whose initial appointment to a 3M executive position occurred on or after January 1, 2006, payment for all previously granted performance shares upon completion of the respective three-year performance period (prorated to reflect the portion of the three-year performance period that occurred prior to the date of the Named Executive Officer’s retirement).

For this purpose, the term “Retirement” means a termination of employment with the Company after attaining age 55 with at least five years of service (age 55 with at least 10 years of service for awards granted on or after January 1, 2016).

RIGHTS AND PAYMENTS UPON TERMINATION DUE TO DISABILITY

In the event of the termination of their employment due to disability, the Named Executive Officers are entitled to receive:

●

continued vesting of stock options previously granted under the Company’s stock plans, and the opportunity to exercise vested stock options previously granted under such plans during the remainder of the original term (up to 10 years) of such options;

●	immediate vesting of all restricted stock units previously granted under the Company’s stock plans; and
●	payment for all previously granted performance shares upon completion of the respective three-year performance period.

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RIGHTS AND PAYMENTS UPON TERMINATION DUE TO DEATH

In the event of the termination of their employment due to death, the Named Executive Officers are entitled to receive:

●

immediate vesting of all unvested stock options and restricted stock units previously granted under the Company’s stock plans, and the opportunity for the Named Executive Officer’s estate or beneficiaries to exercise all vested stock options within the two years following the date of death (but not beyond the original expiration date of any such stock option);

●

payment to the Named Executive Officer’s estate or beneficiaries no later than March 15 of the year following the year in which the Named Executive Officer died for all previously granted performance shares (in the same amount as paid for the performance shares granted to other Named Executive Officers if the date of death occurs after the end of the three-year performance period for such shares, and at the lesser of the target value or such other amount as determined by the Committee in its discretion if the date of death occurs before the end of the three-year performance period for such shares); and

●

payment to the Named Executive Officer’s beneficiaries of the proceeds from the life insurance policies provided for such Named Executive Officer pursuant to the Company’s Executive Life Insurance Plan.

RIGHTS AND PAYMENTS UPON TERMINATION FOR ANY OTHER REASON

In the event of the termination of their employment for any reason other than retirement, death, or disability:

●

the Named Executive Officers will have the opportunity to exercise vested stock options granted under the Company’s stock plans within the first 90 days following the termination date (but not beyond the original expiration date of any such stock option), at which time any remaining vested stock options are forfeited; and

●	all unvested stock options, restricted stock units, and performance shares granted to the Named Executive Officers are forfeited immediately.

RIGHTS AND PAYMENTS UPON A CHANGE IN CONTROL

In the event of the termination of a Named Executive Officer’s employment without Cause or if the Named Executive Officer resigns for Good Reason within 18 months following a “change in control event” of the Company (as defined for purposes of Section 409A of the Internal Revenue Code), all of such Named Executive Officer’s outstanding unvested stock options and restricted stock units granted under the Company’s stock plans will be immediately vested and all of such Named Executive Officer’s outstanding performance shares will be prorated and settled in accordance with the terms of the plan.

For purposes of these awards, “Cause” means a material violation of any policy of the Company, or embezzlement or theft of property belonging to the Company, and “Good Reason” means (i) a material diminution in the Named Executive Officer’s position, authority, duties, or responsibilities as in effect immediately prior to the change in control; (ii) a material diminution in the Named Executive Officer’s base salary or annual planned cash compensation; or (iii) a material change in the geographic location at which the Named Executive Officer is required to perform services for the Company.

The amounts payable to or on behalf of each of the Named Executive Officers in each of the above situations (other than amounts relating to payments or benefits generally provided on a non-discriminatory basis to all similarly situated employees) is reflected in the following table, assuming that each individual’s employment had terminated and/or a change in control of the Company had occurred on December 31, 2015. As of December 31, 2015, Mr. Thulin, Mr. Kelly, and Mr. Delgado were eligible to retire (as that term is defined for purposes of 3M’s stock plans). Mr. Kelly retired from the Company effective January 1, 2016.

2016 Proxy Statement  |  63

2015 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

NAME	TRIGGERING EVENT	OUTSTANDING PERFORMANCE SHARE AWARDS ($)(1)	UNVESTED RSUS ($)(2)	UNVESTED OPTIONS ($)(3)	LIFE INSURANCE PROCEEDS ($)(4)	TOTAL ($)
Inge G. Thulin	Retirement	0	0	0	0	0
	Death	11,020,370	0	6,645,489	10,391,214	28,057,073
	Termination due to disability	0	0	0	0	0
	Termination for other reason	0	0	0	0	0
	Resignation for Good Reason/	6,223,070	0	6,645,489	0	12,868,559
	Non-Cause Termination within 18 months
	following Change in Control
Nicholas C. Gangestad	Retirement	0	0	0	0	0
	Death	2,701,427	0	259,575	2,509,309	5,470,311
	Termination due to disability	0	0	0	0	0
	Termination for other reason	0	0	0	0	0
	Resignation for Good Reason/	1,450,533	0	259,575	0	1,710,108
	Non-Cause Termination within 18 months
	following Change in Control
Michael A. Kelly	Retirement	0	0	0	0	0
Michael G. Vale	Retirement	0	0	0	0	0
	Death	2,149,783	1,904,993	1,219,343	2,166,214	7,440,333
	Termination due to disability	0	1,904,993	0	0	1,904,993
	Termination for other reason	0	0	0	0	0
	Resignation for Good Reason/	1,142,291	1,904,993	1,219,343	0	4,266,627
	Non-Cause Termination within 18 months
	following Change in Control
Joaquin Delgado	Retirement	0	0	0	0	0
	Death	2,119,957	3,691,734	1,098,620	2,071,501	8,981,812
	Termination due to disability	0	3,691,734	0	0	3,691,734
	Termination for other reason	0	0	0	0	0
	Resignation for Good Reason/	1,135,291	3,691,734	1,098,620	0	5,925,645
	Non-Cause Termination within 18 months
	following Change in Control

FOOTNOTES TO 2015 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

(1) The amounts in this column reflect the value of performance share awards under the 2008 Long-Term Incentive Plan for which the three-year performance period has not been completed (adjusted to reflect the closing market price of 3M common stock on December 31, 2015), and which would be paid upon the occurrence of the respective triggering events in accordance with the provisions of the plan.

(2) The amounts in this column reflect the value of unvested 3M restricted stock units that would vest upon the occurrence of the respective triggering events in accordance with the provisions of the 2008 Long-Term Incentive Plan. Share values are based on the closing price of a share of 3M common stock on the NYSE for December 31, 2015 ($150.64).

(3) The amounts in this column reflect the spread value on December 31, 2015, of unvested, in-the-money 3M stock options that will vest upon the occurrence of the respective triggering events in accordance with the provisions of the 2008 Long-Term Incentive Plan. Spread values are based on the closing price of a share of 3M common stock on the NYSE for December 31, 2015 ($150.64)

(4) The amounts in this column reflect the life insurance proceeds that would be payable to each individual’s beneficiary or beneficiaries pursuant to the universal life or term life insurance policies obtained for them under the Executive Life Insurance Plan.

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APPROVAL OF THE 2016
LONG-TERM INCENTIVE PLAN

PROPOSAL NO. 4: APPROVAL OF THE 2016 LONG-TERM INCENTIVE PLAN

3M’s Board of Directors (the “Board”) is seeking stockholder approval of the 3M Company 2016 Long-Term Incentive Plan (the “2016 Plan”). The 2016 Plan will become effective on the day of the Annual Meeting, assuming approval of this proposal by 3M’s stockholders.

The Board has adopted, subject to stockholder approval, the 2016 Plan for 3M’s employees and directors. The Board is seeking approval of the 2016 Plan as the successor to the 3M 2008 Long-Term Incentive Plan, the 3M 2005 Management Stock Ownership Program and the other prior equity incentive plans of 3M or its predecessor (collectively, the “Prior Plans”). If the 2016 Plan is approved by the stockholders, the Board will not grant any future awards under the Prior Plans, however, the terms and conditions of the Prior Plans will continue to govern any outstanding awards thereunder. If the stockholders do not approve the 2016 Plan, the 2016 Plan will not become effective.

The following description of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, which is attached hereto as Appendix B.

WHY STOCKHOLDERS SHOULD VOTE TO APPROVE THE 2016 PLAN

EQUITY INCENTIVE AWARDS ARE AN IMPORTANT PART OF 3M’S COMPENSATION PHILOSOPHY

3M believes that the adoption of the 2016 Plan is essential to its success. Equity awards are intended to motivate high levels of performance, align the interests of 3M’s employees and directors with those of its stockholders by giving employees and directors the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to the success of the Company. The Board and Company management believe that equity awards are necessary to remain competitive in the industry and are essential to recruiting and retaining the highly qualified individuals who help the Company meet its goals.

OUR EXISTING EQUITY PLANS WILL NO LONGER HAVE SHARES AVAILABLE FOR GRANT

Under the Company’s current forecasts, 3M’s existing equity plans will run out of shares available for grant within the next 12 months, and the Company will not be able to continue to issue equity to its employees and directors unless its stockholders approve the 2016 Plan. This assumes 3M continues to grant awards consistent with its historical usage and current practices, as reflected in its historical burn rate discussed below, and noting that future circumstances may require the Company to change its current equity grant practices. While 3M could increase cash compensation if it is unable to grant equity incentives, 3M anticipates that it will have difficulty attracting, retaining and motivating its employees and directors if it is unable to make equity grants to them.

OUTSTANDING AWARDS UNDER PRIOR PLANS AND DETERMINATION OF SHARE RESERVE FOR THE 2016 PLAN

The table below presents information about the number of shares that were subject to various outstanding equity awards under the Prior Plans and the shares remaining available for issuance under the Prior Plans, each at March 2, 2016.

	NUMBER OF SHARES*	AS A % OF SHARES OUTSTANDING(1)	MARKET VALUE ($ IN MILLIONS)(2)
Options outstanding	42,505,335	7.0%	6,775.8
Weighted-average exercise price of outstanding options	$108.56
Weighted-average remaining term of outstanding options	6.1 years
Restricted stock units outstanding	2,366,554	0.4%	377.2
Performance shares outstanding	706,085	0.1%	112.6
Deferred stock outstanding	226,267	0.0%	36.1
Shares available for grant	11,447,488	1.9%	1,824.8

(1) Based on 605,806,650 shares of 3M common stock outstanding as of March 2, 2016.

(2) Based on the closing price of 3M common stock on March 2, 2016, of $159.41 per share.

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In determining whether to approve the 2016 Plan, including the share reserve under the 2016 Plan, the Board considered the following:

●	The shares to be initially reserved for issuance under the 2016 Plan will represent an increase of 23,965,000 shares from the aggregate number of shares reserved for issuance and that remain available for future grant under the Prior Plans at the time the 2016 Plan becomes effective. If the 2016 Plan is approved, it will represent the only equity plan under which 3M will be able to grant future equity awards (other than the General Employees’ Stock Purchase Plan) and 3M will no longer grant awards under the Prior Plans.
●	The average annual share pool usage over the most recently completed three-year period. In calendar years 2013, 2014 and 2015, 3M’s annual equity burn rates (calculated by dividing (1) the number of shares subject to equity awards granted during the year by (2) the weighted-average number of shares outstanding at the end of the applicable year) under the Prior Plans were 1.13 percent, 1.07 percent and 1.03 percent, respectively. If each Full Value Award (as defined below) is multiplied by 3.5 (consistent with the methodology employed by certain proxy advisory firms), the “adjusted” annual burn rate under the Prior Plans would be 1.62 percent, 1.52 percent and 1.40 percent for calendar years 2013, 2014 and 2015, respectively.
●	3M expects the share reserve under the 2016 Plan to provide the Company with enough shares for awards for approximately four years, assuming 3M continues to grant awards consistent with its current practices and historical usage, as reflected in its historical burn rate, and further dependent on the price of 3M shares and hiring activity during the next few years, forfeitures of outstanding awards under the Prior Plans, and noting that future circumstances may require 3M to change its current equity grant practices. 3M cannot predict its future equity grant practices, the future price of its shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2016 Plan could last for a shorter or longer time.
●	The potential dilution to our stockholders that may result from the issuance of shares pursuant to outstanding awards and awards to be issued under the 2016 Plan. In calendar years 2013, 2014 and 2015, the end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the calendar year plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 11.23 percent, 9.91 percent, and 9.04 percent, respectively. If the 2016 Plan is approved, 3M expects its overhang at the end of 2016 will be approximately 11.35 percent (excluding the 27.1 million shares that may be available for issuance under the General Employees Stock Purchase Plan).
●	Analysis by 3M’s compensation consultant, which was based on generally accepted evaluation methodologies used by proxy advisory firms, that the number of shares to be reserved under the 2016 Plan is within generally accepted standards as measured by an analysis of the 2016 Plan cost relative to industry standards.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to 3M’s ability to continue to attract and retain highly qualified individuals in the extremely competitive labor markets in which it competes, the Board has determined that the size of the share reserve under the 2016 Plan is reasonable and appropriate at this time. The Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the 2016 Plan.

EQUITY COMPENSATION BEST PRACTICES REFLECTED IN THE 2016 PLAN

The 2016 Plan contains a number of provisions that 3M believes are consistent with best practices in equity compensation and which protect its stockholders’ interests.

●	Continued Broad-Based Eligibility for Equity Awards. 3M grants equity awards to a significant number of its service providers. By doing so, 3M links their interests with stockholder interests throughout the organization and motivates these individuals to act as owners of the business. As of March 2, 2016, 6,669 of 3M’s active employees and 11 of its non-employee directors held outstanding equity awards.
●	Stockholder Approval is Required for Additional Shares. The 2016 Plan does not contain an annual “evergreen” provision. The 2016 Plan authorizes a limited number of shares, so that stockholder approval is required to increase the maximum number of shares of common stock which may be issued under the 2016 Plan.
●	No Discount Stock Options or Stock Appreciation Rights. All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of 3M’s common stock on the date the stock option or stock appreciation right is granted; provided, that discount stock options may be granted in the event stock options are assumed or substituted in connection with certain corporate transactions. For purposes of the 2016 Plan, the fair market value of a share of common stock as of any given date generally will be the closing sale price for a share of our common stock on the stock exchange or national market system on which our common

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stock is listed on such date or, if no sale occurred on the date in question, the closing sale price for a share of our common stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or another source the Company deems reliable. The closing sale price for a share of our common stock on the New York Stock Exchange, or the NYSE, on March 2, 2016 was $159.41, as reported in The Wall Street Journal.
●	No Automatic Single-Trigger Vesting of Awards. The 2016 Plan does not provide for automatic “single-trigger” accelerated vesting upon a change in control.
●	Limitations on Dividend Payments on Performance Awards. Dividends and dividend equivalents may be paid on awards subject to performance vesting conditions only to the extent such conditions are met.
●	Limitations on Grants. Individual limits on awards granted to any participant pursuant to the 2016 Plan during any calendar apply as follows: (i) a maximum of 500,000 shares of common stock may be subject to all options and stock appreciation rights granted to a participant; (ii) a maximum of 500,000 shares of common stock may be earned subject to all restricted stock, restricted stock units, performance shares and other stock- or cash-based awards granted to a participant that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”); and (iii) a maximum of $10,000,000 may become payable (in cash, shares or any combination thereof) pursuant to performance bonus awards granted to a participant; provided that, these numbers may be adjusted to take into account equity restructurings and certain other corporate transactions as described below and will be multiplied by two with respect to awards granted to a participant during the calendar year in which the participant commences employment with the Company or its subsidiaries. Notwithstanding the foregoing, in no event will more than the authorized number of shares available for issuance under the 2016 Plan be granted to any one person during any calendar year with respect to one or more awards denominated in shares. For purposes of these limits, each share subject to an award (including a Full Value Award) will count as one share against the specified limit.
●	Non-Employee Director Compensation Limit. An annual limit of $600,000 per calendar year applies to the sum of all cash and other compensation and the value of all equity, cash-based and other awards granted to a non-employee director for services as a member of the Board.
●	Reasonable Limit on Full Value Awards. For purposes of calculating the shares that remain available for issuance under the 2016 Plan, grants of options and stock appreciation rights will be counted as the grant of one share for each one share actually granted, as described above. However, to protect stockholders from potentially greater dilutive effect of Full Value Awards, all grants of Full Value Awards will be deducted from the 2016 Plan’s share reserve as 2.5 shares for every one share actually granted.
●	No Repricing of Awards. Awards may not be repriced, replaced or regranted through cancellation or modification without stockholder approval if the effect would be to reduce the exercise price for the shares under the award.
●	No Tax Gross-Ups. The 2016 Plan does not provide for any tax gross-ups.

STOCKHOLDER APPROVAL REQUIREMENT

In general, stockholder approval of the 2016 Plan is necessary in order for 3M to meet the stockholder approval requirements of the principal securities market on which shares of its common stock are traded, and grant stock options that qualify as incentive stock options, or ISOs, as defined under Section 422 of the Code. Stockholder approval also may be required to grant certain restricted stock units to French employees that provide more favorable tax and social treatment to the local employer subsidiary and its employees than would otherwise apply.

Although 3M has not adopted a policy that all compensation paid to executive officers must be deductible, stockholder approval of the material terms of the 2016 Plan also is necessary to preserve the Company’s ability to provide “qualified performance-based compensation” (which we refer to as “QPBC”) that will be tax deductible without regard to the limits of Section 162(m) of the Code (as described below under the heading “—Limitations on the Employer’s Compensation Deduction”). The material terms of the 2016 Plan include, without limitation, the classes of individuals eligible to receive awards, the award limits and the performance criteria described below under the heading “—Performance-Based Awards.” There is no guarantee that incentive compensation that the Company pays to its covered employees will qualify as QPBC for purposes of Section 162(m), but stockholder approval of the material terms of the 2016 Plan will permit the administrator to seek to structure incentive compensation to meet the performance-based compensation requirements if it chooses to do so.

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In August 2015, a new French law (Loi Macron) introduced changes that provide more favorable tax and social treatment of restricted stock units meeting certain requirements (we refer to restricted stock units meeting such requirements as “French-qualified RSUs”). The changes provide benefits for both the local employer subsidiary and the employees receiving the awards. Among other requirements, under the new law, French-qualified RSUs must provide for a minimum vesting period of one year from the grant date and restrict the sale of shares for a minimum of two years from the grant date. The 2016 Plan contains provisions that would allow the administrator to grant restricted stock units on such terms and authorizes the adoption of one or more subplans to address differences in laws (including differences relating to tax matters), but the new law also provides that grants of French-qualified RSUs must be authorized by the stockholders at a meeting after August 7, 2015. As a result, stockholder approval of the 2016 Plan is being requested for purposes of the new French law in order to provide the administrator with the ability to grant French-qualified RSUs. The administrator will not, however, be obligated to grant French-qualified RSUs and may choose, at its discretion, to grant restricted stock units that are not considered French-qualified RSUs.

Therefore, 3M is asking stockholders to approve the terms of the 2016 Plan for purposes of complying with the requirements of the NYSE, satisfying the stockholder-approval requirements of Sections 422 and 162(m) of the Code and satisfying the stockholder-approval requirements of the new French law (Loi Macron) discussed above.

DESCRIPTION OF THE 2016 PLAN

The following sets forth a description of the material features and terms of the 2016 Plan.

Authorized Shares. The 2016 Plan authorizes the issuance of the sum of:

●	23,965,000 shares of common stock; plus
●	the aggregate number of shares of common stock that remain available for future awards under the Prior Plans as of the effective date of the 2016 Plan; plus
●	for each award that is outstanding under the Prior Plans as of the effective date of the 2016 Plan, (i) one share for each share subject to an award that is an option or stock appreciation right and (ii) 2.5 shares for each share subject to an award other than an option or stock appreciation right (or other award subject to an exercise price, strike price or similar concept) (a “Full Value Award”), in each case, that subsequently becomes available for issuance under the 2016 Plan pursuant to the share counting provisions described below.

As of March 2, 2016, there were 11,447,488 shares available for future awards under the Prior Plans, 42,505,335 shares subject to outstanding stock options and stock appreciation rights under the Prior Plans, and 3,298,906 shares subject to outstanding Full Value Awards under the Prior Plans. Assuming no additional awards are granted under the Prior Plans prior to the date of the Annual Meeting, a maximum of an additional 50,752,600 shares could become available for future issuance under the 2016 Plan in respect of outstanding awards under the Prior Plans pursuant to the terms of the 2016 Plan. In the event additional awards are issued under the Prior Plans prior to the date of the Annual Meeting, the initial share reserve of the 2016 Plan will be reduced but the number of shares that could become available for future issuance under the 2016 Plan in respect of outstanding awards under the Prior Plans will be higher.

The aggregate number of shares available for issuance under the 2016 Plan will be reduced by 2.5 shares for each share delivered in settlement of any Full Value Award and by one share for each share delivered in settlement of any option or stock appreciation right. Shares issued under the 2016 Plan may be authorized but unissued shares, shares purchased on the open market or treasury shares.

In no event will more than 34,000,000 shares of common stock be issuable pursuant to the exercise of ISOs under the 2016 Plan during its ten-year term.

Share Counting Provisions. If an award under the 2016 Plan or a Prior Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in 3M acquiring shares covered by the award or Prior Plan award at a price not greater than the price (as adjusted to reflect any equity restructuring) paid by the participant for the shares or not issuing one or more shares covered by the award or Prior Plan award, the unused shares covered by the award or Prior Plan award will, as applicable, become or again be available for award grants under the 2016 Plan. In addition, shares delivered to the Company to satisfy the applicable exercise or purchase price of an award under the 2016 Plan or a Prior Plan or to satisfy any tax withholding obligation (including shares retained by the Company from the award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for award grants under the 2016 Plan. For any shares granted pursuant to an award under the 2016 Plan or a Prior Plan, the shares available under the 2016 Plan will be increased by 2.5 shares for each share subject to a Full Value Award and by one share for each share subject to an option or stock appreciation right, in each case, that become or again be available for issuance pursuant to the foregoing share counting provisions of

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the 2016 Plan. Dividend equivalents paid in cash will not be counted against the number of shares reserved under the 2016 Plan.

Administration. The 2016 Plan will be administered by the compensation committee or a subcommittee thereof (or by the Board or another Board committee as may be determined by the Board from time to time). The administrator of the 2016 Plan (the “Administrator”) or its delegate will have the authority to determine which service providers receive awards and set the terms and conditions applicable to the award within the confines of the 2016 Plan’s terms. The Administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2016 Plan.

Award Limits for Employees. The 2016 Plan includes annual limits on awards that may be granted to any individual participant. For participants other than non-employee directors, the maximum aggregate number of shares of common stock with respect to all options and stock appreciation rights that may be granted to any one person during any calendar year is 500,000 and the maximum aggregate number of shares of common stock that may be earned with respect to all restricted stock, restricted stock units, performance shares and other stock- or cash-based awards that are intended to qualify as QPBC under Section 162(m) of the Code that may be granted to any one person during any calendar year is 500,000. The maximum aggregate amount that may become payable (in cash, shares of common stock, or any combination thereof) pursuant to all performance bonus awards that may be paid to any one person during any calendar year is $10,000,000. These numbers will be multiplied by two with respect to awards granted to a participant during the calendar year in which the participant commences employment with the Company or its subsidiaries. Notwithstanding the foregoing, in no event will more than the authorized number of shares available for issuance under the 2016 Plan be granted to any one person during any calendar year with respect to one or more awards denominated in shares. These numbers may be adjusted to take into account equity restructurings and certain other corporate transactions as described below. For purposes of these individual award limits, each share subject to an award (including a Full Value Award) will be counted as one share against the specified limit.

Compensation Limit for Non-Employee Directors. The sum of all cash or other compensation and the value (determined as of the grant date in accordance with FASB ASC Topic 718 (or any successor thereto)) of all awards granted to a non-employee director under the 2016 Plan during any calendar year for services as a member of the Board may not exceed $600,000. This limit applies to all compensation provided as a non-employee director, whether or not such compensation is provided under the 2016 Plan.

Eligibility. Employees and non-employee directors of 3M or any of its subsidiaries are eligible to receive awards under the 2016 Plan. As of March 2, 2016, 3M and its subsidiaries had approximately 90,053 active employees and 12 non-employee directors who would have been eligible to receive awards under the 2016 Plan had it been in effect on such date.

Types of Awards. The 2016 Plan provides for the grant of stock options (including ISOs and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance bonus awards, performance shares and other stock- or cash-based awards. Awards to eligible individuals will be subject to the terms of an individual award agreement between 3M and the individual. A brief description of each award type follows.

●

Stock Options. Stock options may be granted under the 2016 Plan, including both ISOs and non-qualified stock options, which provide the holder a right to purchase shares of common stock at a specified exercise price. The exercise price per share for each stock option will be set by the Administrator, but will not be less than the fair market value on the date of grant (or 110 percent of the price of an ISO in the case of an individual who, on the date of grant, owns or is deemed to own shares representing more than 10 percent of the stock of 3M or any “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code); provided, that the Administrator may grant stock options with an exercise price that is less than the fair market value on the date of grant in the event stock options are assumed or substituted in connection with certain corporate transactions. The term of any option award may not be longer than ten years (or five years in the case of an ISO granted to a 10 percent stockholder of 3M). The Administrator will determine the time period for exercise of each award, including the time period for exercise following a termination of service by the recipient, subject to the maximum ten year term.

●

Stock Appreciation Rights. The Administrator is authorized to grant stock appreciation rights to eligible recipients in its discretion, on such terms and conditions as it may determine, consistent with the 2016 Plan. A stock appreciation right entitles the holder to exercise the stock appreciation right to acquire shares of 3M’s common stock upon exercise within a specified time period from the date of grant. Subject to the provisions of the stock appreciation right award agreement, the recipient may receive from the Company an amount determined by multiplying the difference between the price per share of the stock appreciation right and the value of the share

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on the date of exercise by the number of shares of common stock subject to the award. The maximum term for which stock appreciation rights may be exercisable under the 2016 Plan is ten years.
●	Restricted Stock. The Administrator may make awards of restricted stock to eligible individuals in such amounts and at purchase prices (if any) to be established by the Administrator in connection with each award. Such awards will be subject to restrictions and other terms and conditions as are established by the Administrator. Upon issuance of restricted stock, recipients generally have the rights of a stockholder with respect to such shares, subject to the limitations and restrictions established by the Administrator in the individual award agreement. Such rights generally include the right to receive dividends and other distributions in relation to the award; however, dividends may be paid with respect to restricted stock with performance-based vesting only to the extent the performance conditions have been satisfied and the restricted stock vests.
●	Restricted Stock Units. The 2016 Plan authorizes awards of restricted stock units to eligible individuals in amounts and at purchase prices (if any) and upon such other terms and conditions as are established by the Administrator for each award. Restricted stock unit awards entitle recipients to acquire shares of 3M’s common stock in the future under certain conditions. Holders of restricted stock units generally have no rights of ownership or as stockholders in relation to the award, unless and until the restrictions lapse and the restricted stock unit award vests in accordance with the terms of the grant. Restricted stock units may be accompanied by the right to receive the equivalent value of dividends paid on shares of the Company’s common stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights); however, dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to the vesting of such award will only be paid out to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests. The Administrator may provide that settlement of restricted stock units will occur upon or as soon as reasonably practicable after the restricted stock units vest or will instead be deferred, on a mandatory basis or at the participant’s election.
●	Performance Shares. The Administrator is authorized to grant performance shares under the 2016 Plan. Performance shares will be denominated in shares of common stock, unit equivalents and/or units of value (including a dollar value of shares of common stock) and may be linked to any one or more of the performance criteria listed below, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator will also determine whether performance shares are intended to be QPBC under Section 162(m) of the Code.
●	Performance Bonus Awards. Performance bonus awards will be denominated in cash and will be initially payable in cash, but may be paid in cash, shares or a combination of cash and shares in the discretion of the Administrator. Performance bonus awards will be payable upon the attainment of performance goals that are established by the Administrator and relate to any one or more of the performance criteria listed below, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator will also determine whether performance bonus awards are intended to be QPBC under Section 162(m) of the Code.
●	Other Stock- or Cash-Based Awards. Other stock- or cash-based awards are awards of cash, fully vested shares of 3M’s common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of 3M’s common stock. Other stock- or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation otherwise payable to any individual who is eligible to receive awards. The Administrator will determine the terms and conditions of other stock- or cash-based awards, including any purchase price, performance goals (which may be based on the performance criteria discussed above or other performance criteria), transfer restrictions and vesting conditions.

Performance-Based Awards. The Administrator will determine whether specific awards are intended to constitute QPBC and even if stockholders approve the performance criteria set forth in the 2016 Plan for purposes of the QPBC exception, the Administrator may determine to pay compensation that is not QPBC under Section 162(m) and that is not deductible by reason thereof.

In order to constitute QPBC under Section 162(m), in addition to certain other requirements, the relevant amounts must be granted, vest or become exercisable or payable only upon the attainment of pre-established, objective performance goals set by the Administrator and linked to stockholder-approved performance criteria. For purposes of the 2016 Plan, one or more of the following performance criteria will be used in setting performance goals applicable to QPBC, either for the entire Company or a subsidiary, division, business segment, business unit, or an individual, and may be used in setting performance goals applicable to other stock- or cash-based awards: (i) net earnings or losses (either before or after one or more of (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation

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expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) gross or net organic sales volume or organic sales volume growth, (iv) net income (either before or after taxes) or adjusted net income; (v) sales from one or more products (or categories of products) as a percentage of total sales or revenue; (vi) profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; (vii) operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); (viii) cash flow (including operating cash flow, free cash flow, free cash flow conversion or cash flow return on capital); (ix) return on assets; (x) return on capital or invested capital; (xi) cost of capital; (xii) return on stockholders’ equity; (xiii) total stockholder return; (xiv) return on sales; (xv) costs, reductions in costs and cost control measures; (xvi) expenses; (xvii) working capital; (xviii) earnings or loss per share (“EPS”) or EPS growth; (xix) adjusted earnings or loss per share; (xx) price per share or dividends per share (or appreciation in or maintenance of such price or dividends); (xxi) regulatory achievements or compliance; (xxii) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxiii) market share; (xxiv) economic value or economic value added models; (xxv) division, group or corporate financial goals; (xxvi) customer satisfaction/growth; (xxvii) customer service; (xxviii) employee satisfaction; (xxix) recruitment and maintenance of personnel; (xxx) human resources management; (xxxi) supervision of litigation and other legal matters; (xxxii) strategic partnerships and transactions; (xxxiii) financial ratios (including those measuring liquidity, activity, profitability or leverage); (xxxiv) debt levels or reductions; (xxxv) sales-related goals; (xxxvi) financing and other capital raising transactions; (xxxvii) cash on hand; (xxxviii) acquisition activity; (xxxix) investment sourcing activity; and (xl) marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease, peer group results, or market performance indicators or indices. Any performance goals that are financial metrics may be determined in accordance with U.S. generally accepted accounting principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles.

The 2016 Plan also permits the Administrator to provide for objectively determinable adjustments to the applicable performance criteria in setting performance goals for QPBC awards, including adjustments for (i) restructurings, discontinued operations, special items, and other unusual, infrequently occurring or non-recurring charges, events or items; (ii) asset sales or write-downs; (iii) litigation or claim judgments or settlements; (iv) acquisitions or divestitures; (v) reorganization or change in the corporate structure or capital structure of the Company; (vi) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management; (vii) foreign exchange gains and losses; (viii) a change in the fiscal year of the Company; (ix) the refinancing or repurchase of bank loans or debt securities; (x) unbudgeted capital expenditures; (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares; (xii) conversion of some or all of convertible securities to common stock of the Company; (xiii) any business interruption event; (xiv) changes in pricing; (xv) changes in foreign currency exchange rates; (xvi) the cumulative effects of tax or accounting changes in accordance with GAAP; (xvii) unusual tax transactions; or (xviii) the effect of changes in other laws or regulatory rules affecting reported results.

Prohibition on Repricing. Under the 2016 Plan, the Administrator may not, without the approval of 3M’s stockholders, authorize the repricing of any outstanding option or stock appreciation right to reduce its price per share, cancel any option or stock appreciation right in exchange for cash or another award when the price per share exceeds the fair market value of the underlying shares, or take any other action with respect to an option or stock appreciation right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of common stock are listed.

Certain Transactions. The Administrator has broad discretion to take action under the 2016 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting 3M’s common stock, such as dividends or other distributions (whether in the form of cash, common stock, other securities, or other property), reorganizations, mergers, consolidations, change in control events and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with 3M’s stockholders known as “equity restructurings,” the Administrator will make equitable adjustments to outstanding awards. No adjustment or other action will be authorized for awards that are intended to qualify as QPBC, which would cause such awards to fail to continue to qualify as QPBC, unless the Administrator determines that the award should not so qualify. No automatic “single-trigger” vesting acceleration applies under the 2016 Plan in connection with a change in control event.

Amendment and Termination. The Board or the Compensation Committee of the Board may amend, suspend or terminate the 2016 Plan at any time and

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from time to time. However, no amendment requiring stockholder approval to comply with applicable laws will be effective unless approved by the Board and 3M’s stockholders and no amendment, other than an amendment that increases the number of shares available under the 2016 Plan, may materially and adversely affect the economic benefits to be delivered under an outstanding award as of the date of such amendment without the consent of the affected participant. Stockholder approval is required for any amendment to the 2016 Plan to the extent necessary to comply with applicable laws. The 2016 Plan provides that in no event may an award be granted pursuant to the 2016 Plan after ten years from the effective date of the 2016 Plan.

Forfeiture and Claw-backs. All awards (including the gross amount of any proceeds, gains or other economic benefit obtained in connection with any award) made under the 2016 Plan are subject to recoupment by the Company to the extent required to comply with applicable laws or any policy of the Company providing for the reimbursement of incentive compensation.

Securities Laws. The 2016 Plan is intended to conform to all provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The 2016 Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following summary is based on an analysis of the Code, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, in each case, as of March 2, 2016. Moreover, the following is only a summary of United States federal income tax consequences. Other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change. Actual tax consequences to participants or the Company may be either more or less favorable than those described below depending on the particular circumstances.

ISOs. No income will be recognized by a participant upon the grant or exercise of an ISO. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis in the shares. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an ISO over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an ISO, a participant may be subject to alternative minimum tax as a result of the exercise.

Non-Qualified Stock Options. No income is expected to be recognized by a participant upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a non-qualified stock option will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. Non-qualified stock options generally provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

Stock Appreciation Rights. Participants are not expected to recognize income upon receiving a grant of stock appreciation rights. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to stock appreciation rights in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Restricted Stock. If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a “substantial risk of forfeiture” and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income at the time of the award unless the participant affirmatively elects to include the fair market value of

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the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to recognize income on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore.

The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the restricted shares, subject to the deduction limitations described below.

Restricted Stock Units and Deferred Stock. A recipient of restricted stock units or deferred stock generally should not recognize ordinary income at the time of grant. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the restricted stock units or deferred stock in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

A participant generally will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash and the fair market value of any common stock the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Performance Shares and Performance Bonus Awards. Participants are not expected to recognize income upon the grant of performance shares or performance bonus awards. Generally, the participant will recognize ordinary income subject to withholding at the time of payment, vesting or settlement of the award based on the fair market value of the award on that date. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Limitations on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for compensation in excess of $1 million paid in a given year to its chief executive officer and certain of its other most highly-compensated executive officers (these officers are generally referred to as the “covered employees”), unless the compensation is “qualified performance-based compensation” (which we refer to as “QPBC”). In order to be considered QPBC, the compensation must be performance-based, granted pursuant to a plan approved by the employer’s stockholders, and meet certain other criteria. Stock options and stock appreciation rights that may be granted under the 2016 Plan generally should qualify as QPBC. Other awards that the Company may grant under the 2016 Plan (including performance-based awards) also may qualify as QPBC if certain procedural requirements are met.

Excess Parachute Payments. Section 280G of the Code limits the deduction that an employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or

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certain affiliates. Among other things, excess parachute payments could result from grants made during the 12-month period preceding a change in ownership or control of the employer or its affiliates and accelerated vesting or payment of awards under the 2016 Plan upon a change in ownership or control of the employer or its affiliates. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20 percent excise tax on the amount thereof.

Application of Section 409A of the Code. Section 409A of the Code imposes an additional 20 percent tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive arrangements, including some stock options, stock appreciation rights, restricted stock unit awards, performance share awards and other awards that may be granted under the 2016 Plan. Generally speaking, Section 409A does not apply to ISOs, non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the 2016 Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the 2016 Plan are not exempt from coverage. However, if the 2016 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

State, local and foreign tax consequences may in some cases differ from the United States federal income tax consequences described above. The foregoing summary of the United States federal income tax consequences in respect of the 2016 Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The 2016 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

PLAN BENEFITS

Awards under the 2016 Plan are subject to the discretion of the Administrator and no determinations have been made by the Administrator as to any awards that may be granted pursuant to the 2016 Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2016 Plan or the benefits that would have been received by such participants if the 2016 Plan had been in effect in the fiscal year ended December 31, 2015. Notwithstanding the foregoing, 3M’s non-employee directors are eligible to receive certain compensation each year, a portion of which is payable in the form of common stock or deferred stock, as described above under “Director Compensation and Stock Ownership Guidelines.” If the 2016 Plan is approved, the non-employee director compensation payable in the form of common stock or deferred stock will be issued under the 2016 Plan following the effective date of the 2016 Plan. No awards have been issued under the 2016 Plan as it is not yet effective.

RECOMMENDATION AND VOTE REQUIRED

Approval of the 2016 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of 3M common stock represented in person or by proxy at the meeting and entitled to vote thereon.

RECOMMENDATION OF THE BOARD
The Board of Directors unanimously recommends a vote “FOR” this proposal. Proxies solicited by the Board of Directors will be voted “FOR” this proposal unless a stockholder indicates otherwise in voting the proxy.

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EQUITY COMPENSATION PLAN INFORMATION

Information as of December 31, 2015, concerning compensation plans under which the Company’s equity securities are authorized for issuance is as follows:

EQUITY COMPENSATION PLAN INFORMATION(1)

	A	B	C
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
Equity compensation plans approved by security holders
Stock options	38,522,445	$102.01	—
Restricted stock units	2,441,088		—
Performance shares(2)	871,192		—
Non-employee director deferred stock units	241,156		—
Total(3)	42,075,881		20,328,681
Employee stock purchase plan(4)	—		28,104,335
Subtotal	42,075,881		48,433,016
Equity compensation plans not approved by security holders	—	—	—
Total	42,075,881		48,433,016

(1) In column B, the weighted-average exercise price is only applicable to stock options. In column C, the number of securities remaining available for future issuance for stock options, restricted stock units, and stock awards for non-employee directors is shown in total and not individually with respect to these items.

(2) Numbers shown represent the maximum number of shares that may be issued pursuant to outstanding performance share awards. The actual number of shares that will be issued is not determinable at this time, but will depend on a variety of factors, including the level of performance achieved relative to the applicable performance goals. For additional information, see “Long-Term Incentives–All Outstanding Performance Share Awards” beginning on page 50 of this Proxy Statement.

(3) Does not include shares of our common stock that will be available for issuance under the 3M Company 2016 Long-Term Incentive Plan, if approved. For additional information, see Proposal No. 4 beginning on page 65 of this Proxy Statement. If the 3M Company 2016 Long-Term Incentive Plan is approved, no further awards will be made under any other equity plans maintained by the Company.

(4) Under our General Employees Stock Purchase Plan, participants are permitted to purchase our common stock at a discount on certain dates through payroll deductions within a pre-determined purchase period. Accordingly, these numbers are not determinable.

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STOCKHOLDER PROPOSALS

PROPOSAL NO. 5: STOCKHOLDER PROPOSAL ON SPECIAL MEETINGS

3M has received a stockholder proposal from James McRitchie, 9295 Yorkship Court, Elk Grove, CA 95758, the owner of 84 shares of 3M common stock (the “Proponent”). The Proponent has requested that the Company include the following proposal and supporting statement (in italics) in its proxy statement for the Annual Meeting of Stockholders.

The proposal may be voted on at the Annual Meeting only if properly presented by the Proponent or the Proponent’s qualified representative. For the reasons set forth following the Proponent’s statement, your Board of Directors recommends that you vote “AGAINST” this proposal.

Resolved: Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 15% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board’s current power to call a special meeting.

A shareholder right for a group owning 15% of the shares of our company to call a special meeting is one method to equalize our lack of a right for shareholders to act by written consent. If 15% of shares could call a special meeting - this would help make up for our total lack of a right to act by written consent.

A shareholder right to call a special meeting is a way to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. Shareowner input on the timing of shareowner meetings is especially important when events unfold quickly and issues may become moot by the next annual meeting. This is important because there could be 15-months between our annual meetings.

It may be possible to adopt this proposal by incorporating brief text similar to this into our governing documents:

“Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or President or Secretary upon the order in writing of a majority of or by resolution of the Board of Directors, or at the request in writing of stockholders owning 15% of the entire capital stock of the Corporation issued and outstanding and entitled to vote.”

Please vote to enhance shareholder value: Special Shareowner Meetings – Proposal 5

BOARD’S STATEMENT OPPOSING THE PROPOSAL

After careful consideration, and for the reasons set forth below, the Board believes that the proposal to ask our Board to take the steps necessary to give holders of 15 percent of our outstanding common stock the right to call special stockholder meetings, subject to the conditions specified in the proposal, is not in the best interests of 3M or its stockholders for the following reasons:

1. Stockholders already have a meaningful right to call a special meeting. The Company’s Bylaws permit the holders of 25 percent of 3M’s outstanding stock to call a special stockholder meeting upon written request to the Board. In light of our strong corporate governance practices and the many stockholder protections already in place, the Board believes that giving stockholders owning 25 percent of the Company’s outstanding stock the ability to call special stockholder meetings strikes the appropriate balance between giving stockholders the ability to call special meetings to vote on important matters that arise between Annual Meetings and protecting the resources of the Company and interests of all stockholders. The Board has an established protocol for stockholders to communicate with our independent Lead Director, the chairs of the Board committees, and other independent directors. Management engages

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in outreach to listen to and solicit input from our stockholders. Lowering the threshold to 15 percent could force the Company to expend a great deal of time and money on a special meeting, as described below, even if up to 85 percent of the Company’s stockholders do not want a special meeting.

2. Given the size of the Company and the number of its stockholders, convening a meeting of stockholders is a significant undertaking that requires a substantial commitment of time and financial resources. The Company must pay to prepare, print, and distribute legal disclosure documents to stockholders, solicit proxies, and tabulate votes. The Board and management must also divert time from the business to prepare for and conduct the meeting. Because of these burdens and costs to a company, special stockholder meetings should be extraordinary events that occur only when a substantial percentage of the stockholders agree there are extremely pressing matters that must be addressed before the next Annual Meeting. The current provision of the Bylaws allows for stockholders to call a special meeting when such an extraordinary event arises, without enabling a small minority of stockholders to call meetings more frequently than necessary. We believe that if less than 25 percent of the stockholders want a special meeting, this demonstrates that the need for a special meeting is not so great as to warrant disrupting the conduct of 3M’s business and imposing unnecessary costs on the Company and its stockholders. Therefore, we believe it is unnecessary and would be damaging to the Company and its stockholders to lower the current threshold and give holders of only 15 percent of our outstanding stock the ability to call an unlimited number of special meetings for any purpose at any time.

3. Special meetings could also be misused by special interest stockholder groups. The proposal with its low 15 percent ownership requirement could subject the Company to disruption from special interest stockholder groups with an agenda not in the best interests of the Company or the majority of stockholders. Currently, special meetings of stockholders may be called by (i) a majority of the Board of Directors or the Chairman of the Board, or (ii) the holders of 25 percent of 3M’s outstanding stock upon written request to the Board. Each director has a fiduciary duty to represent all stockholders when determining whether a matter is so pressing that it must be addressed at a special meeting. By way of contrast, stockholders do not have any fiduciary obligations to the Company or other stockholders. Stockholders can be self-interested in ways that directors, bound by the duties of care and loyalty, cannot be. The proposal would permit a small group of stockholders who have a special interest to use the extraordinary measure of a special meeting to serve their narrow self-interest. For example, would-be acquirers who seek to take over the Company for an inadequate price could use special meetings to avoid negotiating with the Board, which has the responsibility to protect the interests of all stockholders. In fact, if this proposal were implemented, a small group of stockholders would have the ability to call a special meeting at their sole discretion, at any time, with no duty to act other than in their own interests.

RECOMMENDATION OF THE BOARD
The Board of Directors unanimously recommends a vote “AGAINST” this proposal. Proxies solicited by the Board of Directors will be voted “AGAINST” this proposal unless a stockholder indicates otherwise in voting the proxy.

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PROPOSAL NO. 6: STOCKHOLDER PROPOSAL ON SHARE REPURCHASE PROGRAM AND EXECUTIVE COMPENSATION

3M has received a stockholder proposal from Domini Social Investments, 532 Broadway, 9th Floor, New York, NY 10012, the owner of 115 shares of 3M common stock (the “Proponent”). The Proponent has requested that the Company include the following proposal and supporting statement (in italics) in its proxy statement for the Annual Meeting of Stockholders. The proposal may be voted on at the Annual Meeting only if properly presented by the Proponent or the Proponent’s qualified representative. For the reasons set forth following the Proponent’s statement, your Board of Directors recommends that you vote “AGAINST” this proposal.

Resolved: Shareholders of 3M Co. (the “Company”) urge the Compensation Committee of the Board of Directors to adopt a policy that financial performance metrics shall be adjusted, to the extent practicable, to exclude the impact of share repurchases when determining the amount or vesting of any senior executive incentive compensation grant or award. The policy should be implemented in a way that does not violate existing contractual obligations or the terms of any plan.

Supporting Statement

Stock buybacks directly affect many of the financial ratios used as performance metrics for incentive pay of senior executives. For example, stock buybacks can increase earnings per share, return on assets, and return on equity. While stock buybacks may also boost stock prices in the short term, we are concerned that they can deprive companies of capital necessary for creating long term growth.

In our view, senior executives are responsible for improving our Company’s operational performance, whereas the Board of Directors is responsible for determining when stock buybacks are appropriate. For this reason, we believe that senior executives should not receive larger pay packages simply for reducing the number of shares outstanding. Executive pay should be aligned with operational results, not financial engineering.

For the 12 months ended June 30, 2015, S&P 500 companies spent more money on stock buybacks and dividends than they earned in profits. S&P 500 companies spent a combined total of $553 billion on stock repurchases and $369 billion on dividends, or 109 percent of their earnings, according to data from S&P Dow Jones Indices. This is a concern because retained earnings are a primary source of new investment.

According to The Economist magazine, “If firms are overdoing buy-backs and starving themselves of investment, artificially propped-up share prices will eventually tumble.” (“Corporate cocaine,” September 13, 2014.) Large stock buybacks send “a discouraging message about a company’s ability to use its resources wisely and develop a coherent plan to create value over the long term,” Laurence Fink, chairman and CEO of Blackrock, wrote in an April 14, 2015 letter to S&P 500 companies.

Our Company spent $5.7 billion on share buybacks in 2014, but only $1.8 billion on research and development, and $1.5 billion on capital expenditures. Our Company’s Chairman, CEO and President, Inge Thulin received $20.1 million in total compensation in 2014, including $4.7 million in performance shares. The performance goal for these awards includes earnings per share growth, a financial ratio that can be inflated by stock buybacks.

For these reasons, we urge you to vote FOR this proposal.

BOARD’S STATEMENT OPPOSING THE PROPOSAL

After careful consideration, and for the reasons set forth below, the Board believes it is not in the best interests of 3M or its stockholders for the Board to adopt a policy that the Company shall exclude the impact of share repurchases when determining senior executive incentive compensation.

1. First, the Board’s Finance Committee thoroughly reviews the Company’s capital needs and recommends to the Board for approval the long-term capital structure of the Company to ensure that there is sufficient capital to invest for future growth. The Board reviews annually the Company’s long-term strategic plans including the amount of capital allocated to research and development, capital expenditures, mergers and acquisitions, and the return of cash to stockholders through dividends and stock repurchases. The Finance Committee monitors the investment capital needs of the Company each quarter, along with dividends and stock repurchases. Our Board’s governance best practice of reviewing the long-term strategic plans and approving the capital structure helps ensure the proper focus on long-term growth and

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prevents management from allocating capital in order to maximize short-term financial results at the expense of long-term value creation.

2. Second, the Board’s Compensation Committee, through consultation with its independent compensation consultant, establishes 3M’s executive compensation program. The program is designed to maintain a strong alignment between corporate performance and executive compensation by tying the incentive compensation our executives receive to the achievement of performance metrics that we believe increase the Company’s long-term value. The incentive compensation opportunities provided to our executives are based on multiple performance-based metrics. One example of this is our performance share award program. The metrics used to determine the payout of our performance share awards are closely aligned with the Company’s long-term financial objectives. In particular, the performance criteria used for the 2015 and 2016 performance share awards mirror the Company’s long-term financial objectives, except that adjustments are made to one metric (organic volume growth) to exclude price and currency effects. This design creates alignment among corporate performance, stockholders’ interests and executive compensation. The Proponent has pointed to our performance share awards as having a connection with earnings per share (EPS), which purportedly “can be inflated by stock buybacks.”

It is true that EPS has a bearing on our performance share award program. The four metrics that determine the extent to which performance share awards are earned, and their respective weightings, are as follows:

i. Organic Volume Growth	40%
ii. Earnings Per Share Growth	20%
iii. Free Cash Flow Conversion	20%
iv. Return On Invested Capital	20%

●	Under our Performance Share Plan, a minimum EPS growth rate of 7 percent is required in order for an executive to receive any payout under the EPS Growth component of the plan. In reality, share repurchases had no impact on the executives’ compensation prior to or during 2015, because (a) EPS was not part of any metric used in our performance share awards or other incentive compensation arrangements prior to 2015, when it was added to our performance share metrics (as a way to strengthen the link between executive pay and our stated strategic drivers); and (b) the Company’s EPS growth was below 7 percent for 2015, resulting in no payout under this component, therefore share repurchases did not impact pay.
●	The four financial metrics (referenced above) used for our performance share awards are self-governing, which helps to ensure that Company executives consider all metrics used to determine payouts under the Performance Share Plan. For example, deploying excessive amounts of cash toward share repurchases in order to solely maximize earnings per share would limit the potential to invest in projects that enhance organic sales volume growth, free cash flow conversion, or return on invested capital, which, together, drive 80 percent of the Performance Share Plan components to determine payout.
●	It is also important to note that the EPS metric is growth in EPS, not a specific EPS amount. EPS growth for any calendar year is calculated by dividing the EPS for such year by the EPS for the immediately preceding calendar year. Consequently, any increase in EPS attributable to share repurchases in one calendar year necessarily will make it more difficult for the Company to achieve its EPS growth target in the following calendar year.

3. Finally, the strength and diversity of the 3M business model provides strong and consistent cash flow to invest in the business for organic growth, pursue strategic acquisitions and return cash to stockholders. The Proponent has expressed concerns that share repurchases can “deprive companies of capital necessary for creating long term growth.” We believe these concerns are unfounded, as demonstrated by our long-term track record and our balanced capital allocation approach.

●	The Company is committed to investing in organic growth, most notably through capital expenditures and research and development. The Company has invested approximately $16 billion in capital expenditures and research and development over the past five years to support organic growth programs. 3M has opened six customer technical centers around the world, and a new, state-of-the-art research and development laboratory in the United States.
●	The capital allocation plans have flexibility to respond quickly to strategic acquisition opportunities that can strengthen the Company’s portfolio. Over the past 5 years, 3M has invested approximately $6 billion in strategic acquisitions to build upon and strengthen its business portfolio for continued future growth.
●	The Company has a long history of returning cash to stockholders, having paid nearly $10 billion in dividends over the past 5 years.
●	Finally, share repurchases represent the last component of 3M’s capital allocation plans. Over the past 5 years, 3M has returned approximately $21 billion to stockholders via share repurchases.

RECOMMENDATION OF THE BOARD
The Board of Directors unanimously recommends a vote “AGAINST” this proposal. Proxies solicited by the Board of Directors will be voted “AGAINST” this proposal unless a stockholder indicates otherwise in voting the proxy.

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STOCK OWNERSHIP
INFORMATION

SECURITY OWNERSHIP OF MANAGEMENT

The following table includes all 3M stock based holdings, as of February 29, 2016, of the directors and the Named Executive Officers set forth in the Summary Compensation Table, and the directors and executive officers as a group.

COMMON STOCK AND TOTAL STOCK-BASED HOLDINGS

		RESTRICTED
		STOCK	DEFERRED
NAME AND PRINCIPAL POSITION	STOCK(1)	UNITS(2)	STOCK(3)	TOTAL(4)
Linda G. Alvarado, Director	17,740	—	10,792	28,532
Sondra L. Barbour, Director	—	—	1,406	1,406
Thomas “Tony” K. Brown, Director	—	—	2,657	2,657
Vance D. Coffman, Director	6,282	—	36,465	42,747
David B. Dillon, Director	—	—	415	415
Michael L. Eskew, Director	—	—	31,442	31,442
Herbert L. Henkel, Director	—	—	27,077	27,077
Muhtar Kent, Director	—	—	5,901	5,901
Edward M. Liddy, Director	—	—	46,826	46,826
Gregory R. Page, Director(5)	1,000		66	1,066
Robert J. Ulrich, Director	14,536	—	6,622	21,158
Patricia A. Woertz, Director(5)	—	—	—	—
Inge G. Thulin, Director,	936,204	—	88,604	1,024,808
Chairman of the Board, President and Chief Executive Officer
Nicholas C. Gangestad,	62,000	—	11,207	73,207
Senior Vice President and Chief Financial Officer
Michael A. Kelly,	329,625	—	13,474	343,099
Former Executive Vice President
Michael G. Vale,	162,533	12,646	—	175,179
Executive Vice President
Joaquin Delgado,	248,149	24,507	—	272,656
Executive Vice President
All Directors and Executive Officers as a Group (30 persons)(6)	3,106,073	110,222	282,954	3,499,249

FOOTNOTES TO COMMON STOCK AND TOTAL STOCK-BASED HOLDINGS TABLE

(1) This column lists beneficial ownership of 3M common stock as calculated under Securities and Exchange Commission rules. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. In accordance with Securities and Exchange Commission rules, this column also includes shares that may be acquired pursuant to stock options that are or will be exercisable within 60 days of February 29, 2016, as follows: Mr. Thulin 873,513, Mr. Gangestad 55,579, Mr. Kelly 298,501, Mr. Vale 145,822, and Mr. Delgado 226,328.

(2) This column reflects restricted stock units that generally vest over a three- to five-year period, assuming continued employment until each vesting date (or until the individual retires from the Company, in some cases). The executive officers do not have voting power with respect to the shares listed in this column.

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(3) This column reflects shares earned by the directors as a result of their service on the Board of Directors, the payout of which has been deferred until following the termination of their membership on the Board of Directors. This column also includes the following shares of the Company’s common stock which the executive officers are entitled to receive following their retirement from the Company as a result of their election to defer the payout of their 2010, 2012 and/or 2013 performance share awards under the 2008 Long-Term Incentive Plan: Mr. Thulin 88,604 Mr. Gangestad 11,207, and Mr. Kelly 13,474, and All Directors and Executive Officers as a Group 282,954. Neither the directors nor the executive officers have voting power with respect to the shares listed in this column.

(4) This column shows the individual’s total 3M stock-based holdings, including the securities shown in the “Stock” column (as described in note 1), in the “Restricted Stock Units” column (as described in note 2), and in the “Deferred Stock” column (as described in note 3).

(5) Gregory R. Page was elected by the Board effective February 1, 2016, and Patricia A. Woertz was elected effective at the close of the Board meeting on February 2, 2016.

(6) Each director and executive officer individually, and All Directors and Executive Officers as a Group, beneficially owned less than one percent of the outstanding common stock of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding beneficial owners of more than 5 percent of the outstanding shares of 3M common stock.

	COMMON STOCK
	BENEFICIALLY	PERCENT OF
NAME/ADDRESS	OWNED	CLASS
State Street Corporation(1)
State Street Financial Center
One Lincoln Street
Boston, MA 02111	45,251,374	7.4
The Vanguard Group(2)
100 Vanguard Blvd.
Malvern, PA 19355	40,626,344	6.59
BlackRock, Inc.(3)
40 East 52nd Street
New York, NY 10022	34,893,814	5.7

(1) In a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2016, State Street Corporation reported that, as of December 31, 2015, it and its direct and indirect subsidiaries, acting in various capacities, had shared voting power with respect to 44,784,794 shares of 3M common stock and shared dispositive power with respect to 45,251,374 shares of 3M common stock, of which 15,631,984 shares were held as trustee for certain 3M savings plans, including the Company’s Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan, which are 401(k) retirement savings plans. State Street Bank and Trust Company, an affiliate of State Street Corporation (“State Street Bank”) provides custody, investment management, and corporate finance services to the Company and a number of employee benefit plans sponsored by the Company and its affiliates. The 3M Employee Retirement Income Plan, the 3M Voluntary Investment Plan and Employee Stock Ownership Plan, the 3M Savings Plan, and the 3M Employee Welfare Benefit Association utilize State Street Global Advisors, an affiliate of State Street Bank, as an investment manager for their respective employee benefit plans. State Street Bank also provides custody services for the Company’s defined contribution plans in the U.S. Further, State Street Bank and Trust Company is a participant of 3M Company’s $3.75 billion revolving credit agreement dated March 9, 2016. In total, the Company and the various employee benefit plans paid fees of $2.3 million to State Street Bank and its affiliates in 2015. The fees paid are regularly reviewed by the Company and the fiduciaries of the employee benefit plans and are determined to be reasonable for the services provided.

(2) In a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2016, The Vanguard Group reported that, as of December 31, 2015, it had sole voting power with respect to 1,155,567 shares, sole dispositive power with respect to 39,400,109 shares, and shared dispositive power with respect to 1,226,235 shares. Vanguard provides investment management services to the Company’s defined contribution plans in the U.S. through co-mingled mutual fund vehicles. The 3M Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan use these investments in their defined contribution investment choices. Fees paid for investment management of these funds are incorporated into the fund NAV on a daily basis and fully disclosed as an expense ratio for the funds. As a result, these fees are paid by participants in the Company’s defined contribution plans and are not paid by the Company. The total amount of the fees will fluctuate based on the plan participant allocation decisions. The fees are regularly reviewed by the fiduciaries of the retirement plans and are determined to be reasonable for the services provided.

(3) In a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2016, BlackRock, Inc. reported that, as of December 31, 2015, it had sole voting power with respect to 29,370,220 shares and sole dispositive power with respect to 34,893,814 shares. BlackRock, Inc. and its affiliates provide investment management services to several employee benefit plans sponsored by the Company and its Canadian affiliate. The 3M Employee Retirement Income Plan, the 3M Voluntary Investment Plan and Employee Stock Ownership Plan, the 3M Savings Plan and the 3M Canada Company Master Trust utilize these investment management services. In total, the various employee benefit plans paid fees of $3.5 million in 2015 to BlackRock, Inc. and its affiliates, a majority of which was paid by the participants in the U.S. Voluntary Investment Plan and Employee Stock Ownership Plan. The fees paid are regularly reviewed by the fiduciaries of the employee benefit plans and are determined to be reasonable for the services provided.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any person owning more than 10 percent of the outstanding shares of 3M common stock, to file with the Securities and Exchange Commission reports regarding their ownership and changes in their ownership of our stock. As a practical matter, 3M assists its directors and executive officers by monitoring transactions and completing and filing Section 16 reports on their behalf. 3M believes that during 2015, its directors and executive officers complied with all Section 16(a) filing requirements. In making this statement, 3M has relied upon examination of copies of Forms 3, 4, and 5 and the written representations of its directors and executive officers.

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OTHER
INFORMATION

PROXY STATEMENT

The Board of Directors (the “Board”) of 3M Company, a Delaware corporation (“3M” or the “Company”) is soliciting proxies for the Company’s Annual Meeting of Stockholders. You are receiving a Proxy Statement because you own shares of 3M common stock that entitle you to vote at the meeting. By use of a proxy you can vote, whether or not you attend the meeting. The Proxy Statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

The information included in this Proxy Statement relates to proposals to be voted on at the meeting (if properly presented), the voting process, 3M’s Board and Board committees, the compensation of directors and certain executive officers, and other required information.

PURPOSE OF THE ANNUAL MEETING

The purpose of the Annual Meeting is to elect the directors identified in this Proxy Statement and to conduct the business described in the Notice of Annual Meeting.

ANNUAL MEETING ADMISSION

How do I attend the 2016 Annual Meeting? What do I need to bring?

Only stockholders who held shares of 3M common stock as of the close of business on March 11, 2016, the record date, are invited to attend the Annual Meeting. To attend the meeting, you will need to bring an admission ticket and a valid government issued photo identification. You will need to print an admission ticket in advance by visiting www.proxyvote.com and following the instructions there. You will need the 16-digit control number to access www.proxyvote.com. You can find your control number on:

●	your proxy card included in this Proxy Statement if it was mailed to you;
●	your Notice of Internet Availability of Proxy Materials if you received proxy materials via electronic delivery; or
●	your voting instruction card if you hold your shares in street name through a broker or other nominee.

If you are not a record date stockholder, you may be admitted to the meeting only if you have a valid legal proxy from a record date stockholder who has obtained an admission ticket. You must present that proxy and admission ticket, as well as a valid government issued photo identification, at the entrance to the meeting.

On the day of the meeting, an admission ticket, along with a valid government issued photo identification such as a driver’s license or passport, must be presented in order to be admitted to the Annual Meeting. Please note that seating is limited, and admission is on a first-come, first-served basis.

For questions about admission to the Annual Meeting, please contact us at 1-800-3M HELPS (1-800-364-3577).

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

Use of cameras, recording devices, computers and other electronic devices, such as smartphones and tablets, will not be permitted at the meeting. For security reasons, you will be required to enter through a metal detector before being granted access to the meeting. No large bags or packages are allowed at the meeting.

How do I listen to the live webcast?

If you are unable to attend the Annual Meeting, you can listen to the live webcast of the business portion of the meeting by visiting http://investors.3M.com, or www.3M.com under Investor Relations — Annual Meeting Live Webcast.

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INFORMATION ABOUT THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Why did I receive a Notice of Internet Availability of the proxy materials and not the printed proxy materials?

The Securities and Exchange Commission allows companies to furnish their proxy materials to stockholders over the Internet. As a result, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. In addition, we are providing the notice and proxy materials by e-mail to some of our stockholders who previously consented to electronic delivery of proxy materials. Those stockholders should have received an e-mail containing a link to the Web site where the proxy materials are available, as well as a link to the proxy voting Web site. All stockholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access the proxy materials over the Internet and to request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice. In addition, the notice contains instructions on how you may request to receive proxy materials in printed form by mail or to access them electronically in connection with future distributions of proxy materials. Distributing proxy materials electronically conserves natural resources and reduces the costs of printing and distributing our proxy materials.

Why did I receive a printed copy of the proxy materials and not the Notice of Internet Availability of Proxy Materials?

We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of the Notice of Internet Availability of Proxy Materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and follow the instructions to view the materials. You will need to provide the control number printed in the box marked by the arrow located on your Notice of Internet Availability of Proxy Materials (see example below — the information in the box is an example only — your number will be different and is unique to you).

1234 5678 9012 3456

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy at no cost by using one of the three methods below. You will need to provide the control number printed in the box marked by the arrow located on your Notice of Internet Availability of Proxy Materials (see example above — the information in the box is an example only — your number will be different and is unique to you).

●By INTERNET at www.proxyvote.com;
●By TELEPHONE, toll-free at 1-800-579-1639; or

●By sending an E-MAIL to sendmaterial@proxyvote.com (simply provide in the subject line the control number printed in the box marked by the arrow from your Notice of Internet Availability of Proxy Materials; no other information is necessary).

Can I request to receive my Notice of Internet Availability of Proxy Materials by e-mail rather than by mail?

You may request to receive proxy materials for all future meetings by e-mail by going to www.proxyvote.com or www.investordelivery.com and follow the electronic delivery enrollment instructions. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the Web site where those materials are available and a link to the proxy voting Web site. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

Please note that you MAY NOT USE your Notice of Internet Availability of Proxy Materials to vote your shares; it is NOT a form for voting. If you return the Notice of Internet Availability of Proxy Materials in an attempt to vote your shares, that vote will not count.

For more information about the Notice of Internet Availability of Proxy Materials, please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml

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STOCKHOLDERS ENTITLED TO VOTE

Each share of our common stock outstanding as of the close of business on March 11, 2016, the record date, is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting. As of that date, there were 605,924,564 shares of common stock issued and outstanding.

Most 3M stockholders hold their shares through a broker, bank, trustee, or other nominee (which for simplicity we refer to as a “broker or other nominee”) rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

STOCKHOLDER OF RECORD

If your shares are registered directly in your name with 3M’s transfer agent, Wells Fargo Bank, N.A., you are considered the stockholder of record of those shares and the Notice of Internet Availability of Proxy Materials, or if you requested paper delivery, a copy of these proxy materials are being sent directly to you by 3M. As the stockholder of record, you have the right to grant your voting proxy directly to 3M or to vote in person at the meeting. You may also vote on the Internet or by telephone, as described in the Notice of Internet Availability of Proxy Materials and below under the heading “Voting Methods.”

BENEFICIAL OWNER

If your shares are held by a broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or other nominee who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting, unless you obtain a legal proxy from the broker or other nominee. Your broker or other nominee is obligated to provide you with a voting instruction card for you to use. You may also vote on the Internet or by telephone, as described in the Notice of Internet Availability of Proxy Materials and below under the heading “Voting Methods.” If you fail to provide voting instructions to your broker or other nominee, it will have discretion to vote your shares with respect to Proposal 2, but not with respect to Proposals 1, 3, 4, 5 or 6, as described below under “Voting Requirements to Elect Directors and Approve Each of the Proposals Described in this Proxy Statement.”

PLAN ACCOUNTS

If your shares are held in your account in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan, you are considered the beneficial owner of these shares and the trustee of the plans is considered the stockholder of record. Participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan may direct the trustee on how to vote the shares allocated to their account via the Internet, by telephone, or by signing and submitting the proxy card as described in the Notice of Internet Availability of Proxy Materials and below under the heading “Voting Methods.” Participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan may also direct the trustee how to vote a proportionate number of allocated shares of common stock for which it has not received direction by following the same voting instructions. If you fail to direct the trustee how to vote your shares by following these instructions, the trustee will vote your shares as described in the proxy card.

PROPOSALS YOU ARE ASKED TO VOTE ON AND THE BOARD’S VOTING RECOMMENDATIONS

The following proposals are included in this Proxy Statement and are scheduled to be voted on at the meeting. 3M’s Board recommends that you vote your shares as indicated below.

THE BOARD’S
		VOTING	RATIONALE FOR	FOR FURTHER
PROPOSALS:		RECOMMENDATIONS:	SUPPORT	DETAILS
1.	Elect the twelve directors identified in this Proxy Statement, each for a term of one year.	“FOR” each nominee to the Board	Our nominees are distinguished leaders who bring a mix of skills and qualifications to the Board and can represent the Interests of all stockholders.	Page 7
2.	Ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2016.	“FOR”	Based on its assessment of the qualifications and performance of PricewaterhouseCoopers LLP (“PwC“), the Audit Committee believes that it is in the best interests of the Company and its stockholders to retain PwC.	Page 31

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PROPOSALS:		THE BOARD’S VOTING RECOMMENDATIONS:	RATIONALE FOR SUPPORT	FOR FURTHER DETAILS
3.	Approve, on an advisory basis, the compensation of our named executive officers.	“FOR”	Our executive compensation program appropriately aligns our executives’ compensation with the performance of the Company and its business units as well as their individual performance.	Page 35
4.	Approve the 2016 Long-Term Incentive Plan.	“FOR”	Awards granted under the plan will help to recruit, motivate and retain the highly qualified individuals who contribute to our success and to align their financial interests with those of our stockholders.	Page 65
5.	Stockholder proposal on special meetings, if properly presented at the meeting.	“AGAINST”	See the Board’s opposition statement.	Page 76
6.	Stockholder proposal on share repurchase program and executive compensation, if properly presented at the meeting.	“AGAINST”	See the Board’s opposition statement.	Page 78

Other than the proposals described in this Proxy Statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy by telephone, Internet, or by signing and returning your proxy card, any of the persons appointed by the Board as proxy holders — Nicholas C. Gangestad, Gregg M. Larson, and Inge G. Thulin — will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees is unavailable as a candidate for director, the above-named proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

VOTING REQUIREMENTS TO ELECT DIRECTORS AND APPROVE EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT
QUORUM

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and “broker non-votes” are counted as present for purposes of determining a quorum. As discussed below, a “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner.

BROKER VOTING

Under New York Stock Exchange (“NYSE”) rules, brokers have discretionary authority to vote their clients’ shares in “routine” matters (such as ratification of auditors) so long as the beneficial owner of those shares did not provide voting instructions to the broker at least ten days before the stockholder meeting. Director elections, stockholder proposals, and executive compensation matters, including say-on-pay proposals and the equity compensation plan, are not considered “routine” matters for these purposes. As a result, if you do not provide your broker with instructions as to how to vote your shares, your broker will be prohibited from voting on Proposals 1, 3, 4, 5 and 6, resulting in a “broker non-vote” with respect to those proposals.

If you are a beneficial owner (other than as a participant in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan), your broker or other nominee is permitted to vote your shares on the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016, even if it does not receive voting instructions from you.

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ELECTION OF DIRECTORS

In accordance with 3M’s Bylaws, each director is elected by the vote of the majority of votes cast (which means the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election, with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election) with respect to that director’s election at any meeting for the election of directors at which a quorum is present. However, if the number of nominees exceeds the number of directors to be elected (a “Contested Election”) as of the tenth (10th) day preceding the date the Company first mails its notice of the meeting to its stockholders, the directors shall be elected by the vote of a plurality of the votes cast (which means that the nominees who receive the most affirmative votes will be elected to serve as directors).

For an election where the majority vote standard applies, the Nominating and Governance Committee has established procedures under which any incumbent director who is not elected shall offer to tender his or her resignation to the Board. In the event an incumbent director fails to receive a majority of the votes cast in an election that is not a Contested Election, the Nominating and Governance Committee, or such other committee designated by the Board of Directors, shall make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board of Directors shall act on the resignation, taking into account the Committee’s recommendation, and publicly disclose (by issuing a press release and filing appropriate disclosure with the Securities and Exchange Commission) its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within ninety (90) days following certification of the election results. The Nominating and Governance Committee in making its recommendation and the Board of Directors in making its decision each may consider any factors and other information that they consider appropriate and relevant.

An incumbent director who fails to receive a majority of the votes cast in an election that is not a Contested Election (as defined above) and who tenders his or her resignation pursuant to the procedures described above shall remain active and engaged in Board activities while the Nominating and Governance Committee and the Board decide whether to accept or reject such resignation, or whether other action should be taken. However, it is expected that such incumbent director shall not participate in any proceedings by the Nominating and Governance Committee or the Board regarding whether to accept or reject such director’s resignation, or whether to take other action with respect to such director.

If the Board of Directors accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors may fill the resulting vacancy pursuant to the Bylaws.

ALL OTHER PROPOSALS

The affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve Proposals 2, 3, 4, 5 and 6. In tabulating the voting result for any particular proposal, abstentions and, if applicable, “broker non-votes” are not counted as votes “FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote “AGAINST.”

VOTING METHODS

If you hold shares directly as the stockholder of record, you may vote by granting a proxy or by voting in person at the Annual Meeting by requesting a ballot. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or other nominee or in person at the Annual Meeting by requesting a legal proxy from your broker or other nominee. If you own shares beneficially as a participant in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan, you may vote by submitting voting instructions to the trustee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

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Please refer to the summary instructions below and those included on your Notice of Internet Availability of Proxy Materials or proxy card or, for shares held in street name, the voting instruction card provided by your broker or other nominee.

The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card. Telephone and Internet voting for stockholders of record will be available 24 hours a day, up until 10:59 p.m., Central Daylight Time, on May 9, 2016. Participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan may instruct the trustee how to vote their shares via the Internet, by telephone, or by signing and returning the proxy card by 10:59 p.m., Central Daylight Time, on May 8, 2016.

VOTE BY INTERNET www.proxyvote.com

If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card or the Notice of Internet Availability of Proxy Materials in hand when you access the Web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE 1-800-690-6903

If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week. Have your proxy card or the Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.

VOTE BY MAIL Sign and mail your proxy card

You may vote by signing and submitting your proxy card to the Company. If you provide specific voting instructions in your proxy card, your shares will be voted as you instruct. If you sign your proxy card, but do not provide voting instructions, your shares will be voted as the Board recommends. Mark, sign, and date your proxy card and return it in the postage-paid envelope provided so that it is received by May 9, 2016 (or by May 8, 2016 for participants in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan), to 3M Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For shares held in street name, you may direct your broker or other nominee on how to vote your shares by following the instructions set forth in the voting instruction card that your broker or other nominee has provided.

VOTE IN PERSON May 10, 2016 -

If you are a stockholder of record, you may grant your proxy to 3M or vote in person at the Annual Meeting by requesting a ballot at the meeting. If you are a street name holder, you may vote in person at the Annual Meeting only if you obtain a legal proxy from your broker or other nominee.

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ALL SHARES THAT HAVE BEEN PROPERLY VOTED AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING.

CHANGING YOUR VOTE

You may change your proxy voting instructions at any time prior to the vote at the Annual Meeting. You may enter a new vote by using the Internet or the telephone or by mailing a new proxy card or new voting instruction card bearing a later date (which will automatically revoke your earlier voting instructions), so long as the new vote is received before the deadlines described above under the heading “Voting Methods.” You may also change your vote by granting a new proxy or by voting in person at the Annual Meeting.

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COUNTING THE VOTE

In the election of directors, you may vote “FOR” or “AGAINST” one or more of the nominees or you may “ABSTAIN.” Abstentions will have no effect on the outcome of the election of directors. For Proposals 2, 3, 4, 5 and 6, you may vote “FOR,” “AGAINST,” or “ABSTAIN,” but please note that abstentions will have the same effect as a vote “AGAINST.” If you sign your proxy card or broker voting instruction card but provide no voting instructions, your shares will be voted in accordance with the recommendations of the Board. Shares held in your account in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan will be voted by the trustee as described in “Stockholders Entitled to Vote” beginning on page 85.

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspectors of election.

CONFIDENTIALITY

The Company’s Board of Directors has a policy that all stockholder proxies, ballots, and tabulations that identify stockholders are to be maintained in confidence. No such document will be available for examination, and the identity and vote of any stockholder will not be disclosed, except as necessary to meet legal requirements and allow the inspectors of election to certify the results of the stockholder vote. The policy also provides that inspectors of election for stockholder votes must be independent and cannot be employees of the Company. Occasionally, stockholders provide written comments on their proxy card that may be forwarded to 3M management.

RESULTS OF THE VOTE

We will issue a press release announcing the preliminary voting results for items of business properly presented at the meeting and will disclose the preliminary results for those items (or final results if available) in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the Annual Meeting date. The press release with voting results will also be available on our Web site at www.3M.com/profile/pressbox/index.jhtml.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Securities and Exchange Commission rules allow us to deliver a single copy of an annual report and proxy statement to any household not participating in electronic proxy material delivery at which two or more stockholders reside, if we believe the stockholders are members of the same family (a practice called “householding”). We believe that householding benefits both you and the Company by eliminating duplicate mailings to stockholders living at the same address and by reducing our printing and mailing costs. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by calling 1-800-579-1639, by going to www.proxyvote.com, by e-mailing sendmaterial@proxyvote.com, or by writing to 3M Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, if your household received multiple sets of proxy materials this year, and members of your household who are entitled to receive proxy materials would all prefer to receive only a single set of proxy materials, you may submit such a request as specified in the preceding sentence.

If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer stockholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or other nominee directly to discontinue duplicate mailings to your household.

LIST OF STOCKHOLDERS

A list of the stockholders of record entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting for any purpose germane to the meeting. The list also will be available for ten days prior to the meeting between the hours of 7:45 a.m. and 4:30 p.m., Central Daylight Time, at our offices at 3M Austin Center, 6801 River Place Blvd., Austin, Texas 78726, by contacting the Secretary of the Company.

COST OF PROXY SOLICITATION

3M will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for these solicitation activities. We have hired Georgeson Shareholder Communications, Inc. to assist us in the distribution of proxy materials and the

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solicitation of votes. We will pay Georgeson Shareholder Communications, Inc. a fee of $20,000 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

TRANSFER AGENT

Our transfer agent is Wells Fargo Bank, N.A. All communications concerning stockholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting Wells Fargo Bank, N.A. at 1-800-401-1952 (U.S.), 651-450-4064 (outside the U.S.), www.shareowneronline.com, or in writing, P.O. Box 64854, St. Paul, MN 55164-0854.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

In order for a stockholder proposal to be considered for inclusion in 3M’s Proxy Statement for next year’s Annual Meeting, our Corporate Secretary must receive the proposal by November 23, 2016. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Company) to: Gregg M. Larson, Vice President, Deputy General Counsel and Secretary, 3M Company, 3M Center, Building 220-14W-06, St. Paul, MN 55144-1000. Such proposals must comply with the Securities and Exchange Commission’s regulations regarding the inclusion of stockholder proposals in Company sponsored proxy materials, such as the stockholder continuing to own a minimum number of shares until the Annual Meeting and appearing in person or through an authorized representative at the meeting to present the proposal.

Alternatively, stockholders intending to present a proposal at next year’s Annual Meeting without having it included in the Company’s Proxy Statement must comply with the requirements set forth in the Company’s Bylaws, a copy of which is available at www.3M.com under Investor Relations — Governance. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder no earlier than the close of business on November 23, 2016, and no later than the close of business on December 23, 2016. The notice must contain the information required by our Bylaws.

Proposals received by the Corporate Secretary after the dates mentioned will not be included in the Proxy Statement or acted upon at next year’s Annual Meeting.

By Order of the Board of Directors.

GREGG M. LARSON
Vice President, Deputy General Counsel and Secretary

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APPENDIX A - SUPPLEMENTAL CONSOLIDATED
STATEMENT OF INCOME INFORMATION

Reconciliation of GAAP to Non-GAAP Financial Measures
(Millions, except per-share amounts)
(Unaudited)

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company also discusses non-GAAP measures that exclude special items. Operating income, net income attributable to 3M (hereafter referred to as “net income”), and diluted earnings per share attributable to 3M common stockholders (hereafter referred to as “diluted earnings per share”) are all measures for which 3M provides the reported GAAP measure and an adjusted measure (excluding special items). Special items are not in accordance with, nor are they a substitute for, GAAP measures. Special items represent significant charges or credits that are important to an understanding of the Company’s ongoing operations. The Company uses these non-GAAP measures to evaluate and manage the Company’s operations. The Company believes that discussion of results excluding special items provides a useful analysis of ongoing operating trends. The determination of special items may not be comparable to similarly titled measures used by other companies.

The reconciliation provided below reconciles the non-GAAP financial measures with the most directly comparable GAAP financial measures for the twelve months ended December 31, 2015.

	OPERATING INCOME	NET INCOME	DILUTED EARNINGS PER SHARE
Reported GAAP measure	$6,946	$4,833	$7.58
Restructuring actions (a)	114	88	0.14
Adjusted Non-GAAP measure	$7,060	$4,921	$7.72

(a) During the fourth quarter of 2015, management approved and committed to undertake certain restructuring actions primarily focused on structural overhead, largely in the U.S. and slower-growing markets, with particular emphasis on Europe, Middle East, and Africa (EMEA) and Latin America. This impacted approximately 1,700 positions worldwide and resulted in a fourth-quarter 2015 pre-tax charge of $114 million.

The reconciliation provided below reconciles the non-GAAP financial measures with the most directly comparable GAAP financial measures for the twelve months ended December 31:

FREE CASH FLOW	2015	2014
Net cash provided by operating activities	$6,420	$6,626
Purchases of property, plant and equipment	(1,461)	(1,493)
Free Cash Flow (b)	$4,959	$5,133
Free Cash Flow Conversion (b)	103%	104%

(b) Free cash flow and free cash flow conversion are not defined under U.S. generally accepted accounting principles (GAAP). Therefore, they should not be considered a substitute for income or cash flow data prepared in accordance with U.S. GAAP and may not be comparable to similarly titled measures used by other companies. The Company defines free cash flow as net cash provided by operating activities less purchases of property, plant and equipment. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures. The Company defines free cash flow conversion as free cash flow divided by net income attributable to 3M. The Company believes free cash flow and free cash flow conversion are useful measures of performance and uses these measures as an indication of the strength of the Company and its ability to generate cash.

RETURN ON INVESTED CAPITAL	2015	2014
Return on Invested Capital (c)	22.5%	22.0%

(c) The Company uses non-GAAP measures to focus on stockholder value creation. 3M uses Return on Invested Capital (ROIC), defined as annualized after-tax operating income (including interest income) divided by average operating capital. Operating capital is defined as net assets (total assets less total liabilities) excluding debt. This measure is not recognized under U.S. GAAP and may not be comparable to similarly titled measures used by other companies.

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APPENDIX B - 3M COMPANY 2016
LONG-TERM INCENTIVE PLAN

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. The Plan succeeds the 3M 2008 Long-Term Incentive Plan.

Article I. Definitions

As used in the Plan, the following words and phrases will have the meanings specified below, unless the context clearly indicates otherwise:

1.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. With reference to the Board’s or a Committee’s powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 3.2, the term “Administrator” shall refer to such person(s) unless and until such delegation has been revoked.

1.2 “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether U.S. or non-U.S. federal, state or local; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

1.3 “Award” means an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award, Performance Bonus Award, Performance Share award or Other Stock or Cash Based Award granted to a Participant under the Plan.

1.4 “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

1.5 “Board” means the Board of Directors of the Company.

1.6 “Change in Control” means the occurrence of a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) or such other regulation or guidance issued under Section 409A. The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if its sole purpose is to (i) change the jurisdiction of the Company’s incorporation, or (ii) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

1.7 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.

1.8 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

1.9 “Common Stock” means the common stock of the Company.

1.10 “Company” means 3M Company, a Delaware corporation, or any successor.

1.11 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Company permits and determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate or legal heirs.

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1.12 “Director” means a Board member.

1.13 “Disability” means a permanent and total disability under Section 22(e)(3) of the Code.

1.14 “Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalents shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

1.15 “Effective Date” has the meaning set forth in Section 10.3.

1.16 “Employee” means any employee of the Company or any of its Subsidiaries.

1.17 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

1.18 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

1.19 “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Company deems reliable; (ii) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value of a Share will be established by the Administrator in its sole discretion.

1.20 “Full Value Award” shall mean any Award that is settled in Shares other than: (a) an Option, (b) a Stock Appreciation Right or (c) any other Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Subsidiary).

1.21 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with in Section 424(e) and (f) of the Code, respectively.

1.22 “Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.

1.23 “Misconduct” will have the meaning assigned to such term in the applicable Award Agreement or, if not defined therein, (A) the Participant’s willful failure to substantially perform the Participant’s duties (other than a failure resulting from the Participant’s Disability); (B) the Participant’s willful failure to carry out, or comply with any lawful and reasonable directive of the Board or the Participant’s immediate supervisor; (C) the occurrence of any act or omission by the Participant that could reasonably be expected to result in (or has resulted in) the Participant’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (D) the Participant’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its Subsidiaries or affiliates or any of their officers, directors, employees, customers, suppliers, insurers or agents; (E) the Participant’s material breach of any material provision of any written agreement with the Company or any Subsidiary; or (F) any other intentional misconduct by the Participant significantly affecting the business or affairs of the Company or any Subsidiary in an adverse manner. The Committee shall have the authority to determine conclusively whether a Participant has committed Misconduct pursuant to the above definition, the date of the occurrence of such Misconduct and any incidental matters relating thereto; provided, however, that the Company’s Chief Executive Officer may establish a committee of two or more officers of the Company (at least one of whom shall be the Company’s Chief Executive Officer or Senior Vice President, Human Resources) to make any and all such determinations with respect to any Participant who is not then, and was not previously, subject to Section 16 of the Exchange Act with respect to the Company. The foregoing definition shall not in any way preclude or restrict the right of the Company or any Subsidiary to discharge or dismiss any Participant or other person in the service of the Company or any Subsidiary for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute Misconduct.

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1.24 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

1.25 “Option” means a right granted under Article V to purchase a specified number of Shares at a specified price per Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

1.26 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

1.27 “Overall Share Limit” means the sum of (i) 23,965,000 Shares; (ii) the aggregate number of Shares that remain available for future awards under the Prior Plans as of immediately prior to the Effective Date and (iii) the number of Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article IV.

1.28 “Participant” means a Service Provider who has been granted an Award.

1.29 “Performance-Based Award” means an Award (other than an Option or SAR) granted pursuant to Article VI or VII, but which is subject to the terms and conditions set forth in Section 10.18. All Performance-Based Awards are intended to qualify as Performance-Based Compensation.

1.30 “Performance-Based Compensation” means any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4) (C) of the Code or any successor provision.

1.31 “Performance Bonus Award” has the meaning set forth in Section 7.3.

1.32 “Performance Criteria” mean the criteria (and adjustments) that the Administrator, in its sole discretion, may select to establish one or more performance goals for an Award for a specified Performance Period; provided that:

(a) The Performance Criteria that will be used to establish performance goals for Performance-Based Awards intended to qualify as Performance-Based Compensation are limited to the following: (i) net earnings or losses (either before or after one or more of (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) gross or net organic sales volume or organic sales volume growth, (iv) net income (either before or after taxes) or adjusted net income; (v) sales from one or more products (or categories of products) as a percentage of total sales or revenue; (vi) profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; (vii) operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); (viii) cash flow (including operating cash flow, free cash flow, free cash flow conversion or cash flow return on capital); (ix) return on assets; (x) return on capital or invested capital; (xi) cost of capital; (xii) return on stockholders’ equity; (xiii) total stockholder return; (xiv) return on sales; (xv) costs, reductions in costs and cost control measures; (xvi) expenses; (xvii) working capital; (xviii) earnings or loss per share (“EPS”) or EPS growth; (xix) adjusted earnings or loss per share; (xx) price per share or dividends per share (or appreciation in or maintenance of such price or dividends); (xxi) regulatory achievements or compliance; (xxii) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxiii) market share; (xxiv) economic value or economic value added models; (xxv) division, group or corporate financial goals; (xxvi) customer satisfaction/growth; (xxvii) customer service; (xxviii) employee satisfaction; (xxix) recruitment and maintenance of personnel; (xxx) human resources management; (xxxi) supervision of litigation and other legal matters; (xxxii) strategic partnerships and transactions; (xxxiii) financial ratios (including those measuring liquidity, activity, profitability or leverage); (xxxiv) debt levels or reductions; (xxxv) sales-related goals; (xxxvi) financing and other capital raising transactions; (xxxvii) cash on hand; (xxxviii) acquisition activity; (xxxix) investment sourcing activity; and (xl) marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be expressed in terms of the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or may be expressed in terms of performance relative to performance of one or more other companies or by comparisons of any of the indicators of performance relative to performance of other companies. Any performance goals that are financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles.

(b) The Committee, in its sole discretion, may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, special items, and other unusual, infrequently occurring or non-recurring charges, events or items; (ii) asset sales or write-downs; (iii) litigation or claim judgments or settlements; (iv) acquisitions or

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divestitures; (v) reorganization or change in the corporate structure or capital structure of the Company; (vi) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management; (vii) foreign exchange gains and losses; (viii) a change in the fiscal year of the Company; (ix) the refinancing or repurchase of bank loans or debt securities; (x) unbudgeted capital expenditures; (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares; (xii) conversion of some or all of convertible securities to Common Stock; (xiii) any business interruption event; (xiv) changes in pricing; (xv) changes in foreign currency exchange rates; (xvi) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles; (xvii) unusual tax transactions; or (xviii) the effect of changes in other laws or regulatory rules affecting reported results.

1.33 “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

1.34 “Performance Share” means a right granted to a Participant pursuant to Section 7.1 and subject to Section 7.2, to receive Shares, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.

1.35 “Plan” means this 3M Company 2016 Long-Term Incentive Plan.

1.36 “Prior Plans” means, collectively, the 3M 2005 Management Stock Ownership Program, the 3M 2008 Long-Term Incentive Plan and any prior equity incentive plans of the Company or its predecessor.

1.37 “Prior Plan Award” means an award outstanding under the Prior Plans as of the Effective Date.

1.38 “Restricted Stock” means Shares awarded to a Participant under Article VI, subject to certain vesting conditions and other restrictions.

1.39 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

1.40 “Retires” or “Retirement” will have the meaning assigned to such term in the applicable Award Agreement or, if not defined therein, a Participant’s Termination of Service after attaining age 55 with at least 10 years of employment service.

1.41 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

1.42 “Section 409A” means Section 409A of the Code.

1.43 “Securities Act” means the U.S. Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

1.44 “Service Provider” means an Employee or Director.

1.45 “Shares” means shares of Common Stock.

1.46 “Stock Appreciation Right” or “SAR” means a right granted under Article V to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

1.47 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain or any other entity in which the Company has a significant equity interest, as determined by the Administrator.

1.48 “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

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1.49 “Termination of Service” means:

(a) As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment with the Company or any Subsidiary.

(b) As to a non-employee Director, the time when a Participant who is a non-employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences employment with the Company or any Subsidiary.

The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for Misconduct and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Participant’s employee-employer relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.

Article II. Eligibility

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service Provider shall have any right to be granted an Award pursuant to the Plan.

Article III. Administration and Delegation

3.1 Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

3.2 Appointment of Committees. To the extent Applicable Laws permit, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents of the Company, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any Committee to which authority has been delegated at any time and re-vest in itself any previously delegated authority.

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Article IV. Stock Available for Awards

4.1 Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Effective Date, the Company will cease granting awards under the Prior Plans; however, Prior Plan Awards will remain subject to the terms of the applicable Prior Plan. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares. Notwithstanding the foregoing, the aggregate number of Shares available for issuance under the Plan shall be reduced by 2.5 Shares for each Share delivered in settlement of any Full Value Award, and by one share for every one share granted that is subject to Options or Stock Appreciation Rights.

4.2 Share Recycling. If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Awards under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award or Prior Plan Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award or Prior Plan Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit. Any Shares that again become available for Awards under the Plan pursuant to this Section shall be added as (i) one Share for every one Share subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under any Prior Plan, and (ii) as 2.5 Shares for every one Share subject to Full Value Awards granted under the Plan or awards other than options or stock appreciation rights granted under any Prior Plan.

4.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 34,000,000 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.

4.4 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards (which, for the avoidance of doubt excludes Substitute Awards) may again become available for Awards under the Plan as provided under Section 4.2 above); provided that Awards using such available shares (or any Shares that again become available for issuance under the Plan under Section 4.2 above) shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.

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4.5 Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee Director compensation, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its sole discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any calendar year may not exceed $600,000.

Article V. Stock Options and Stock Appreciation Rights

5.1 General. The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.

5.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.

5.3 Duration of Options. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years.

5.4 Exercise.

(a) Exercise Procedure. Options and Stock Appreciation Rights may be exercised by delivering to the Company a notice of exercise, in a form and manner the Company approves (which may be electronic or telephonic), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full of (i) the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 5.5 and (ii) all applicable taxes in a manner specified in Section 9.5.

(b) Limited Automatic Exercise. Notwithstanding anything to the contrary in Section 5.4(a), unless otherwise determined in the Award Agreement, the vested and exercisable portion of an Option or Stock Appreciation Right that remains outstanding immediately prior to the expiration of its full term (or, if applicable, the limited post-termination exercise window) shall be deemed to have been exercised by the Participant at such time if (i) the Participant has accepted the Option or Stock Appreciation Right, (ii) the Fair Market Value of one Share exceeds the applicable exercise price per Share, and (iii) either (A) such Option or Stock Appreciation Right remains outstanding on the last day of its full term or (B) the Participant’s Option or Stock Appreciation Right otherwise would terminate prior to the last day of its full term as a result of the Participant’s death. For the avoidance of doubt, an Option or Stock Appreciation Right that terminates upon the expiration of its limited post-termination exercise window shall not be deemed to have remained outstanding on the last day of its full term for purposes of clause (iii) in the preceding sentence. In the event an Option or Stock Appreciation Right is exercised pursuant to this Section 5.4(b), the Company shall deliver to the Participant the number of Shares for which the Option or Stock Appreciation Right was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes. Unless the Company otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

5.5 Payment Upon Exercise. The Administrator shall determine the methods (or combination of methods) by which payment of the exercise price of an Option shall be made, including, without limitation:

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(a) cash, check or wire transfer of immediately available funds; provided that the Company may limit the use of one of the foregoing methods if one or more of the methods below is permitted;

(b) if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, check or wire transfer of immediately available funds; provided that such amount is paid to the Company at such time as may be required by the Company;

(c) to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery (or such other date determined by the Administrator);

(d) to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date; or

(e) to the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration.

5.6 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.

Article VI. Restricted Stock; Restricted Stock Units

6.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Award Agreement for each Restricted Stock and Restricted Stock Unit Award shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine.

6.2 Restricted Stock.

(a) Dividends. Subject to any limitations approved by the Administrator and set forth in the Award Agreement, Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares. In addition, unless the Administrator provides otherwise and subject to the provisions of this Section 6.2(a) below, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of cash or property other than an ordinary cash dividend, the Shares or other cash or property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, dividends with respect to an Award of Restricted Stock

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with performance-based vesting shall be accumulated and subject to vesting to the same extent as the related shares of Restricted Stock. All such dividends shall be paid as soon as administratively practicable following the time the applicable Restricted Stock vests and becomes non-forfeitable or such later time as may be set forth in the Award Agreement.

(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

6.3 Restricted Stock Units. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election.

Article VII. Other Types of Awards

7.1 General. The Administrator may grant Performance Share awards, Performance Bonus Awards, Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.

7.2 Performance Share Awards. Each Performance Share award shall be denominated in a number of Shares or in unit equivalents of Shares and/or units of value (including a dollar value of Shares) and may be linked to any one or more of the Performance Criteria or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any Performance Period. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

7.3 Performance Bonus Awards. Each right to receive a bonus granted under this Section 7.3 shall be denominated in the form of cash and shall be initially payable in cash (but may, in the discretion of the Administrator, be payable in Shares or a combination of cash and Shares) (a “Performance Bonus Award”) and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of the Performance Criteria or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any Performance Period.

7.4 Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award with performance-based vesting shall either (i) to the extent permitted by Applicable Law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related Award. All such Dividend Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement.

7.5 Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

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Article VIII. Adjustments for Changes in Common Stock and Certain Other Events

8.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares that may be issued); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

8.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(e) To replace such Award with other rights or property selected by the Administrator; and/or

(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

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8.3 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Laws, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.

8.4 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, spinoff, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.

Article IX. Provisions Applicable to Awards

9.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.

9.2 Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain such terms and conditions as are not inconsistent with those set forth in the Plan.

9.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

9.4 Changes in Participant’s Status. The Company will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. Except to the extent otherwise required by Applicable Law or expressly authorized by the Company or by the Company’s written policy on leaves of absence, no service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

9.5 Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to any Company insider trading policy (including blackout periods) and the

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terms of the applicable Award Agreement, Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company; provided that the Company may limit the use of one of the foregoing methods if one or more of the exercise methods below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery (or such other date determined by the Administrator), (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Award and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the tax obligations, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to satisfy the tax withholding by cash, check or wire transfer of immediately available funds; provided that such amount is paid to the Company at such time as may be required by the Company, (iv) to the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration or (v) any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

9.6 Amendment of Award; Prohibition on Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, converting an Incentive Stock Option to a Nonqualified Stock Option and providing for cash settlement of an outstanding award. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the economic benefits to be delivered under the Award as of the date of such amendment, modification or termination, or (ii) the change is permitted under Article VIII or pursuant to Sections 10.5 or 10.6. Other than pursuant to Sections 8.1 and 8.2, the Administrator shall not without the approval of the Company’s stockholders (a) lower the exercise price per Share of an Option or Stock Appreciation Right after it is granted, (b) cancel an Option or Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award, or (c) take any other action with respect to an Option or Stock Appreciation Right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

9.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, (iii) any approvals from governmental agencies that the Company determines are necessary or advisable have been obtained, and (iv) the Participant has executed and delivered to the Company such representations or agreements as the Company deems necessary or appropriate to satisfy any Applicable Laws. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Administrator may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the Participant.

9.8 Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

9.9 Fractional Shares. No fractional shares of Stock shall be issued and the Company shall determine, in its sole and absolute discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

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Article X. Miscellaneous

10.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continue employment or any other relationship with the Company or a Subsidiary. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate their relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

10.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Company otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

10.3 Effective Date and Term of Plan. The Plan will become effective on the date it is approved by the Company’s stockholders (the “Effective Date”). The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date, but Awards previously granted may extend beyond that date and shall remain in force according to the terms of the Plan and the applicable Award Agreement. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective, no Awards will be granted under the Plan and the Prior Plans will continue in full force and effect in accordance with their terms.

10.4 Amendment of Plan. The Board or the Compensation Committee of the Board may amend, suspend or terminate the Plan at any time and from time to time; provided that (a) no amendment requiring stockholder approval to comply with Applicable Laws shall be effective unless approved by the Board and the Company’s stockholders, and (b) no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect the economic benefits to be delivered under any outstanding award as of the date of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

10.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals employed or residing outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

10.6 Section 409A.

(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend the Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt the Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether

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such “separation from service” occurs upon or after the Participant’s Termination of Service. For purposes of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms mean a “separation from service.”

(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Company determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B) (i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

10.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act or any successor rule) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

10.8 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer or other employee of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer or other employee of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer or other employee of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Company’s approval) arising from any act or omission concerning the Plan unless arising from such person’s own fraud or bad faith; provided that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

10.9 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details (the “Data”), to implement, manage and administer the Plan and Awards. The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Company may cancel Participant’s ability to participate in the Plan and, in the Company’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10.9.

10.10 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

10.11 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

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10.12 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding the choice-of-law principles of the State of Delaware and any other state requiring the application of a jurisdiction’s laws other than the State of Delaware.

10.13 Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Laws or any policy of the Company providing for the reimbursement of incentive compensation.

10.14 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

10.15 Conformity to Applicable Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

10.16 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.

10.17 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

10.18 Section 162(m) Limitations.

(a) Individual Award Limitations. Notwithstanding any provision in the Plan to the contrary, and subject to adjustment as provided in Article VIII, (i) the maximum aggregate number of Shares with respect to all Options and Stock Appreciation Rights that may be granted to any one person during any calendar year shall be 500,000; (ii) the maximum aggregate number of Shares that may be earned with respect to all Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock or Cash Based Awards that are intended to qualify as Performance-Based Compensation and are denominated in Shares that may be granted to any one person during any calendar year shall be 500,000; and (iii) the maximum aggregate amount that may become payable (in cash, Shares or any combination thereof) pursuant to all Performance Bonus Awards that may be granted to any one person during any calendar year shall be U.S. $10,000,000; provided, however, that in no event will more than the Overall Share Limit be granted to any one person during any calendar year of the Company with respect to one or more Award denominated in Shares. To the extent required by Section 162(m) of the Code, Shares subject to Awards that are canceled shall continue to be counted against the award limits above. For purposes of this Section 10.18(a), each Share subject to an Award (including a Full Value Award) shall be counted as one Share against the specified limit. Each of the limitations in this Section, other than the Overall Share Limit, shall be multiplied by two (2) with respect to Awards granted to a Participant during the calendar year in which the Participant commences employment with the Company and/or its Subsidiaries.

(b) Committee Composition. To the extent an Award is intended to qualify as Performance-Based Compensation, the Administrator with respect to such Awards shall be a Committee comprised solely of two or more Directors, each of whom is intended to be an “outside director” within the meaning of Section 162(m) of the Code; provided that a Committee member’s failure to qualify as an “outside director” within the meaning of Section 162(m) will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

106  |  3M

(c) Performance-Based Compensation. The Administrator, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. For the avoidance of doubt, nothing herein shall require the Administrator to structure any Awards in a manner intended to constitute Performance-Based Compensation and the Administrator shall be free, in its sole discretion, to grant Awards that are not intended to be Performance-Based Compensation. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award that is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Award Agreement shall be deemed amended to the extent necessary to conform to such requirements. In addition, Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Bonus Awards and Other Stock or Cash Based Awards that are intended to qualify as Performance-Based Compensation shall be subject to the following provisions, which shall control over any conflicting provision in the Plan or any Award Agreement:

(i) To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, no later than 90 days following the commencement of any performance period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Administrator shall, in writing, (a) designate the Participant to receive such Award, (b) select the Performance Criteria applicable to the performance period, which Performance Criteria shall be limited to the specific performance goals set forth in the definition of Performance Criteria, (c) establish the performance goals (and any exclusions), and amounts of such Awards, as applicable, which may be earned for such performance period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each Participant for such performance period.

(ii) Following the completion of each performance period, the Administrator shall certify in writing whether and the extent to which the applicable performance goals have been achieved for such performance period. In determining the amount earned under such Awards, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant, including the assessment of individual or corporate performance for the performance period.

(iii) Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Participant shall be determined on the basis of Applicable Accounting Standards. For this purpose, “Applicable Accounting Standards” means the U.S. Generally Accepted Accounting Principles, International Financial Reporting Standards or other accounting principles or standards applicable to the Company’s financial statements under U.S. federal securities laws.

(iv) No adjustment or action described in Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify.

2016 Proxy Statement  |  107

ADMISSION TICKET AND PHOTO ID REQUIRED FOR THE ANNUAL MEETING
Please note that you will need an admission ticket and a valid photo ID to attend the Annual Meeting. For more details, please read “Annual Meeting Admission” on page 83 of the Proxy Statement.

MIX
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This Proxy Statement was printed on recycled paper with soy based inks in a facility that uses 100% renewable wind energy.

3M CENTER
BLDG. 220-9E-02
ST. PAUL, MN 55144-1000
SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Daylight Time on May 9, 2016*. Have your proxy card in hand when you access the Web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Daylight Time on May 9, 2016*. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to 3M Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it is received by May 9, 2016*.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by 3M Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

*Up until 10:59 p.m. Central Daylight Time on May 8, 2016, for participants in 3M's Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M99590-P73349-Z67181	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
3M COMPANY

The Board of Directors recommends you vote FOR the following proposals 1, 2, 3 and 4:

Vote on Directors

1.	To elect twelve members to the Board of Directors, each for a term of one year.
			For	Against	Abstain
Nominees:

	1a.	Sondra L. Barbour	☐	☐	☐

	1b.	Thomas "Tony" K. Brown	☐	☐	☐

	1c.	Vance D. Coffman	☐	☐	☐

	1d.	David B. Dillon	☐	☐	☐

	1e.	Michael L. Eskew	☐	☐	☐

	1f.	Herbert L. Henkel	☐	☐	☐

	1g.	Muhtar Kent	☐	☐	☐

	1h.	Edward M. Liddy	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

			For	Against	Abstain

	1i.	Gregory R. Page	☐	☐	☐

	1j.	Inge G. Thulin	☐	☐	☐

	1k.	Robert J. Ulrich	☐	☐	☐

	1l.	Patricia A. Woertz	☐	☐	☐

2.	To ratify the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm.		☐	☐	☐

3.	Advisory approval of executive compensation.		☐	☐	☐

4.	Approval of the 2016 Long-Term Incentive Plan.		☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposals 5 and 6:			For	Against	Abstain

5.	Stockholder proposal on special meetings.		☐	☐	☐

6.	Stockholder proposal on share repurchase program and executive compensation.		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 10, 2016, 10:00 a.m. Central Daylight Time
Austin City Limits Live at the Moody Theater
310 W. Willie Nelson Blvd.
Austin, Texas 78701

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

If you plan to attend the meeting in person, please register and print an admission ticket in advance at www.proxyvote.com, following the instructions set forth in the Proxy Statement.
You will need the 16-digit control number printed on the other side of this proxy card.
Questions? Please contact us at 1-800-364-3577

M99591-P73349-Z67181

3M COMPANY

The Board of Directors solicits this proxy for use at the Annual Meeting on Tuesday, May 10, 2016.

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy card hereby appoint(s) Gregg M. Larson, Nicholas C. Gangestad, and Inge G. Thulin or any of them, each with full power of substitution, as proxies, to vote all shares of common stock in 3M Company which the stockholder(s) would be entitled to vote on all matters which may properly come before the 2016 Annual Meeting of Stockholders and any adjournments thereof. THE PROXIES SHALL VOTE SUBJECT TO THE DIRECTION INDICATED ON THE REVERSE SIDE OF THIS CARD. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

FOR PARTICIPANTS IN 3M'S VOLUNTARY INVESTMENT PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN (VIP), AND THE 3M SAVINGS PLAN:

In accordance with the terms of the VIP and Savings Plan, shares allocated to the respective accounts in these plans on the record date will be voted by the trustee, State Street Bank and Trust Company, in accordance with the instructions indicated on the reverse side of this card, and in accordance with the judgment of the trustee upon other business as may properly come before the meeting and any adjournments or postponements thereof. In addition, participants, as named fiduciaries for voting purposes in the VIP and the Savings Plan, may instruct State Street (as VIP and the Savings Plan trustee) how to vote a proportionate number of the allocated shares for which no instructions are received by following the same instructions. If no instructions are provided or if this card is not received on or before May 8, 2016, shares held in the respective accounts in the VIP and the Savings Plan will be voted by the trustee in the same proportion that the other participants in the VIP and the Savings Plan direct the trustee to vote shares in the respective accounts.

Address changes/comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued, and must be signed and dated on the other side)